Filed Pursuant to Rule 497(c)

                                    GMO TRUST

     GMO TRUST (the "Trust"), 40 Rowes Wharf, Boston, Massachusetts 02110, is an open-end management investment company offering twenty-five (25) separate portfolios with this prospectus (collectively, the "FUNDS"). The Trust offers one additional portfolio, the Pelican Fund, pursuant to a separate prospectus. Each Fund has its own investment objective and strategies. GRANTHAM, MAYO, VAN OTTERLOO & CO. (the "MANAGER" or "GMO") is the investment manager of all Funds. The Manager has a Consulting Agreement with Dancing Elephant, Ltd. (the "Consultant") with respect to management of the GMO Emerging Markets Fund. The Trust offers "diversified" and "non-diversified" portfolios, as defined in the Investment Company Act of 1940 (the "1940 Act"). The definition and potential risks of "non-diversified" portfolios are discussed under "Description and Risks of Fund Investments -- Non-Diversified Portfolios" on page 47. A TABLE OF CONTENTS APPEARS ON PAGE 6 OF THIS PROSPECTUS. Brief descriptions of the Funds begin on page 2.

                                    GMO FUNDS


DOMESTIC EQUITY                              FUNDS INTERNATIONAL

Core Fund                                    International Core Fund
Tobacco-Free Core Fund                       Currency Hedged International
Value Fund                                     Core Fund
Growth Fund                                  Foreign Fund
U.S. Sector Fund                             International Small Companies Fund
Core II Secondaries Fund                     Japan Fund
Fundamental Value Fund                       Emerging Markets Fund
REIT Fund



EQUITY FUNDS FIXED INCOME                    FUNDS ASSET ALLOCATION FUNDS

Short-Term Income Fund                       International Equity Allocation
Global Hedged Equity Fund                      Fund
Domestic Bond Fund                           World Equity Allocation Fund
International Bond Fund                      Global (U.S.+) Equity Allocation
Currency Hedged International                  Fund
  Bond Fund                                  Global Balanced Allocation Fund
Global Bond Fund
Emerging Country Debt Fund


                                MULTIPLE CLASSES

     Each Fund (except the Short-Term Income Fund) offers three CLASSES of shares: CLASS I, CLASS II AND CLASS III. The Short-Term Income Fund offers only Class III Shares. Eligibility for the classes is generally based on the total amount of assets that a client has invested with GMO (with Class I requiring the least total assets and Class III the most), all as described more fully herein. See "Multiple Classes -- Eligibility for Classes" on pages 60 and 61.

     NOTE: CLASS III SHARES ARE THE CONTINUATION OF THE TRUST'S SINGLE CLASS OF SHARES THAT EXISTED PRIOR TO JUNE 1, 1996, AND BEAR THE SAME TOTAL OPERATING EXPENSES AS THAT ORIGINAL CLASS OF SHARES.

     The classes differ solely with regard to (i) whether GMO or the GMO FUNDS DIVISION provides client service and reporting to shareholders of the class and
(ii) the level of SHAREHOLDER SERVICE FEE borne by the class. These differences are described briefly below and in more detail elsewhere in this Prospectus. ALL CLASSES OF A FUND HAVE AN INTEREST IN THE SAME UNDERLYING ASSETS, ARE MANAGED BY GMO, AND PAY THE SAME INVESTMENT MANAGEMENT FEE.

                               INVESTMENT MANAGER
                                       GMO
                       Grantham, Mayo, Van Otterloo & Co.


                             CLIENT SERVICE PROVIDER
                   GMO                                 GMO FUNDS DIVISION
          Class III Shares only                    Class I and Class II Shares
           Tel.: (617) 330-7500                       Tel.: (617) 790-5000
           Fax: (617) 439-4192                        Fax: (617) 439-4290



                             SHAREHOLDER SERVICE FEE

  The level of Shareholder Service Fee for each class is set forth at the bottom of the following page and described more fully under "Multiple Classes -- Shareholder Service Fees."

-------------------------
     This Prospectus concisely describes the information which investors ought to know before investing. Please read this Prospectus carefully and keep it for further reference. A Statement of Additional Information dated September 30, 1996, as revised from time to time, is available free of charge by writing to GMO Funds Division, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling
(617) 790-5000. The Statement, which contains more detailed information about each Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus.

     THE EMERGING COUNTRY DEBT FUND MAY INVEST WITHOUT LIMIT, THE INTERNATIONAL BOND AND CURRENCY HEDGED INTERNATIONAL BOND FUNDS MAY INVEST UP TO 25% OF THEIR NET ASSETS AND THE DOMESTIC BOND, REIT AND FOREIGN FUNDS MAY INVEST UP TO 5% OF THEIR NET ASSETS IN LOWER-RATED BONDS, COMMONLY KNOWN AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND NON-PAYMENT OF INTEREST. INVESTORS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE FUNDS. PLEASE SEE "DESCRIPTION AND RISKS OF FUND INVESTMENTS -- LOWER RATED SECURITIES."


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS                                                    SEPTEMBER 30, 1996








                                GMO MUTUAL FUNDS


         The Funds offered by this Prospectus are described briefly below and in more detail throughout this Prospectus. GMO Mutual Funds can generally be classified as Domestic Equity Funds, International Equity Funds and Fixed Income Funds. The Trust also offers four Asset Allocation Funds that invest in varying amounts in other Funds of the Trust.

DOMESTIC EQUITY FUNDS
---------------------

         The Trust offers the following eight domestic equity portfolios which are collectively referred to as the "DOMESTIC EQUITY FUNDS".

         GMO CORE FUND (the "CORE FUND") is a diversified portfolio that seeks a total return greater than that of the Standard & Poor's 500 Stock Index (the "S&P 500") through investment of substantially all of its assets in common stocks chosen from the Wilshire 5000 Index (the "Wilshire 5000") and primarily in common stocks chosen from among the 1,200 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange (the "Large Cap 1200").

         GMO TOBACCO-FREE CORE FUND (the "TOBACCO-FREE CORE FUND") is a diversified portfolio that seeks a total return greater than that of the S&P 500 through investment of substantially all of its assets in common stocks chosen from the Wilshire 5000 and primarily in common stocks chosen from the Large Cap 1200 which are not Tobacco Producing Issuers. A "Tobacco Producing Issuer" is an issuer which derives more than 10% of its gross revenues from the production of tobacco- related products.

         GMO VALUE FUND (the"VALUE FUND") is a non-diversified portfolio that seeks a total return greater than that of the S&P 500 through investment of substantially all of its assets in common stocks chosen from the Wilshire 5000 and primarily in common stocks chosen from the Large Cap 1200. Strong consideration is given to common stocks whose current prices, in the opinion of the Manager, do not adequately reflect the on-going business value of the underlying company.

         GMO GROWTH FUND (the "GROWTH FUND") is a non-diversified portfolio that seeks long-term growth of capital through investment of substantially all of its assets in common stocks chosen from the Wilshire 5000 and primarily in the equity securities of companies chosen from the Large Cap 1200. Current income is only an incidental consideration.

         GMO U.S. SECTOR FUND (the "U.S. SECTOR FUND") is a non-diversified portfolio that seeks a total return greater than that of the S&P 500 through investment of substantially all of its assets in common stocks chosen from the Wilshire 5000 and primarily in common stocks chosen from among the 1,800 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange.

         GMO CORE II SECONDARIES FUND (the "CORE II SECONDARIES FUND") is a diversified portfolio that seeks long-term growth of capital through investment primarily in companies whose equity capitalization ranks in the lower two-thirds of the 1,800 companies with the largest equity capitalization whose securities are listed on a United States national securities exchange. Current income is only an incidental consideration.

         GMO FUNDAMENTAL VALUE FUND (the "FUNDAMENTAL VALUE FUND") is a diversified portfolio that seeks long-term capital growth through investment primarily in equity securities. Consideration of current income is secondary to this principal objective.

         GMO REIT FUND (the "REIT FUND") is a non-diversified portfolio that
seeks  maximum  total  return  through  investment   primarily  in  real  estate
investment trusts ("REITs").


--------------------------------------------------------------------------------

                                CLASSES AND FEES


ALL FUNDS (EXCEPT                 ELIGIBILITY
ASSET ALLOCATION FUNDS)           REQUIREMENT*       SHAREHOLDER SERVICE FEE**
-----------------------           ------------       -------------------------

       Class I                    $1 million                   0.28%
       Class II                   $10 million                  0.22%
       Class III                  $35 million                  0.15%

ASSET ALLOCATION FUNDS ONLY
---------------------------

       Class I                    $1 million                   0.13%***
       Class II                   $10 million                  0.07%***
       Class III                  $35 million                  0.00%***


________________________

* More detailed explanation of eligibility criteria is provided on page 5 and under "Multiple Classes -- Eligibility for Classes."

** As noted above, all classes of shares of a Fund pay the same investment management fee. Shareholder Service Fee of 0.15%. Thus, the total Shareholder Service Fee borne by Class I, Class II and Class III Shares of the Asset Allocation Funds is the same as that borne by Class I, Class II and Class III Shares, respectively, of the other Funds. See "Asset Allocation Funds."

INTERNATIONAL EQUITY FUNDS
--------------------------

         The Trust offers the following six international equity portfolios which are collectively referred to as the "INTERNATIONAL EQUITY FUNDS."

         GMO INTERNATIONAL CORE FUND (the "INTERNATIONAL CORE FUND") is a diversified portfolio that seeks maximum total return through investment in a portfolio of common stocks of non-U.S. issuers.

         GMO CURRENCY HEDGED INTERNATIONAL CORE FUND (the "CURRENCY HEDGED INTERNATIONAL CORE FUND") is a non-diversified portfolio that seeks maximum total return through investment in a portfolio of common stocks of non-U.S. issuers and through management of the Fund's foreign currency positions. The Fund has similar policies to the International Core Fund, except that the Currency Hedged International Core Fund will maintain currency hedges with respect to a substantial portion of the foreign currency exposure represented in the Fund's benchmark while the International Core Fund will generally hedge only a limited portion of the currency exposure of that benchmark.

         GMO FOREIGN FUND (the "FOREIGN FUND") is a non-diversified portfolio that seeks maximum total return through investment in a portfolio of equity securities of non-U.S. issuers.

         GMO INTERNATIONAL SMALL COMPANIES FUND (the "INTERNATIONAL SMALL COMPANIES FUND") is a diversified portfolio that seeks maximum total return through investment primarily in equity securities of foreign issuers whose equity securities are traded on a major stock exchange of a foreign country ("foreign stock exchange companies") and whose equity capitalization at the time of investment, when aggregated with the equity capitalizations of all foreign stock exchange companies in that country whose equity capitalizations are smaller than that of such company, is less than 50% of the aggregate equity capitalization of all foreign stock exchange companies in such country.

         GMO JAPAN FUND (the "JAPAN FUND") is a non-diversified portfolio that seeks maximum total return through investment in Japanese securities, primarily in common stocks of Japanese companies.

         GMO EMERGING MARKETS FUND (the "EMERGING MARKETS FUND") is a non-diversified portfolio that seeks long term capital appreciation consistent with what the Manager believes to be a prudent level of risk through investment in equity and equity-related securities traded in the securities markets of newly industrializing countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.

FIXED INCOME FUNDS
------------------

         The Trust offers the following seven domestic and international fixed income portfolios which are collectively referred to as the "FIXED INCOME FUNDS."

         GMO SHORT-TERM INCOME FUND (the "SHORT-TERM INCOME FUND") is a non-diversified portfolio that seeks current income to the extent consistent with the preservation of capital and liquidity through investment in a portfolio of high quality short-term instruments. The Short-Term Income Fund intends to invest in short-term securities, but it is not a "money market fund."

         GMO GLOBAL HEDGED EQUITY FUND (the "GLOBAL HEDGED EQUITY FUND") is a non-diversified portfolio that seeks total return consistent with minimal exposure to general equity market risk.

         GMO DOMESTIC BOND FUND (the "DOMESTIC BOND FUND") is a non-diversified portfolio that seeks high total return through investment primarily in U.S. Government Securities. The Fund may also invest a significant portion of its assets in other investment grade bonds (including convertible bonds) denominated in U.S. dollars. The Fund's portfolio will generally have a duration of approximately four to six years (excluding short-term investments).

         GMO INTERNATIONAL BOND FUND (the "INTERNATIONAL BOND FUND") is a non-diversified portfolio that seeks high total return by investing primarily in investment grade bonds (including convertible bonds) denominated in various currencies including U.S. dollars or in multicurrency units. The Fund seeks to provide a total return greater than that provided by the international fixed income securities market generally.

           GMO CURRENCY HEDGED INTERNATIONAL BOND FUND (the "CURRENCY HEDGED INTERNATIONAL BOND FUND") is a non-diversified portfolio with the same investment objectives and policies as the International Bond Fund except that the Currency Hedged International Bond Fund will generally attempt to hedge substantially all of its foreign currency risk while the International Bond Fund will generally not hedge any of its foreign currency risk. Despite the otherwise identical objectives and policies, the composition of the two portfolios may differ substantially at any given time.

         GMO GLOBAL BOND FUND (the "GLOBAL BOND FUND") is a non-diversified portfolio that seeks high total return by investing primarily in investment grade bonds (including convertible bonds) denominated in various currencies including U.S. dollars or in multicurrency units. The Fund seeks to provide a total return greater than that provided by the global fixed income securities market generally.

         GMO EMERGING COUNTRY DEBT FUND (the "EMERGING COUNTRY DEBT FUND") is a non-diversified portfolio that seeks high total return by investing primarily in sovereign debt (bonds and loans) of countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa.

ASSET ALLOCATION FUNDS
----------------------

         The Trust offers the following four asset allocation portfolios (the "ALLOCATION FUNDS"). The Allocation Funds operate as "funds-of-funds" in that, pursuant to management provided by the Manager, these Funds make investments in other Funds of the Trust.

         GMO INTERNATIONAL EQUITY ALLOCATION FUND (the "INTERNATIONAL EQUITY ALLOCATION FUND") is a diversified portfolio that seeks a total return greater than the return of the EAFE-lite Extended Index benchmark. The Fund will pursue its objective by investing to varying extents primarily in Class III Shares of the various International Equity Funds of the Trust.

         GMO WORLD EQUITY ALLOCATION FUND (the "WORLD EQUITY ALLOCATION FUND") is a diversified portfolio that seeks a total return greater than the return of the World-Lite Extended Index benchmark. The Fund will pursue its objective by investing to varying extents primarily in Class III Shares of the various Domestic Equity and International Equity Funds of the Trust.

         GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND (the "GLOBAL (U.S.+) EQUITY ALLOCATION FUND") is a diversified portfolio that seeks a total return greater than the return of the GMO Global (U.S.+) Equity Index benchmark, which has a greater weighting of U.S. stocks (S&P 500) than the World Lite Extended Index. The Fund will pursue its objective by investing to varying extents primarily in Class III Shares of the various Domestic Equity and International Equity Funds of the Trust. GMO Global Balanced Allocation Fund (the "Global Balanced Allocation Fund") is a diversified portfolio that seeks a total return greater than the return of the GMO Global Balanced Index benchmark. The Fund will pursue its objective by investing to varying extents primarily in Class III Shares of the various Domestic Equity, International Equity and Fixed Income Funds of the Trust.


--------------------------------------------------------------------------------

           Investors should consider the risks associated with an investment in the Funds. For information concerning the types of investment practices in which a particular Fund may engage, see "Investment Objectives and Policies." For more information concerning such investment practices and their associated risks, see "Descriptions and Risks of Fund Investment Practices."

--------------------------------------------------------------------------------

                             BENCHMARKS AND INDEXES
                             ----------------------

     As is evident throughout this Prospectus, many of the Funds are managed, and/or meant to be measured, relative to a specified index or benchmark. Some general information about these benchmarks and indexes is provided in the table below. While Funds may be managed relative to these benchmarks or indexes, it is important to note that none of the Funds is managed as an "index fund" or "index-plus fund", and the actual composition of a Fund's portfolio may differ substantially from that of its benchmark.


Abbreviation         Full Name                           Sponsor or Publisher         Description
------------         ---------                           --------------------         -----------
S&P 500              Standard & Poor's 500 Stock         Standard & Poor's            Well-known, independently maintained and
                     Index                               Corporation                  publishedU.S. large capitalization stock index

Wilshire 5000        Wilshire 5000 Stock Index           Wilshire Associates, Inc.    Independently maintained and published broadly
                                                                                      populated U.S. stock index

Lehman Brothers      Lehman Brothers Government Bond     Lehman Brothers              Well-known, independently maintained and
Government           Index                                                            published government bond index, regularly a
                                                                                      used as comparative fixed income benchmark

EAFE                 Morgan  Stanley  Capital            Morgan Stanley Capital       Well-known, independently maintained and
                     International Europe,               International                published large capitalization international
                     Australia and Far East                                           stock index
                     Index


EAFE-Lite            GMO EAFE-Lite                       GMO                          A modification of EAFE where GMO reduces the
                                                                                      market capitalization of Japan by 40% relative
                                                                                       to EAFE

EAFE-Lite Extended   GMO EAFE-Lite Extended              GMO                          A modification of EAFE-Lite where GMO adds
                                                                                      those additional countries represented in the
                                                                                       IFC Investable Index

MSCI World           Morgan Stanley Capital Inter-       Morgan Stanley Capital       An independently maintained and published
                     national World Index                International                global (including U.S.) equity index


World-Lite Extended  GMO World-Lite Extended             GMO                          A modification of MSCI World where GMO reduces
                                                                                      the market capitalization of Japan by 40%
                                                                                      relative to MSCI World and adds those
                                                                                      additional countries represented in the IFC
                                                                                      Investable Index

GMO Global           GMO Global (U.S.+) Equity Index     GMO                          A composite benchmark computed by GMO and
(U.S. +) Equity                                                                       comprised 75% by S&P 500 and 25% by EAFE-Lite
Index                                                                                 Extended

GMO Global           GMO Global Balanced Index           GMO                          A composite benchmark computed by GMO and
Balanced Index                                                                        comprised 48.75% by S&P 500, 16.25% by EAFE-
                                                                                      Lite Extended and 35% by Lehman Brothers
                                                                                      Government

CLASS ELIGIBILITY
-----------------

         For full details of the class eligibility criteria summarized below and an explanation of how conversions between classes will occur, see "Multiple Classes - Eligibility for Classes" and "Multiple Classes - Conversions Between Classes", beginning on page 60.

CLASS I AND CLASS II SHARES:

         Recognizing that institutional and individual investors with assets under GMO's management totalling less than $35 million have different service and reporting needs than larger client relationships, GMO has created the GMO Funds Division. GMO Funds Division delivers institutional-quality client services to clients investing between $1 million and $35 million. These services include professional and informative reporting, and access to meaningful analysis and explanation.

Class I Shares. Class I Shares are available to any investor who commits (after May 31, 1996) assets to GMO management to establish a "Total Investment" (as defined) with GMO of between $1 million and $10 million. In addition, all defined contribution retirement or pension plans are eligible only for Class I shares regardless of the size of their investment. Class I Shares will receive client service and reporting from GMO Funds Division and will bear a Shareholder Service Fee of 0.28%.

Class II Shares. Class II Shares are available to any investor who (i) has less than $7 million (but more than $0) under the management of GMO as of May 31, 1996, or (ii) commits (after May 31, 1996) assets to GMO management to establish a "Total Investment" (as defined) with GMO of between $10 million and $35 million. Class II Shares will receive client service and reporting from GMO Funds Division and will bear a Shareholder Service Fee of 0.22%.

         Purchasers of Class I and Class II Shares should follow purchase instructions for such classes described under "Purchase of Shares" and direct questions to the Trust at (617) 790-5000.

CLASS III SHARES:

         GMO provides direct client service and reporting to owners of Class III Shares. These clients generally must have a "Total Investment" (as defined) with GMO of at least $35 million. Class eligibility requirements for existing clients of GMO as of May 31, 1996 are governed by special rules described in this Prospectus.

Class III Shares. Class III Shares are available to any investor who (i) has at least $7 million under the management of GMO as of May 31, 1996, or (ii) commits (after May 31, 1996) assets to GMO management to establish a "Total Investment" (as defined) with GMO of at least $35 million. Class III Shares will receive client service and reporting directly from GMO, and will bear a Shareholder Service Fee of 0.15% of average net assets. Note: Class III Shares are a redesignation of the single class of shares that has been offered by each Fund since inception. Class III Shares bear the same rate of total operating expenses as they did before the redesignation.

         Purchasers of Class III Shares should follow purchase instructions described under "Purchase of Shares" and direct questions to the Trust (617) 330-7500.

                                TABLE OF CONTENTS


SCHEDULE OF FEES AND EXPENSES...............................................8

FINANCIAL HIGHLIGHTS.......................................................16
     Certain Financial Information Relating to the GMO
       Foreign Fund........................................................26

INVESTMENT OBJECTIVES AND POLICIES.........................................27
  DOMESTIC EQUITY FUNDS....................................................27
     Core Fund.............................................................27
     Tobacco-Free Core Fund................................................27
     Value Fund............................................................28
     Growth Fund...........................................................29
     U.S. Sector Fund......................................................29
     Core II Secondaries Fund..............................................30
     Fundamental Value Fund................................................30
     REIT Fund.............................................................31
  INTERNATIONAL EQUITY FUNDS...............................................32
     International Core Fund...............................................32
     Currency Hedged International Core
       Fund................................................................33
     Foreign Fund..........................................................34
     International Small Companies Fund ...................................34
     Japan Fund............................................................35
     Emerging Markets Fund.................................................36
  FIXED INCOME FUNDS.......................................................37
     Short-Term Income Fund................................................37
     Global Hedged Equity Fund.............................................38
     Domestic Bond Fund....................................................41
     International Bond Fund...............................................42
     Currency Hedged International
       Bond Fund...........................................................42
     Global Bond Fund......................................................43
     Emerging Country Debt Fund............................................44
  ASSET ALLOCATION FUNDS...................................................45
     International Equity Allocation Fund..................................45
     World Equity Allocation Fund..........................................46
     Global (U.S.+) Equity Allocation Fund.................................46
     Global Balanced Allocation Fund.......................................46

DESCRIPTION AND RISKS OF FUND
  INVESTMENTS..............................................................47
  Portfolio Turnover.......................................................47
  Diversified and Non-Diversified Portfolios...............................47
  Certain Risks of Foreign Investments.....................................47
     General...............................................................47
     Emerging Markets......................................................47
  Securities Lending.......................................................48
  Depository Receipts......................................................48
  Convertible Securities...................................................48
  Futures and Options......................................................49
     Options...............................................................49
     Writing Covered Options...............................................49
     Futures...............................................................50
     Index Futures.........................................................51
     Interest Rate Futures.................................................51
     Options on Futures Contracts..........................................51
  Uses of Options, Futures and Options
   on Futures..............................................................51
     Risk Management.......................................................51


      Hedging..............................................................52
      Investment Purposes..................................................52
      Synthetic Sales and Purchases........................................52
  Swap Contracts and Other Two-Party Contracts.............................53
      Swap Contracts.......................................................53
      Interest Rate and Currency Swap Contracts............................53
      Equity Swap Contracts and Contracts for
        Differences........................................................53
      Interest Rate Caps, Floors and Collars...............................54
  Foreign Currency Transactions ...........................................54
  Repurchase Agreements....................................................55
  Debt and Other Fixed Income Securities
   Generally...............................................................55
  Temporary High Quality Cash Items........................................56
  U.S. Government Securities and Foreign
   Government Securities...................................................56
  Mortgage-Backed and Other Asset-Backed
   Securities..............................................................56
      Collateralized Mortgage Obligations
        ("CMOs"); Strips and Residuals.....................................57
  Adjustable Rate Securities...............................................57
  Lower Rated Securities...................................................57
  Brady Bonds..............................................................58
  Zero Coupon Securities...................................................58
  Indexed Securities.......................................................58
  Firm Commitments.........................................................58
  Loans, Loan Participations and Assignments...............................59
  Reverse Repurchase Agreements and Dollar
   Roll Agreements.........................................................59
  Illiquid Securities......................................................60
  Special Allocation Fund Considerations...................................60

MULTIPLE CLASSES...........................................................60
  Shareholder Service Fees.................................................60
  Client Service - GMO and GMO Funds.......................................60
  Eligibility for Classes..................................................60
  Conversions Between Classes..............................................61

PURCHASE OF SHARES.........................................................61
  Purchase Procedures......................................................63

REDEMPTION OF SHARES.......................................................63

DETERMINATION OF NET ASSET VALUE...........................................64

DISTRIBUTIONS..............................................................65

TAXES......................................................................65
  Withholding on Distributions to Foreign
   Investors...............................................................66
  Foreign Tax Credits......................................................66
  Loss of Regulated Investment Company Status..............................66

MANAGEMENT OF THE TRUST....................................................66

ORGANIZATION AND CAPITALIZATION
  OF THE TRUST.............................................................68



                                       -5-




Appendix A.................................................................69

RISKS AND LIMITATIONS OF OPTIONS, FUTURES
  AND SWAPS................................................................69
  Limitations on the Use of Options and Futures
   Portfolio Strategies....................................................69
  Risk Factors in Options Transactions.....................................69
  Risk Factors in Futures Transactions.....................................69
  Risk Factors in Swap Contracts, OTC Options
   and other Two-Party Contracts...........................................70
  Additional Regulatory Limitations on the Use of
   Futures and Related Options, Interest Rate Floors,
   Caps and Collars and Interest Rate and
   Currency Swap Contracts.................................................70


Appendix B.................................................................72

COMMERCIAL PAPER AND CORPORATE DEBT
  RATINGS..................................................................72
  Commercial Paper Ratings ................................................72
  Corporate Debt Ratings...................................................72
     Standard & Poor's Corporation.........................................72
     Moody's Investors Service, Inc........................................72

                          SCHEDULE OF FEES AND EXPENSES
                          -----------------------------


                                      Shareholder
        GMO Fund Name            Transaction Expenses        Annual Operating Expenses
----------------------------- --------------------------------------------------------------



                              Cash Purchase   Redemption      Inv.
                              Premium (as a    Fees (as a     Mgmt.     Share-
                              percentage of  percentage of  Fees after  holder                  TOTAL
                                 amount         amount         Fee      Service   Other       OPERATING
                               invested)1     redeemed)1     Waiver9     Fee3    Expenses9    EXPENSES9

 DOMESTIC EQUITY FUNDS
   Core Fund
            Class I             .14%4          None           .30%       .28%     .03%        .61%
            Class II            .14%4          None           .30%       .22%     .03%        .55%
            Class III           .14%4          None           .30%       .15%     .03%        .48%
  Tobacco-Free Core Fund
            Class I             .14%4          None           .15%       .28%     .18%        .61%
            Class II            .14%4          None           .15%       .22%     .18%        .55%
            Class III           .14%4          None           .15%       .15%     .18%        .48%
  Value Fund
            Class I             .14%4          None           .41%       .28%     .05%        .74%
            Class II            .14%4          None           .41%       .22%     .05%        .68%
            Class III           .14%4          None           .41%       .15%     .05%        .61%
  Growth Fund
            Class I             .14%4          None           .28%       .28%     .05%        .61%
            Class II            .14%4          None           .28%       .22%     .05%        .55%
            Class III           .14%4          None           .28%       .15%     .05%        .48%
  U.S. Sector Fund
            Class I             .14%4          None           .27%       .28%     .06%        .61%
            Class II            .14%4          None           .27%       .22%     .06%        .55%
            Class III           .14%4          None           .27%       .15%     .06%        .48%


                                                Examples
                           -----------------------------------------------------


                                You would pay the
                             following expenses on a
                                $1,000 investment
                               assuming 5% annual         You would pay the
                            return with redemption     following expenses on the
                             the end of each time       same investment assuming
                                    period:                  no redemption:

                               1 Yr.  3 Yr. 5 Yr. 10Yr.  1 Yr. 3 Yr.5 Yr. 10Yr.


  DOMESTIC EQUITY FUNDS
  Core Fund
  ---------
            Class I            $8      $21  $35   $78     $8    $21  $35   $78
            Class II           $7      $19  $32   $70     $7    $19  $32   $70
            Class III          $6      $17  $28   $62     $6    $17  $28   $62
  Tobacco-Free Core Fund
  ----------------------
            Class I            $8      $21  $35   $78     $8    $21  $35   $78
            Class II           $7      $19  $32   $70     $7    $19  $32   $70
            Class III          $6      $17  $28   $62     $6    $17  $28   $62
  Value Fund
  ----------
            Class I            $9      $25  $42   $93     $9    $25  $42   $93
            Class II           $8      $23  $39   $86     $8    $23  $39   $86
            Class III          $8      $21  $35   $78     $8    $21  $35   $78
  Growth Fund
  -----------
            Class I            $8      $21  $35   $78     $8    $21  $35   $78
            Class II           $7      $19  $32   $70     $7    $19  $32   $70
            Class III          $6      $17  $28   $62     $6    $17  $28   $62
  U.S. Sector Fund
  ----------------
            Class I            $8      $21  $35   $78     $8    $21  $35   $78
            Class II           $7      $19  $32   $70     $7    $19  $32   $70
            Class III          $6      $17  $28   $62     $6    $17  $28   $62



Footnotes begin on page 13 and are important to understanding this table.

Unless otherwise noted, Annual Operating Expenses shown are based on actual expenses for the year ended February 29, 1996.

The purpose of the foregoing tables is to assist in understanding the various costs and expenses of each Fund that are borne by holders of Fund shares. THE FIVE PERCENT ANNUAL RETURN AND EXPENSE NUMBERS USED ARE NOT REPRESENTATIONS OF FUTURE PERFORMANCE OR EXPENSES, SUBJECT TO THE MANAGER'S UNDERTAKING TO WAIVE ITS FEE AND/OR BEAR CERTAIN EXPENSES FOR EACH FUND AS DESCRIBED IN THE TABLES, ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN. Where a purchase premium and/or redemption fee is indicated as being charged by a Fund in certain instances, the foregoing examples assume the payment of such purchase premium and/or redemption fee even though such purchase premium and/or redemption fee is not applicable in all cases. (See "Purchase of Shares" and "Redemption of Shares").


                                      Shareholder
        GMO Fund Name            Transaction Expenses        Annual Operating Expenses
----------------------------- ------------------------------------------------------------------


                             Cash Purchase  Redemption     Inv.
                             Premium(as a   Fees (as a     Mgmt.    Share-
                             percentage of  percentage of  Fees   afterholder            Total
                               amount       amount         Fee      Service   Other   Operating
                             invested)1     redeemed)1    Waiver9    Fee3    Expenses9 Expenses9

                             --------------------------------------------------------------------
  Core II Secondaries Fund
  ------------------------
            Class I             .50%4          .50%4        .22%     .28%     .11%      .61%
            Class II            .50%4          .50%4        .22%     .22%     .11%      .55%
            Class III           .50%4          .50%4        .22%     .15%     .11%      .48%
  Fundamental Value Fund
  ----------------------
            Class I             .15%2           None        .55%     .28%     .05%      .88%
            Class II            .15%2           None        .55%     .22%     .05%      .82%
            Class III           .15%2           None        .55%     .15%     .05%      .75%
  REIT Fund
  ---------
            Class I             .75%4          .75%4        .28%     .28%     .26%12    .82%
            Class II            .75%4          .75%4        .28%     .22%     .26%12    .76%
            Class III           .75%4          .75%4        .28%     .15%     .26%12    .69%

 INTERNATIONAL EQUITY FUNDS

  International Core Fund
  -----------------------
            Class I             .60%4        None         .45%14   .28%     .10%15    .83%14, 15
            Class II            .60%4        None         .45%14   .22%     .10%15    .77%14, 15
            Class III           .60%4        None         .45%14   .15%     .10%15    .70%14, 15
  Currency Hedged
     International Core Fund
     -----------------------
            Class I             .60%4        None         .41%     .28%     .13%12    .82%
            Class II            .60%4        None         .41%     .22%     .13%12    .76%
            Class III           .60%4        None         .41%     .15%     .13%12    .69%



                                                     Examples
                                 -------------------------------------------
                                You would pay the
                             following expenses on a
                                $1,000 investment
                                assuming 5% annual        You would pay the
                             return with redemption   following expenses on the
                               the end of each time    same investment assuming
                                     period:                no redemption:
                                1 Yr.   3 Yr. 5 Yr. 10Yr.1 Yr. 3 Yr.5 Yr. 10Yr.
                                 --------------------------------------------


Core II Secondaries Fund
------------------------
          Class I                $16     $30  $45   $88  $11   $24  $39   $81
          Class II               $16     $28  $42   $81  $11   $23  $36   $74
          Class III              $15     $26  $38   $73  $10   $20  $32   $65
Fundamental Value Fund
----------------------
          Class I                $10     $30  $50   $110 $10   $30  $50   $110
          Class II               $10     $28  $47   $103 $10   $28  $47   $100
          Class III              $9      $25  $43   $94  $9    $25  $43   $94
REIT Fund
---------
          Class I                $24     $42             $16   $33
          Class II               $23     $40             $15   $32
          Class III              $22     $38             $15   $29

INTERNATIONAL EQUITY FUNDS

International Core Fund
-----------------------
          Class I                $14     $32  $52   $108 $14   $32  $52   $108
          Class II               $14     $30  $49   $101 $14   $30  $49   $101
          Class III              $13     $28  $45   $93  $13   $28  $45   $93
Currency Hedged
   International Core Fund
   -----------------------
          Class I                $14     $32             $14   $32
          Class II               $14     $30             $14   $30
          Class III              $13     $28             $13   $28




Footnotes begin on page 13 and are important to understanding this table.

Unless otherwise noted, Annual Operating Expenses shown are based on actual expenses for the year ended February 29, 1996.

The purpose of the foregoing tables is to assist in understanding the various costs and expenses of each Fund that are borne by holders of Fund shares. THE FIVE PERCENT ANNUAL RETURN AND EXPENSE NUMBERS USED ARE NOT REPRESENTATIONS OF FUTURE PERFORMANCE OR EXPENSES, SUBJECT TO THE MANAGER'S UNDERTAKING TO WAIVE ITS FEE AND/OR BEAR CERTAIN EXPENSES FOR EACH FUND AS DESCRIBED IN THE TABLES, ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN. Where a purchase premium and/or redemption fee is indicated as being charged by a Fund in certain instances, the foregoing examples assume the payment of such purchase premium and/or redemption fee even though such purchase premium and/or redemption fee is not applicable in all cases. (See "Purchase of Shares" and "Redemption of Shares").





                                      Shareholder
        GMO Fund Name            Transaction Expenses        Annual Operating Expenses
----------------------------- --------------------------------------------------------------


                              Cash Purchase Redemption    Inv.
                              Premium (as a Fees (as a    Mgmt.   Share-
                              percentage ofpercentage ofFees afterholder            Total
                                 amount       amount       Fee    Service   Other   Operating
                               invested)1   redeemed)1   Waiver9   Fee3   Expenses9 Expenses9

                              --------------------------------------------------------------
  Foreign Fund
  ------------
            Class I             None         None         .44%     .28%     .16%12    .88%
            Class II            None         None         .44%     .22%     .16%12    .82%
            Class III           None         None         .44%     .15%     .16%12    .75%
  International Small
    Companies Fund
    --------------
            Class I             1.00%4       .60%4        .41%     .28%     .20%15    .89%15
            Class II            1.00%4       .60%4        .41%     .22%     .20%15    .83%15
            Class III           1.00%4       .60%4        .41%     .15%     .20%15    .76%15
  Japan Fund
  ----------
            Class I             .40%2        .61%2        .23%11   .28%     .31%      .82%11
            Class II            .40%2        .61%2        .23%11   .22%     .31%      .76%11
            Class III           .40%2        .61%2        .23%11   .15%     .31%      .69%11
  Emerging Markets Fund
  ---------------------
            Class I             1.60%5       .40%5, 7     .77%16   .28%     .37%      1.42%16
            Class II            1.60%5       .40%5, 7     .77%16   .22%     .37%      1.36%16
            Class III           1.60%5       .40%5, 7     .77%16   .15%     .37%      1.29%16

 FIXED INCOME FUNDS

  Short-Term Income Fund
  ----------------------
            Class III           None         None         .00%13   .15%     .05%      .20%13
  Global Hedged Equity Fund
  -------------------------
            Class I             .50%4        1.40%6       .44%     .28%     .19%      .91%
            Class II            .50%4        1.40%6       .44%     .22%     .19%      .85%
            Class III           .50%4        1.40%6       .44%     .15%     .19%      .78%




                                                     Examples
                              --------------------------------------------------
                                You would pay the
                              following expenses on a
                                $1,000 investment
                                assuming 5% annual         You would pay the
                              return with redemption   following expenses on the
                               the end of each time     same investment assumin
                                     period:                 no redemption:
                                 1 Yr.   3 Yr. 5 Yr. 10Yr.1 Yr. 3 Yr.5 Yr. 10Yr.
                               -------------------------------------------------
  Foreign Fund
  ------------
            Class I               $9      $28              $9    $28
            Class II              $8      $26              $8    $26
            Class III             $8      $24              $8    $24
  International Small
    Companies Fund
    --------------
            Class I               $25     $45  $66   $127  $19   $38  $59   $119
            Class II              $25     $43  $63   $120  $18   $36  $56   $112
            Class III             $24     $41  $59   $112  $18   $34  $52   $103
  Japan Fund
  ----------
            Class I               $19     $37  $57   $114  $12   $30  $49   $105
            Class II              $18     $35  $54   $107  $12   $28  $46   $98
            Class III             $17     $33  $50   $99   $11   $26  $42   $90
  Emerging Markets Fund
  ---------------------
            Class I               $34     $65  $97   $189  $30   $60  $92   $184
            Class II              $34     $63  $94   $183  $30   $58  $89   $177
            Class III             $33     $61  $90   $175  $29   $56  $86   $169

 Fixed Income Funds
  Short-Term Income Fund
  ----------------------
            Class III            $2      $6   $11   $26    $2    $6   $11   $26
  Global Hedged Equity Fund
  -------------------------
            Class I              $29     $50  $72   $137   $14   $34  $55   $116
            Class II             $28     $48  $69   $130   $14   $32  $52   $109
            Class III            $27     $46  $65   $122   $13   $30  $48   $101
                                 --------------------------------------------




Footnotes begin on page 13 and are important to understanding this table.

Unless otherwise noted, Annual Operating Expenses shown are based on actual expenses for the year ended February 29, 1996.

The purpose of the foregoing tables is to assist in understanding the various costs and expenses of each Fund that are borne by holders of Fund shares. THE FIVE PERCENT ANNUAL RETURN AND EXPENSE NUMBERS USED ARE NOT REPRESENTATIONS OF FUTURE PERFORMANCE OR EXPENSES, SUBJECT TO THE MANAGER'S UNDERTAKING TO WAIVE ITS FEE AND/OR BEAR CERTAIN EXPENSES FOR EACH FUND AS DESCRIBED IN THE TABLES, ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN. Where a purchase premium and/or redemption fee is indicated as being charged by a Fund in certain instances, the foregoing examples assume the payment of such purchase premium and/or redemption fee even though such purchase premium and/or redemption fee is not applicable in all cases. (See "Purchase of Shares" and "Redemption of Shares").



                                      Shareholder
        GMO Fund Name            Transaction Expenses        Annual Operating Expenses
----------------------------- --------------------------------------------------------------


                             Cash Purchase  Redemption    Inv.
                             Premium (as a  Fees (as a    Mgmt.     Share-
                             percentage of percentage of Fees after holder            Total
                                amount        amount       Fee      Service   Other   Operating
                              invested)1     redeemed)1   Waiver9   Fee3    Expenses9 Expenses9

                              --------------------------------------------------------------
  Domestic Bond Fund
  ------------------
            Class I             None         None         .04%     .28%     .06%      .38%
            Class II            None         None         .04%     .22%     .06%      .32%
            Class III           None         None         .04%     .15%     .06%      .25%
  International Bond Fund
  -----------------------
            Class I             .15%5        None         .12%     .28%     .13%      .53%
            Class II            .15%5        None         .12%     .22%     .13%      .47%
            Class III           .15%5        None         .12%     .15%     .13%      .40%
  Currency Hedged International
    Bond Fund
    ---------
            Class I             .15%5        None         .11%     .28%     .14%      .53%
            Class II            .15%5        None         .11%     .22%     .14%      .47%
            Class III           .15%5        None         .11%     .15%     .14%      .40%
  Global Bond Fund
  ----------------
            Class I             .15%5        None         .00%     .28%     .19%12    .47%
            Class II            .15%5        None         .00%     .22%     .19%12    .41%
            Class III           .15%5        None         .00%     .15%     .19%12    .34%
  Emerging Country Debt Fund
  --------------------------
            Class I             .50%5        .25%5, 8     .30%10   .28%     .16%      .74%10
            Class II            .50%5        .25%5, 8     .30%10   .22%     .16%      .68%10
            Class III           .50%5        .25%5, 8     .30%10   .15%     .16%      .61%10


                                                            Examples
                                       ------------------------------------------------
                                         You would pay the
                                      following expenses on a
                                         $1,000 investment
                                        assuming 5% annual        You would pay the
                                      return with redemption  following expenses on the
                                        the end of each time   same investment assuming
                                             period:                no redemption:

                                          1 Yr.  3 Yr.5 Yr. 10Yr.1 Yr. 3 Yr.5 Yr. 10Yr.
                                        -----------------------------------------------

  Domestic Bond Fund
  ------------------
            Class I                     $4      $12  $21   $48  $4    $12  $21   $48
            Class II                    $3      $10  $18   $41  $3    $10  $18   $41
            Class III                   $3      $8   $14   $32  $3    $8   $14   $32
  International Bond Fund
  -----------------------
            Class I                     $7      $18  $31   $68  $7    $18  $31   $68
            Class II                    $6      $17  $28   $61  $6    $17  $28   $61
            Class III                   $6      $14  $24   $52  $6    $14  $24   $52
  Currency Hedged International
    Bond Fund
    ---------
            Class I                     $7      $18  $31   $68  $7    $18  $31   $68
            Class II                    $6      $17  $28   $61  $6    $17  $28   $61
            Class III                   $6      $14  $24   $52  $6    $14  $24   $52
  Global Bond Fund
  ----------------
            Class I                     $6      $17  $28   $61  $6    $17  $28   $61
            Class II                    $6      $15  $24   $53  $6    $15  $24   $53
            Class III                   $5      $12  $21   $45  $5    $12  $21   $45
  Emerging Country Debt Fund
  --------------------------
            Class I                     $15     $31  $49   $100 $13   $29  $46   $96
            Class II                    $15     $29  $46   $93  $12   $27  $43   $89
            Class III                   $14     $27  $42   $85  $11   $24  $39   $81



Footnotes begin on page 13 and are important to understanding this table.

Unless otherwise noted, Annual Operating Expenses shown are based on actual expenses for the year ended February 29, 1996.

The purpose of the foregoing tables is to assist in understanding the various costs and expenses of each Fund that are borne by holders of Fund shares. THE FIVE PERCENT ANNUAL RETURN AND EXPENSE NUMBERS USED ARE NOT REPRESENTATIONS OF FUTURE PERFORMANCE OR EXPENSES, SUBJECT TO THE MANAGER'S UNDERTAKING TO WAIVE ITS FEE AND/OR BEAR CERTAIN EXPENSES FOR EACH FUND AS DESCRIBED IN THE TABLES, ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN. Where a purchase premium and/or redemption fee is indicated as being charged by a Fund in certain instances, the foregoing examples assume the payment of such purchase premium and/or redemption fee even though such purchase premium and/or redemption fee is not applicable in all cases. (See "Purchase of Shares" and "Redemption of Shares").



                                      Shareholder
        GMO Fund Name            Transaction Expenses        Annual Operating Expenses
----------------------------- -------------------------------------------------------------------


                                 Cash Purchase  Redemption       Inv.
                                   Premium (as  a Fees (as a     Mgmt.    Share-
                                  percentage of percentage of Fees after  holder             Total
                                    amount        amount         Fee     Service   Other    Operating
                                   invested)1   redeemed)1     Waiver9     Fee3   Expenses9 Expenses9

                                   --------------------------------------------------------------
 Asset Allocation Funds
  International Equity Allocation
    Fund
    -----------------------------
            Class I                 None17       None17         .00%18   .13%18   .05%12,18 .18%18
            Class II                None17       None17         .00%18   .07%18   .05%12,18 .12%18
            Class III               None17       None17         .00%18   .00%18   .05%12,18 .05%12,18

  World Equity Allocation Fund
  ----------------------------
            Class I                 None17       None17         .00%18   .13%18   .05%12,18 .18%18
            Class II                None17       None17         .00%18   .07%18   .05%12,18 .12%18
            Class III               None17       None17         .00%18   .00%18   .05%12,18 .05%12,18

  Global (U.S.+) Equity
    Allocation Fund
    ---------------
            Class I                 None17       None17         .00%18   .13%18   .05%12,18 .18%18
            Class II                None17       None17         .00%18   .07%18   .05%12,18 .12%18
            Class III               None17       None17         .00%18   .00%18   .05%12,18 .05%12,18

  Global Balanced Allocation
    Fund
    ---------------------------
            Class I                 None17       None17         .00%18   .13%18   .05%12, 18.18%18
            Class II                None17       None17         .00%18   .07%18   .05%12, 18.12%18
            Class III               None17       None17         .00%18   .00%18   .05%12,18 .05%12,18



                                                           Examples
                                       -------------------------------------------------
                                        You would pay the
                                      following expenses on a
                                         $1,000 investment
                                         assuming 5% annual         You would pay the
                                       return with redemption   following expenses on the
                                        the end of each time    same investment assuming
                                                 period:              no redemption:
                                        1 Yr.  3 Yr. 5 Yr. 10Yr 1 Yr. 3 Yr.  5 Yr. 10Yr.
                                        ------------------------------------------------


 ASSET ALLOCATION FUNDS

  International Equity Allocation
    Fund
    -----------------------------
            Class I                       $2      $6             $2     $6
            Class II                      $1      $4             $1     $4
            Class III                     $1      $2             $1     $2

  World Equity Allocation Fund
  ----------------------------
            Class I
            Class II                      $2      $6             $2     $6
            Class III                     $1      $2             $1     $2
                                          $1      $4             $1     $4
  Global (U.S.+) Equity
    Allocation Fund
    ---------------
            Class I                       $2      $6             $2     $6
            Class II                      $1      $4             $1     $4
            Class III                     $1      $2             $1     $2

  Global Balanced Allocation
    Fund
    -----------------------------
            Class I                       $2      $6             $2     $6
            Class II                      $1      $4             $1     $4
            Class III                     $1      $2             $1     $2








Footnotes begin on page 13 and are important to understanding this table.

Unless otherwise noted, Annual Operating Expenses shown are based on actual expenses for the year ended February 29, 1996.

The purpose of the foregoing tables is to assist in understanding the various costs and expenses of each Fund that are borne by holders of Fund shares. THE FIVE PERCENT ANNUAL RETURN AND EXPENSE NUMBERS USED ARE NOT REPRESENTATIONS OF FUTURE PERFORMANCE OR EXPENSES, SUBJECT TO THE MANAGER'S UNDERTAKING TO WAIVE ITS FEE AND/OR BEAR CERTAIN EXPENSES FOR EACH FUND AS DESCRIBED IN THE TABLES, ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN. Where a purchase premium and/or redemption fee is indicated as being charged by a Fund in certain instances, the foregoing examples assume the payment of such purchase premium and/or redemption fee even though such purchase premium and/or redemption fee is not applicable in all cases. (See "Purchase of Shares" and "Redemption of Shares").

                     NOTES TO SCHEDULE OF FEES AND EXPENSES

1. Purchase premiums and redemption fees apply only to cash transactions as set forth under "Purchase of Shares" and "Redemption of Shares" respectively. These fees are paid to and retained by the Fund itself and are designed to allocate transaction costs caused by shareholder activity to the shareholder generating the activity, rather than to the Fund as a whole. As described in greater detail in footnotes below, for certain Funds the Manager may reduce purchase premiums and / or redemption fees if the Manager determines there are minimum brokerage and/or other transaction costs caused by the purchase or occur under redemption. Generally, however, these fees are not waivable even when there are offsetting transactions.

         Normally, no purchase premium is charged with respect to in-kind purchases of Fund shares. However, in the case of in-kind purchases involving transfers of large positions in markets where the costs of re-registration and/or other transfer expenses are high, the International Core Fund, Currency Hedged International Core Fund, International Small Companies Fund, Japan Fund and Global Hedged Equity Fund may each charge a premium of 0.10%, and the Emerging Markets Fund may charge a premium of 0.20%.

2. The Manager may waive purchase premiums and/or redemption fees for this Fund if there are minimal brokerage and transaction costs incurred in connection with a transaction.

3. Shareholder Service Fee ("SSF") paid to GMO for providing client services and reporting services. For Class III Shares, the SSF is .15% of daily net assets. Class III Shares are a redesignation of the single class of shares that has been offered by each Fund since inception. Total Operating Expenses for Class III Shares are capped at the same levels as for the single class of shares that existed prior to such redesignation and the creation of additional classes. The expense caps are detailed in footnote 9 below.

         The level of SSF is the sole economic distinction between the various classes of Fund shares. A lower SSF for larger investments reflects that the cost of servicing client accounts is lower for larger accounts when expressed as a percentage of the account.

         See "Multiple Classes - Shareholder Service Fees" for more information.

4. After May 31, 1996, the purchase premium and/or redemption fee for this Fund may not be waived in any circumstance. Accordingly, the amount of the stated purchase premium and/or redemption fee is lower than the premium or fee charged prior to May 31, 1996, when the charges could be waived if, generally due to offsetting transactions, a purchase or redemption resulted in minimal brokerage and/or other transaction costs. The new approach allows all purchasers or sellers to benefit proportionately by offsetting transactions and other circumstances that mitigate transaction costs, rather than tracking the savings back to the particular buyers and sellers.

5. After May 31, 1996, the stated purchase premium and/or redemption fee will always be charged in full except that the relevant purchase premium or redemption fee will be reduced by 50% with respect to any portion of a purchase or redemption that is offset by a corresponding redemption or purchase, respectively, occurring on the same day. The Manager examines each purchase and redemption of shares eligible for such treatment to determine if circumstances exist to waive a portion of the purchase premium or redemption fee. Absent a clear determination that transaction costs will be reduced or absent for the purchase or redemption, the full premium or fee will be charged.

6. May be eliminated if it is not necessary to incur costs relating to the early termination of hedging transactions to meet redemption requests.

7. Applies only to shares acquired on or after June 1, 1995 (including shares acquired by reinvestment of dividends or other distributions on or after such date).

8. Applies only to shares acquired on or after July 1, 1995 (including shares acquired by reinvestment of dividends or other distributions on or after such date).

9. The Manager has voluntarily undertaken to reduce its management fees and to bear certain expenses with respect to each Fund until further notice to the extent that a Fund's total annual operating expenses (excluding Shareholder Service Fees, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes; and, in the case of the Emerging Markets Fund, Emerging Country Debt Fund and Global Hedged Equity Fund, excluding custodial fees; and, in the case of the Asset Allocation Funds, excluding expenses indirectly incurred by investment in other Funds of the Trust) would otherwise exceed the percentage of that Fund's daily net assets specified below. Therefore, so long as the Manager agrees so to reduce its fees and bear certain expenses, total annual operating expenses (subject to such exclusions) of the Fund will not exceed these stated limitations. Absent such undertakings, management fees for each Fund and the annual operating expenses for each class would be as shown below.


                                                                                                        TOTAL CLASS
                                               VOLUNTARY           MANAGEMENT                        OPERATING EXPENSES
                                               EXPENSE             FEE (ABSENT                        (ABSENT WAIVER)
               FUND                             LIMIT                WAIVER)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS I       CLASS II       CLASS III
                                                                                       -------       --------       ---------
Core Fund                                        .33%                .525%             .835%         .775%          .705%
Tobacco-Free Core Fund                           .33%                .50%              .96%          .90%           .83%
Value Fund                                       .46%                .70%              1.03%         .97%           .90%
Growth Fund                                      .33%                .50%              .83%          .77%           .70%
U.S. Sector Fund                                 .33%                .49%              .83%          .77%           .70%
Core II Secondaries Fund                         .33%                .50%              .89%          .83%           .76%
Fundamental Value Fund                           .60%                .75%              1.08%         1.02%          .95%
REIT Fund                                        .54%                .75%              1.29%         1.23%          1.16%
International Core Fund                          .54%                .75%              1.13%         1.07%          1.00%
Currency Hedged International Core Fund          .54%                .75%              1.16%         1.10%          1.03%
Foreign Fund                                     .60%                .75%              1.19%         1.13%          1.06%
International Small Companies Fund               .60%                1.25%             1.73%         1.67%          1.60%
Japan Fund                                       .54%                .75%              1.34%         1.28%          1.21%
Emerging Markets Fund                            .81%                1.00%             1.65%         1.59%          1.52%
Short-Term Income Fund                           .05%                .25%              N/A           N/A            .45%
Global Hedged Equity Fund                        .50%                .65%              1.12%         1.06%          .99%
Domestic Bond Fund                               .10%                .25%              .59%          .53%           .46%
International Bond Fund                          .25%                .40%              .81%          .75%           .68%
Currency Hedged International Bond Fund          .25%                .50%              .92%          .86%           .79%
Global Bond Fund                                 .19%                .35%              .82%          .76%           .69%
Emerging Country Debt Fund                       .35%                .50%              .94%          .88%           .81%
International Equity Allocation Fund             .05%                .00%              .29%          .23%           .16%
World Equity Allocation Fund                     .05%                .00%              .29%          .23%           .16%
Global (U.S.+) Equity Allocation Fund            .05%                .00%              .29%          .23%           .16%
Global Balanced Allocation Fund                  .05%                .00%              .29%          .23%           .16%




10. Figure based on actual expenses for the fiscal year ended February 29, 1996, but restated to give effect to a change in the fee waiver and/or expense limitation of the Fund, which change was effective as of March 1, 1996.

11. Figure based on actual expenses for the fiscal year ended February 29, 1996, but restated to give effect to a change in the fee waiver and/or expense limitation of the Fund, which change was effective as of March 14, 1996.
                                      -14-


12.   Based on estimated amounts for the Fund's first fiscal year.


13. Figure based on actual expenses for the fiscal year ended February 29, 1996, but restated to give effect to a change in the fee waiver and/or expense limitation of the Fund, which change was effective as of February 7, 1996.

14. Figure based on actual expenses for the fiscal year ended February 29, 1996, but restated to give effect to a change in the fee waiver and/or expense limitation of the Fund, which change was effective as of June 27, 1995.

15. Includes a nonrecurring expense incurred during the fiscal year ended February 29, 1996.

16. Figure based on actual expenses for the fiscal year ended February 29, 1996, but restated to give effect to a change in the fee waiver and/or expense limitation of the Fund, which change was effective as of May 31, 1996.

17. Asset Allocation Funds invest primarily in other Funds of the Trust (referred to in this footnote as "underlying Funds"). Therefore, although none of the Asset Allocation Funds directly charge a purchase premium or redemption fee, the Asset Allocation Funds will indirectly bear the purchase premiums and redemption fees charged, if any, in connection with purchases or redemptions, as the case may be, of shares of the underlying Funds. For more information concerning which underlying Funds a particular Asset Allocation Fund may invest in, see "Investment Objectives and Policies -- Asset Allocation Funds."

18. Asset Allocation Funds invest primarily in other Funds of the Trust (referred to here as "underlying Funds"). Therefore, in addition to the fees and expenses directly incurred by the Asset Allocation Funds (which are shown in the Schedule of Fees and Expenses), the Asset Allocation Funds will also incur fees and expenses indirectly as shareholders of the underlying Funds. Because the underlying Funds have varied expense and fee levels and the Allocation Funds may own different proportions of underlying Funds at different times, the amount of fees and expenses indirectly incurred by the Asset Allocation Funds will vary. The Manager believes that, under normal market conditions, the total amount of fees and expenses that will be indirectly incurred by the Asset Allocation Funds because of investment in underlying Funds will fall within the ranges set forth below:


           Fund                                Low      Typical       High
--------------------------------------------------------------------------------
International Equity Allocation Fund           .76%      .83%         .89%
World Equity Allocation Fund                   .68%      .75%         .85%
Global (U.S.+) Equity Allocation Fund          .57%      .63%         .74%
Global Balanced Allocation Fund                .48%      .57%         .69%



                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


DOMESTIC EQUITY FUNDS

CORE FUND                                                       Year Ended February 28/29,
                                           ----------------------------------------------------------------------------------------
Class III Shares
                                             1996         1995         1994         1993         1992         19911         19901
                                           --------     --------     --------     --------     --------     ---------     ---------
Net asset value, beginning of
  period                              $     15.45  $     15.78  $     15.73  $     15.96  $     15.13  $     13.90  $      14.47
                                      -----------  -----------  -----------  -----------  -----------  -----------  ------------

Income (loss) from investment
  operations:
  Net investment income2                     0.41         0.41         0.42         0.45         0.43         0.43          0.65

  Net realized and unrealized
  gain (loss) on investments                 5.49         0.66         1.59         1.13         1.55         1.74          2.43
                                             ----         ----         ----         ----         ----         ----          ----
   Total from investment operations          5.90         1.07         2.01         1.58         1.98         2.17          3.08
                                             ----         ----         ----         ----         ----         ----          ----

Less distributions to shareholders:
  From net investment income                (0.42)       (0.39)       (0.43)       (0.46)       (0.42)       (0.51)        (0.70)
  From net realized gains                   (1.47)       (1.01)       (1.53)       (1.35)       (0.73)       (0.43)        (2.95)
                                            -----        -----        -----        -----        -----        -----         -----

  Total distributions                       (1.89)       (1.40)       (1.96)       (1.81)       (1.15)       (0.94)        (3.65)
                                            -----        -----        -----        -----        -----        -----         -----

Net asset value, end of period        $     19.46  $     15.45  $     15.78  $     15.73  $     15.96  $     15.13  $      13.90
                                      ===========  ===========  ===========  ===========  ===========  ===========  ============

Total Return3                               39.08%        7.45%       13.36%       10.57%       13.62%       16.52%        21.19%

Ratios/Supplemental Data:

  Net assets, end of period
     (000's)                            $3,179,314  $2,309,248   $1,942,005   $1,892,955   $2,520,710   $1,613,945    $1,016,965
  Net expenses to average
     daily net assets2                       0.48%        0.48%        0.48%        0.49%        0.50%        0.50%         0.50%
  Net investment income to
     average daily net assets2               2.25%        2.63%        2.56%        2.79%        2.90%        3.37%         3.84%
  Portfolio turnover rate                      77%          99%          40%          54%          39%          55%           72%



                                               19891         19881         19871
                                             ---------     -------        -------
Net asset value, beginning of
  period                                 $    13.43  $      15.24    $      12.64
                                         ----------  ------------    ------------

Income (loss) from investment
  operations:
  Net investment income2                       0.54          0.45            0.34

  Net realized and unrealized
  gain (loss) on investments                   0.96         (0.92)           3.15
                                               ----         -----            ----
   Total from investment operations            1.50         (0.47)           3.49
                                               ----         -----            ----

Less distributions to shareholders:
  From net investment income                  (0.46)        (0.38)          (0.46)
  From net realized gains                       -.-         (0.96)          (0.43)
                                              ------         -----           -----

  Total distributions                         (0.46)        (1.34)          (0.89)
                                              -----         -----           -----

Net asset value, end of period             $ 14.47  $      13.43    $      15.24
                                           =======  ============    ============

Total Return3                                 11.49%        (3.20%)         28.89

Ratios/Supplemental Data:

  Net assets, end of period
     (000's)                              $1,222,115    $1,010,014       $909,394
  Net expenses to average
     daily net assets2                         0.50%         0.52%           0.53%
  Net investment income to
     average daily net assets2                 4.02%         3.23%           3.06%
  Portfolio turnover rate                        51%           46%             75%


1 The per share amounts and the number of shares outstanding have been restated to reflect a ten for one split effective December 31, 1990.
2 Net of fees and expenses voluntarily waived or borne by the Manager of $.01 per share for each period presented.
3 Calculation excludes subscription fees. The total returns would have been lower had certain expenses not been waived during the periods shown.




TOBACCO - FREE CORE FUND                                      Year Ended February 28/29,
                                         -----------------------------------------------------------------

Class III Shares
                                             1996          1995         1994         1993       19921
                                             ----          ----         ----         ----       -----

Net asset value, beginning of
    period                                  $10.65       $11.07       $11.35       $10.50     $10.00
                                            ------       ------       ------       ------     ------

Income from investment
    operations:
    Net investment income2                    0.28         0.23         0.34         0.31       0.12

    Net realized and unrealized
    gain (loss) on investments                3.71         0.50         1.18         0.84       0.44
                                              ----         ----         ----         ----       ----
    Total from investment operations          3.99         0.73         1.52         1.15       0.56
                                              ----         ----         ----         ----       ----

Less distributions to shareholders:
    From net investment income               (0.25)       (0.28)       (0.35)       (0.30)     (0.06)
    From net realized gains                  (1.46)       (0.87)       (1.45)        -.-        -.-
                                             -----        -----        -----

    Total distributions                      (1.71)       (1.15)       (1.80)      (0.30)      (0.06)
                                             -----        -----        -----       -----       -----

Net asset value, end of period              $12.93       $10.65       $11.07       $11.35     $10.50
                                            ======       ======       ======       ======     ======

Total Return3                                38.64%        7.36%       14.12%       11.20%      5.62%

Ratios/Supplemental Data:

    Net assets, end of period (000's)      $57,485      $47,969      $55,845      $85,232    $75,412
    Net expenses to average
       daily net assets2                      0.48%        0.48%        0.48%        0.49%      0.49%4
    Net investment income to
       average daily net assets2              2.25%        2.52%        2.42%        2.88%      3.77%4
    Portfolio turnover rate                     81%         112%          38%          56%         0%

1        For the period from the commencement of operations, October 31, 1991 to
         February 29, 1992.
2        Net of fees and expenses  voluntarily waived or borne by the Manager of
         $.03,  $.03,  $.03,  $.02 and $.01 per share for the fiscal years ended
         1996,  1995, 1994, and 1993 and for the period ended February 29, 1992, respectively.
3        Calculation  excludes  subscription  fees. The total returns would have been lower had  certain  expenses  not been  waived  during the periods shown.
4        Annualized.



Except as otherwise noted, the above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Annual Reports, which are incorporated by reference in the Statement of Additional Information. Information is presented for each Fund, and class thereof, of the Trust which had investment operations during the reporting periods. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.


                                                   FINANCIAL HIGHLIGHTS

                                     (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


VALUE FUND                                                        Year Ended February 28/29,
                                              --------------------------------------------------------------------
Class III Shares

                                               1996        1995         1994         1993       1992       19911
                                               ----        ----         ----         ----       ----       -----

Net asset value, beginning of period          $12.05     $13.48       $13.50       $12.94     $12.25     $10.00
                                              ------     ------       ------       ------     ------     ------

Income from investment operations:
    Net investment income2                      0.39       0.41         0.43         0.38       0.40       0.12
    Net realized and unrealized gain
      on investments                            3.71       0.32         1.27         0.98       1.11       2.16
                                                ----       ----         ----         ----       ----       ----

    Total from investment operations            4.10       0.73         1.70         1.36       1.51       2.28
                                                ----       ----         ----         ----       ----       ----

Less distributions to shareholders:
    From net investment income                (0.39)     (0.45)       (0.40)       (0.38)     (0.41)     (0.03)
    From net realized gains                   (1.51)     (1.71)       (1.32)       (0.42)      (0.41)      -.-
                                              -----      -----        -----        -----       -----     -----

    Total distributions                       (1.90)     (2.16)       (1.72)      (0.80)      (0.82)     (0.03)
                                              -----      -----        -----       -----       -----      -----

Net asset value, end of period                $14.25     $12.05       $13.48       $13.50     $12.94     $12.25
                                              ======     ======       ======       ======     ======     ======

Total Return3                                 35.54%      6.85%       13.02%       11.01%     12.96%     22.85%

Ratios/Supplemental Data:

    Net assets, end of period (000's)       $317,612   $350,694     $679,532   $1,239,536   $644,136   $190,664
    Net expenses to average daily net
      assets2                                   0.61%      0.61%        0.61%        0.62%      0.67%     0.70%4
    Net investment income to average
      daily net assets2                        2.66%      2.86%        2.70%        3.15%      3.75%     7.89%4
    Portfolio turnover rate                      65%        77%          35%          50%        41%        23%

1        For the period from the  commencement of operations,  November 14, 1990 to February 28, 1991.
2        Net of fees and expenses  voluntarily waived or borne by the Manager of
         $.02,  $.02,  $.02,  $.01, $.01 and $.01 per share for the fiscal years ended  1996,  1995,  1994,  1993,  and  1992 and for the  period  ended
         February 28, 1991, respectively.
3        Calculation  excludes  subscription  fees. The total returns would have been lower had  certain  expenses  not been  waived  during the periods shown.
4        Annualized.




GROWTH FUND                                                            Year Ended February 28/29,
                                          ---------------------------------------------------------------------------------

Class III Shares

                                            1996       1995      1994      1993     1992      1991       1990      19891
                                            ----       ----      ----      ----     ----      ----       ----      -----

Net asset value, beginning of period        $4.45      $4.14    $4.55     $5.82   $14.54    $12.64     $10.49    $10.00
                                            -----      -----    -----     -----   ------    ------     ------    ------

Income from investment operations:
    Net investment income2                   0.08       0.06     0.06      0.07     0.19      0.25       0.26      0.03
    Net realized and unrealized gain
      on investments                         1.54       0.38     0.11      0.17     1.63      2.61       2.40      0.46
                                             ----       ----     ----      ----     ----      ----       ----      ----

    Total from investment operations         1.62       0.44     0.17      0.24     1.82      2.86       2.66      0.49
                                             ----       ----     ----      ----     ----      ----       ----      ----

Less distributions to shareholders:
    From net investment income             (0.07)     (0.06)   (0.06)    (0.08)   (0.23)    (0.25)     (0.23)      -.-
    From net realized gains                (0.35)     (0.07)   (0.52)   (1.43)   (10.31)    (0.71)     (0.28)      -.-
                                           -----      -----    -----    -----    ------     -----      -----     -----

    Total distributions                    (0.42)     (0.13)   (0.58)    (1.51)  (10.54)    (0.96)     (0.51)      -.-
                                           -----      -----    -----     -----   ------     -----      -----     -----

Net asset value, end of period             $5.65      $4.45    $4.14     $4.55    $5.82    $14.54     $12.64    $10.49
                                           =====      =====    =====     =====    =====    ======     ======    ======

Total Return3                              37.77%     10.86%    4.13%     3.71%   20.47%    24.24%     25.35%     4.90%

Ratios/Supplemental Data:

    Net assets, end of period (000's)    $391,366   $239,006 $230,698  $168,143 $338,439$1,004,345   $823,891  $291,406
    Net expenses to average daily net
      assets                               20.48%      0.48%    0.48%     0.49%    0.50%     0.50%      0.50%     0.08%
    Net investment income to average
      daily net assets2                     1.54%      1.50%    1.38%     1.15%    1.38%     1.91%      2.34%     0.52%
    Portfolio turnover rate                   76%       139%      57%       36%      46%       45%        57%        0%


1 For the period from the commencement of operations, December 28, 1988 to February 28, 1989.
2 Net of fees and expenses voluntarily waived or borne by the Manager of less than $.01 per share for each period presented.
3 Calculation excludes subscription fees. The total returns would have been lower had certain expenses not been waived during the periods shown.


Except as otherwise noted, the above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class thereof, of the Trust which had investment operations during the reporting periods. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.


                              FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


U.S. SECTOR FUND
Class III Shares                                              Year Ended February 28/29,
                                                  ------------------------------------------------

                                                    1996           1995          1994         19931
                                                    ----           ----          ----         -----

Net asset value, beginning of period              $11.06          $11.26       $10.38       $10.00
                                                  ------          ------       ------       ------

Income from investment operations:

  Net investment income2                            0.29            0.28         0.29         0.05
  Net realized and unrealized
     gain on investments                            3.90            0.49         1.21         0.33
                                                    ----            ----         ----         ----

  Total from investment operations                  4.19            0.77         1.50         0.38
                                                    ----            ----         ----         ----

Less distributions to shareholders:
  From net investment income                      (0.29)          (0.27)       (0.30)        --.--
  From net realized gains                         (1.33)          (0.70)       (0.32)        --.--
                                                  -----           -----        -----

  Total distributions                             (1.62)          (0.97)       (0.62)        --.--
                                                  -----           -----        -----

Net asset value, end of period                    $13.63          $11.06       $11.26       $10.38
                                                  ======          ======       ======       ======

Total Return3                                     38.90%           7.56%       14.64%        3.80%

Ratios/Supplemental Data:

  Net assets, end of period (000's)             $211,319         207,291     $167,028     $169,208
  Net expenses to average
     daily net assets2                             0.48%           0.48%        0.48%       0.48%4
  Net investment income to
     average daily net assets2                     2.27%           2.61%        2.56%       3.20%4
  Portfolio turnover rate                            84%            101%          53%           9%

1        For the period from the commencement of operations,  January 4, 1993 to
         February 28, 1993.
2        Net of fees and expenses  voluntarily waived or borne by the Manager of
         $.01 per share for each period presented.
3        Calculation  excludes  subscription  fees. The total returns would have been lower had  certain  expenses  not been  waived  during the periods shown.
4        Annualized.



CORE II SECONDARIES FUND                                      Year Ended February 28/29,
                                               -------------------------------------------------------
Class III Shares

                                                1996          1995       1994        1993        19921
                                                ----          ----       ----        ----        -----

Net asset value, beginning of  period         $13.61        $14.31      $12.68     $11.12      $10.00
                                              ------        ------      ------     ------      ------

Income from investment operations:

  Net investment income2                        0.23          0.20        0.21       0.22        0.04
  Net realized and unrealized
     gain on investments                        3.20          0.34        2.14       1.59        1.08
                                                ----          ----        ----       ----        ----

   Total from investment operations             3.43          0.54        2.35       1.81        1.12
                                              -----         -----       -----      -----        -----

Less distributions to shareholders:
  From net investment income                  (0.23)        (0.20)      (0.22)     (0.21)       --.--
  From net realized gains                     (2.92)        (1.04)      (0.50)     (0.04)       --.--
                                              -----         -----       -----      -----        -----

  Total distributions                         (3.15)        (1.24)      (0.72)     (0.25)       --.--
                                              -----         -----       -----      -----

Net asset value, end of period                $13.89        $13.61      $14.31     $12.68      $11.12
                                              ======        ======      ======     ======      ======

Total Return3                                 27.18%         4.48%      18.97%     16.46%      11.20%

Ratios/Supplemental Data:

  Net assets, end of period (000's)         $231,533      $235,781    $151,286   $102,232     $58,258
  Net expenses to average
     daily net assets2                         0.48%         0.48%       0.48%      0.49%      0.49%4
  Net investment income to
     average daily net assets2                 1.67%         1.55%       1.66%      2.02%      2.19%4
  Portfolio turnover rate                       135%           54%         30%         3%          0%

1        For the period from the  commencement of operations,  December 31, 1991 to February 29, 1992.
2        Net of fees and expenses  voluntarily waived or borne by the Manager of
         $.02,  $.01,  $.02,  $.02 and $.01 per share for the fiscal years ended
         1996,  1995, 1994, and 1993 and for the period ended February 29, 1992, respectively.
3        Calculation  excludes  subscription  and  redemption  fees.  The  total returns  would have been lower had  certain  expenses  not been  waived during the periods shown.
4        Annualized.


Except as otherwise noted, the above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class thereof, of the Trust which had investment operations during the reporting periods. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.


                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


FUNDAMENTAL VALUE FUND                                       Year Ended February 28/29,
                                            --------------------------------------------------------------
Class III Shares

                                               1996           1995        1994         1993         19921
                                               ----           ----        ----         ----         -----


Net asset value, beginning of period        $12.54          $12.49      $11.71       $10.82        $10.00
                                            ------          ------      ------       ------        ------

Income from investment operations:
    Net investment income2                    0.37            0.34        0.27         0.30          0.11
    Net realized and unrealized gain
      on investments                          3.26            0.55        1.64         1.32          0.77
                                              ----            ----        ----         ----          ----

    Total from investment operations          3.63            0.89        1.91         1.62          0.88
                                              ----            ----        ----         ----          ----

Less distributions to shareholders:
    From net investment income              (0.37)          (0.32)      (0.28)       (0.30)        (0.06)
    From net realized gains                 (0.76)          (0.52)      (0.85)      (0.43)           --
                                            -----           -----       -----       -----          -----

    Total distributions                     (1.13)          (0.84)      (1.13)      (0.73)         (0.06)
                                            -----           -----       -----       -----          -----

Net asset value, end of period              $15.04          $12.54      $12.49       $11.71        $10.82
                                            ======          ======      ======       ======        ======

Total Return3                               29.95%           7.75%      16.78%       15.66%         8.87%

Ratios/Supplemental Data:

    Net assets, end of period (000's)     $212,428        $182,871    $147,767      $62,339       $32,252
    Net expenses to average daily net
      assets2                                0.75%           0.75%       0.75%        0.73%        0.62%4
    Net investment income to average
      daily net assets2                      2.61%           2.84%       2.32%        2.77%        3.43%4
    Portfolio turnover rate                    34%             49%         65%          83%           33%

1        For the period from the commencement of operations, October 31, 1991 to
         February 29, 1992.
2        Net of fees and expenses  voluntarily waived or borne by the Manager of
         $.01,  $.01,  $.01,  $.03 and $.03 per share for the fiscal years ended
         1996,  1995, 1994, and 1993 and for the period ended February 29, 1992, respectively.
3        Calculation  excludes  subscription  fees. The total returns would have been lower had  certain  expenses  not been  waived  during the periods shown.
4        Annualized.




INTERNATIONAL EQUITY FUNDS
                                                                         Year Ended February 28/29,
                                             -------------------------------------------------------------------------------------
INTERNATIONAL CORE FUND
Class III Shares
                                             1996       1995       1994       1993      1992      1991     1990      1989     19881
                                             ----       ----       ----       ----      ----      ----     ----      ----     -----

Net asset value, beginning of period        $22.32     $25.56     $18.51     $18.80   $18.73    $18.79   $17.22    $14.76   $15.00
                                            ------     ------     ------     ------   ------    ------   ------    ------   ------

Income (loss) from investment operations:
  Net investment income2                      0.36       0.27       0.29       0.29     0.29      0.55     0.49      0.45     0.18
  Net realized and unrealized gain (loss)
    on investments                            3.09     (1.57)       7.44     (0.04)     0.22      0.69     1.93      3.37   (0.03)
                                              ----     -----        ----     -----      ----      ----     ----      ----   -----

  Total from investment operations            3.45     (1.30)       7.73       0.25     0.51      1.24     2.42      3.82     0.15
                                              ----     -----        ----       ----     ----      ----     ----      ----     ----

Less distributions to shareholders:
  From net investment income                (0.39)     (0.35)     (0.27)     (0.20)   (0.28)    (0.54)   (0.55)    (0.45)   (0.05)
  From net realized gains                   (0.76)     (1.59)     (0.41)     (0.34)   (0.16)    (0.76)   (0.30)    (0.91)   (0.34)
                                            -----      -----      -----      -----    -----     -----    -----     -----    -----

  Total distributions                       (1.15)     (1.94)     (0.68)     (0.54)   (0.44)    (1.30)   (0.85)    (1.36)   (0.39)
                                            -----      -----      -----      -----    -----     -----    -----     -----    -----

Net asset value, end of period              $24.62     $22.32     $25.56     $18.51   $18.80    $18.73   $18.79    $17.22   $14.76
                                            ======     ======     ======     ======   ======    ======   ======    ======   ======

Total Return3                               15.72%    (5.31%)     42.10%      1.43%    2.84%     7.44%   13.99%    26.35%    1.07%

Ratios/Supplemental Data:

  Net assets, end of period (000's)      $4,538,036  $2,591,646 $2,286,431  $918,332  $414,341 $173,792 $101,376  $35,636  $11,909
  Net expenses to average daily
    net assets2                             0.71%4      0.70%       0.71%4     0.70%   0.70%     0.78%    0.80%     0.88%    0.70%
  Net investment income to average
    daily net assets2                        1.93%      1.48%        1.48%     2.36%   2.36%     3.32%    3.17%     3.19%    1.27%

Portfolio turnover rate                      14%          53%          23%       23%     35%       81%      45%       37%     129%

1 For the period from the commencement of operations, April 7, 1987 to February 29, 1988.
2 Net of fees and expenses voluntarily waived or borne by the Manager of $.03, $.03, $.03, $.03, $.02, $.01, $.02, $.05 and $.08 per share for the fiscal years ended 1996,  1995,  1994,  1993, 1992, 1991, 1990, and
         1989 and for the period ended February 29, 1988, respectively.
3 Calculation excludes subscription fees. The total returns would have been lower had certain expenses not been waived during the periods shown.
4 Includes stamp duties and transfer taxes not waived or borne by the Manager, which approximate .01% of average daily net assets.


Except as otherwise noted, the above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class thereof, of the Trust which had investment operations during the reporting periods. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


CURRENCY HEDGED
INTERNATIONAL CORE FUND                                                           Period from June 30, 1995
Class III Shares                                                                (commencement of operations)
                                                                                    to February 29, 1996
                                                                                    --------------------
Net asset value, beginning of period                                                     $10.00
                                                                                          -----

Income from investment operations:
   Net investment income1                                                                  0.23
   Net realized and unrealized gain                                                        1.44
     on investments                                                                        ----

   Total from investment operations                                                        1.67
                                                                                           ----

Less distributions to shareholders from:
  Net investment income                                                                   (0.06)
  Net realized gains                                                                      (0.07)
                                                                                          -----

  Total distributions                                                                     (0.13)
                                                                                          -----

Net asset value, end of period                                                           $11.54
                                                                                         ======

Total Return2                                                                             16.66%

Ratios/Supplemental Data:

  Net assets, end of period (000's)                                                    $407,277
  Net expenses to average daily net assets1                                                0.69%3
  Net investment income to average daily net assets1                                       1.89%3
  Portfolio turnover rate                                                                     7%

1        Net of fees and expenses  voluntarily waived or borne by the Manager of
         $.05 per share.
2        Calculation  excludes  subscription  fees.  The total return would have been  lower had  certain  expenses  not been  waived  during the period shown.
3        Annualized.






                                                                      Year Ended February 28/29,
                                                        ----------------------------------------------------
INTERNATIONAL SMALL
COMPANIES FUND
Class III Shares
                                                         1996        1995       1994       1993      19921
                                                         ----        ----       ----       ----      -----

Net asset value, beginning of period                     $11.95      $14.45     $8.91     $9.62   $10.00
                                                         ------      ------     -----     -----   ------

Income (loss) from investment operations:
     Net investment income2                                0.18       0.18       0.15      0.35     0.06
     Net realized and unrealized gain
         (loss) on investments                             1.16      (1.52)      5.59     (0.68)   (0.43)
                                                           ----      -----       ----     -----    -----

     Total from investment operations                      1.34      (1.34)      5.74     (0.33)   (0.37)
                                                           ----      -----       ----     -----    -----

Less distributions to shareholders:
     From net investment income                           (0.17)     (0.20)     (0.12)    (0.38)   (0.01)
     In excess of net investment income                   (0.02)      --.--     --.--      --.--    --.--
     From net realized gains                              (0.15)     (0.96)     (0.08)     --.--    --.--
                                                          -----      -----      -----
     Total distributions                                  (0.34)     (1.16)     (0.20)    (0.38)   (0.01)
                                                          -----      -----      -----     -----    -----

Net asset value, end of period                           $12.95     $11.95     $14.45     $8.91    $9.62
                                                         ======     ======     ======     =====    =====

Total Return3                                             11.43%     (9.66%)    64.67%    (3.30%)  (3.73%)

Ratios/Supplemental Data:

     Net assets, end of period (000's)                  218,964   $186,185   $132,645   $35,802  $24,467
     Net expenses to average daily net
         assets2                                           0.76%4     0.76%4     0.75%     0.75%    0.85%5
     Net investment income to average
         daily net assets2                                 1.84%      1.45%      1.50%     4.02%    1.91%5
     Portfolio turnover rate                                 13%        58%        38%       20%       1%


1        For the period from the commencement of operations, October 15, 1991 to
         February 29, 1992.
2        Net of fees and expenses  voluntarily waived or borne by the Manager of
         $.07,  $.08,  $.09,  $.09 and $.05 per share for the fiscal years ended
         1996,  1995, 1994, and 1993 and for the period ended February 29, 1992, respectively.
3        Calculation  excludes  subscription  and  redemption  fees.  The  total returns  would have been lower had  certain  expenses  not been  waived during the periods shown
4        Includesstamp  duties  and  transfer  taxes not  waived or borne by the
         Manager, which approximate .01% of average daily net assets.
5        Annualized.


Except as otherwise noted, the above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class thereof, of the Trust which had investment operations during the reporting periods. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                        Year Ended February 28/29,
                                              -------------------------------------------------------------
JAPAN FUND
Class III Shares
                                                 1996        1995       1994     1993       1992     19911
                                                 ----        ----       ----     ----       ----     -----

Net asset value, beginning of period           $9.12       $11.13       $7.37     $7.73     $ 9.48    $10.00
                                               -----       ------       -----     -----     ------    ------

Income (loss) from investment operations:
     Net investment income (loss)2             (0.01)3       --.--3      --.--     0.01       --.--    (0.01)
     Net realized and unrealized gain
         (loss) on investments                  0.79        (1.08)       3.94     (0.36)     (1.74)    (0.39)
                                                ----        -----        ----     -----      -----     -----

     Total from investment operations           0.78        (1.08)       3.94     (0.35)     (1.74)    (0.40)
                                                ----        -----        ----     -----      -----     -----

Less distributions to shareholders:
     From net investment income                --.--        --.--      --.--      (0.01)      --.--     --.--
     In excess of net investment income        --.--        --.--       (0.01)    --.--       --.--     --.--
     From net realized gains                   (1.38)       (0.93)      (0.17)    --.--       --.--     --.--
     From paid-in capital 4                    --.--        --.--      --.--      --.--      (0.01)    (0.12)
                                               -----        -----      -----      -----       -----     -----

     Total distributions                       (1.38)       (0.93)      (0.18)    (0.01)     (0.01)    (0.12)
                                               -----        -----       -----     -----      -----     -----

Net asset value, end of period                 $8.52        $9.12      $11.13     $7.37      $7.73     $9.48
                                               =====        =====      ======     =====      =====     =====

Total Return5                                   8.29%      (10.62%)     53.95%    (4.49%)   (18.42%)   (3.79%)

Ratios/Supplemental Data:

     Net assets, end of period (000's)      $126,107      $60,123    $450,351  $306,423   $129,560   $60,509
     Net expenses to average daily net
        assets2                                 0.92%        0.83%       0.87%     0.88%      0.93%     0.95%6
     Net investment income to average
         daily net assets2                     (0.13%)      (0.02%)     (0.01%)    0.12%     (0.11%)   (0.32%)6
     Portfolio turnover rate                      23%            60%        8%       17%        25%       11%

1        For the period from the  commencement  of  operations,  June 8, 1990 to
         February 28, 1991.
2        Net of fees and expenses  voluntarily waived or borne by the Manager of
         $.01 per share for the fiscal year ended 1996, less than $.01 per share for the fiscal year ended 1995, and $.01 per share for the fiscal years ended 1994, 1993, 1992.
3        Based on average month-end shares outstanding.
4        Return of capital for book purposes only. A  distribution  was required for tax purposes to avoid the payment of federal excise tax.
5        Calculation  excludes  subscription  and  redemptions  fees.  The total returns  would have been lower had  certain  expenses  not been  waived during the periods shown.
6        Annualized.



                                                                                    Period from
                                                                                  December 9, 1993
                                                                                 (commencement of
                                            Year Ended February 28/29,            operations) to
                                            1996                  1995           February 28, 1994
                                            ----                  ----           -----------------

EMERGING MARKETS FUND
Class III Shares

Net asset value, beginning of period          $9.52              $12.13              $10.00
                                              -----              ------              ------

Income (loss) from investment operations:
     Net investment income1                    0.10                0.05                0.02
     Net realized and unrealized gain
         (loss) on investments                 1.06               (2.37)               2.11
                                               ----               -----                ----

     Total from investment operations          1.16               (2.32)               2.13
                                               ----               -----                ----

Less distributions to shareholders:
     From net investment income               (0.01)              (0.07)              (0.00)2
     From net realized gains                  (0.13)              (0.22)               -.-
                                              -----               -----

     Total distributions                      (0.14)              (0.29)              (0.00)
                                              -----               -----               -----

Net asset value, end of period               $10.54               $9.52              $12.13
                                             ======               =====              ======

Total Return3                                12.24%              (19.51%)             21.35%

Ratios/Supplemental Data:

     Net assets, end of period (000's)    $907,180             $384,259           $114, 409
     Net expenses to average daily net
         assets1                              1.35%                1.58%               1.64%4
     Net investment income to average1
         daily net assets                     1.31%                0.85%               0.87%4
     Portfolio turnover rate                    35%                  50%                  2%

1        Net of fees and expenses  voluntarily waived or borne by the Manager of less than $.01 per share for the  fiscal  year  ended  1996 and for the period ended February 28, 1994.
2        The per share income distribution was $0.004.
3        Calculation  excludes  subscription  and  redemption  fees.  The  total returns  would have been lower had  certain  expenses  not been  waived during the periods shown.
4        Annualized.


Except as otherwise noted, the above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class thereof, of the Trust which had investment operations during the reporting periods. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

FIXED INCOME FUNDS



                                                                Year Ended February 28/29,
                                              ---------------------------------------------------------------------
SHORT-TERM INCOME FUND
Class III Shares
                                                1996       1995         1994         1993       19923    19911,2,3
                                                ----       ----         ----         ----       -----    ---------

Net asset value, beginning of period           $9.56      $9.79       $10.05       $10.11     $10.00      $10.00
                                               -----      -----       ------       ------     ------      ------

Income (loss) from investment operations:
    Net investment income4                      0.57       0.63         0.44         0.46       0.56        0.67
    Net realized and unrealized gain (loss)
      on investments                            0.20      (0.28)       (0.09)        0.30       0.11       --.--
                                                ----      -----        -----         ----       ----

    Total from investment operations            0.77       0.35         0.35         0.76       0.67        0.67
                                                ----       ----         ----         ----       ----        ----

Less distributions to shareholders:
    From net investment income                 (0.56)     (0.58)       (0.46)       (0.38)     (0.56)      (0.67)
    From net realized gains                   -- . --    -- . --       (0.15)       (0.44)     -- . --    -- . --
                                             -----        -----        -----        -----       -----      -----

    Total distributions                        (0.56)     (0.58)       (0.61)       (0.82)     (0.56)      (0.67)
                                               -----      -----        -----        -----      -----       -----

Net asset value, end of period                 $9.77      $9.56        $9.79       $10.05     $10.11      $10.00
                                               =====      =====        =====       ======     ======      ======

Total Return5                                   8.32%      3.78%        3.54%        8.25%     11.88%       3.83%

Ratios/Supplemental Data:

    Net assets, end of period (000's)        $11,066     $8,193       $8.095      $10,499     $9,257     $40,850
    Net expenses to average daily ne
      assets4                                   0.25%      0.25%        0.25%        0.25%      0.25%       0.25%6
    Net investment income to average
      daily net assets4                         6.49%      5.02%        4.35%        4.94%      5.83%       7.88%6
    Portfolio turnover rate                      139%       335%         243%         649%       135%       --.--

1        For the period from the  commencement of operations,  April 17, 1990 to
         February 28, 1991.
2        The per share  amounts and the number of shares  outstanding  have been restated  to  reflect  a one  for ten  reverse  stock  split  effective
         December 1, 1991.
3        The Fund operated as a money market fund from April 17, 1990 until June
         30, 1991. Subsequently, the Fund became a short-term income fund.
4        Net of fees and expenses  voluntarily waived or borne by the manager of
         $.03,  $.02,  $.02,  $.03, $.03 and $.09 per share for the fiscal years ended  1996,  1995,  1994,  1993,  and  1992 and for the  period  ended
         February 28, 1991, respectively.
5        The total returns  would have been lower had certain  expenses not been waived during the periods shown.
6        Annualized.




GLOBAL HEDGED EQUITY
FUND
Class III Shares


                                            Year Ended                   Period Ended
                                         February 29, 1996            February 28, 19954
                                         -----------------            ------------------

Net asset value, beginning of period           $10.12                      $10.00
                                               ------                      ------

Income from investment operations:
     Net investment income1                      0.21                        0.11
     Net realized and unrealized gain
         on investments                          0.55                        0.08
                                                 ----                        ----

     Total from investment operations            0.76                        0.19
                                                 ----                        ----

Less distributions to shareholders:
     From net investment income                 (0.24)                      (0.07)
                                                -----                       -----

Net asset value, end of period                 $10.64                      $10.12
                                               ======                      ======

Total Return2                                    7.54%                       1.92%

Ratios/Supplemental Data:

     Net assets, end of period (000's)       $382,934                    $214,638
     Net expenses to average daily net
         assets1                                 0.78%                       0.92%3
     Net investment income to average
         daily net assets1                       2.44%                       2.85%3
     Portfolio turnover rate                      214%                        194%

1        Net of fees and expenses  voluntarily waived or borne by the Manager of
         $.005 and $.006 per share for the  fiscal  year  ended 1996 and for the period ended February 28, 1995, respectively.
2        Calculation  excludes  subscription  and  redemption  fees.  The  total returns  would have been lower had  certain  expenses  not been  waived during the periods shown.
3        Annualized.
4        Period from the  commencement of operations,  July 29, 1994 to February
         28, 1995.



Except as otherwise noted, the above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class thereof, of the Trust which had investment operations during the reporting periods. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



DOMESTIC BOND FUND                                                            Period from
Class III Shares                                                            August 18, 1994
                                                                           (commencement of
                                               Year Ended                   operations) to
                                            February 29, 1996              February 28, 1995
                                            -----------------              -----------------

Net asset value, beginning of period              $10.13                        $10.00
                                                  ------                        ------

Income from investment operations:
     Net investment income1                         0.66                          0.24
     Net realized and unrealized gain
         on investments                             0.58                          0.07
                                                    ----                          ----

     Total from investment operations               1.24                          0.31
                                                    ----                          ----

Less distributions to shareholders:
     From net investment income                    (0.60)                        (0.18)
     From net realized gains                       (0.37)                        --.--
                                                   -----                         -----

     Total distributions                           (0.97)                        (0.18)
                                                   -----                         -----

Net asset value, end of period                    $10.40                        $10.13
                                                  ======                        ======

Total Return2                                      12.50%                         3.16%

Ratios/Supplemental Data:

     Net assets, end of period (000's)          $310,949                      $209,377
     Net expenses to average daily net
         assets1                                    0.25%                         0.25%3
     Net investment income to average
         daily net assets1                          6.52%                         6.96%3
     Portfolio turnover rate                          70%                           65%



1        Net of fees and expenses  voluntarily waived or borne by the Manager of
         $.01 per share for each period presented.
2        The total returns  would have been lower had certain  expenses not been waived during the periods shown.
3        Annualized.








INTERNATIONAL BOND FUND
Class III Shares

                                                                                           Period from
                                                                                        December 22, 1993
                                                                                        (commencement of
                                              Year Ended February 28/29,                  operations) to
                                             1996                  1995                 February 28, 1994
                                             ----                  ----                 -----------------

Net asset value, beginning of period         $9.64                $9.96                   $10.00
                                             -----                -----                   ------

Income (loss) from investment operations:
     Net investment income1                   0.62                 0.98                     0.08
     Net realized and unrealized gain (loss)
       on investments                         1.55                (0.21)                   (0.12)
                                              ----                -----                    -----

     Total from investment operations         2.17                 0.77                    (0.04)
                                              ----                 ----                    -----

Less distributions to shareholders:
     From net investment income              (0.59)               (0.75)                   --.--
     From net realized gains                 (0.30)               (0.34)                   --.--
                                             -----                -----                    -----

     Total distributions                     (0.89)               (1.09)                   --.--
                                             -----                -----                    -----

Net asset value, end of period              $10.92                $9.64                    $9.96
                                            ======                =====                    =====

Total Return2                               22.72%                 8.23%                   (0.40%)

Ratios/Supplemental Data:

     Net assets, end of period (000's)   $193,920              $151,189                  $39,450
     Net expenses to average daily net
         assets1                             0.40%                 0.40%                    0.40%3
     Net investment income to average
         daily net assets1                   8.17%                 7.51%                    5.34%3
     Portfolio turnover rate                   99%                  141%                      14%

1        Net of fees and expenses  voluntarily waived or borne by the Manager of
         $.01,  $.02 and $.01 per share for the fiscal years ended 1996 and 1995 and for the period ended February 28, 1994, respectively.
2        Calculation  excludes  subscription  fees. The total returns would have been lower had  certain  expenses  not been  waived  during the periods shown.
3        Annualized.



Except as otherwise noted, the above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class thereof, of the Trust which had investment operations during the reporting periods. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)




CURRENCY HEDGED
INTERNATIONAL BOND FUND                                                                          Period from
Class III Shares                                                                             September 30, 1994
                                                                                              (commencement of
                                                               Year Ended                        operations)
                                                            February 29, 1996                to February 28, 1995
                                                            -----------------                --------------------

Net asset value, beginning of period                               $9.99                           $10.00
                                                                   -----                           ------

Income (loss) from investment operations:
     Net investment income1                                         1.05                             0.24
     Net realized and unrealized gain (loss)
       on investments                                               1.62                            (0.09)
                                                                    ----                            -----

     Total from investment operations                               2.67                             0.15
                                                                    ----                             ----

Less distributions to shareholders:
     From net investment income                                    (1.04)                           (0.16)
     From net realized gains                                       (0.42)                           --.--
     In excess of net realized gains                               (0.28)                           --.--
                                                                   -----

     Total distributions                                           (1.74)                           (0.16)
                                                                   -----                            -----

Net asset value, end of period                                    $10.92                            $9.99
                                                                  ======                            =====

Total Return2                                                      27.36%                            1.49%

Ratios/Supplemental Data:

     Net assets, end of period (000's)                          $236,162                         $238,664
     Net expenses to average daily net assets1                      0.40%                            0.40%3
     Net investment income to average
         daily net assets1                                          8.54%                            8.46%3
     Portfolio turnover rate                                          85%                              64%

1        Net of fees and expenses  voluntarily waived or borne by the Manager of
         $.03 and $.01 per  share for the  fiscal  year  ended  1996 and for the period ended February 28, 1995, respectively.
2        Calculation  excludes  subscription  fees. The total returns would have been lower had  certain  expenses  not been  waived  during the periods shown.
3        Annualized.






GLOBAL BOND FUND                                                                Period from December 28, 1995
Class III Shares                                                                (commencement of operations)
                                                                                   to February 29, 1996
                                                                                   --------------------

Net asset value, beginning of period                                                     $10.00
                                                                                         ------

Income (loss) from investment operations:
   Net investment income1                                                                  0.05
   Net realized and unrealized gain (loss)                                                (0.16)
                                                                                          -----
      on Investments

   Total from investment operations                                                       (0.11)
                                                                                          -----

Net asset value, end of period                                                          $  9.89
                                                                                        =======

Total Return2                                                                             (1.10%)

Ratios/Supplemental Data:

  Net assets, end of period (000's)                                                     $31,072
  Net expenses to average daily net assets1                                                0.34%3
  Net investment income to average daily net assets1                                       6.16%3
  Portfolio turnover rate                                                                     0%

1        Net of fees and expenses  voluntarily waived or borne by the Manager of
         $.01 per share.
2        Calculation  excludes  subscription  fees.  The total return would have been  lower had  certain  expenses  not been  waived  during the period shown.
3        Annualized.



Except as otherwise noted, the above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class thereof, of the Trust which had investment operations during the reporting periods. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                   Period from April 19, 1994
                                                                                        (commencement of
                                                                 Year Ended                operations)
                                                             February 29, 1996         to February 28, 1995
                                                             -----------------         --------------------
EMERGING COUNTRY DEBT FUND
Class III Shares

Net asset value, beginning of period                               $8.39                        $10.00
                                                                   -----                        ------

Income (loss) from investment operations:
     Net investment income1                                         1.35                          0.48
     Net realized and unrealized gain (loss)
       on investments                                               3.84                         (1.59)
                                                                    ----                         -----

     Total from investment operations                               5.19                         (1.11)
                                                                    ----                         -----

Less distributions to shareholders:
     From net investment income                                    (1.17)                        (0.40)
     From net realized gains                                       (0.65)                        --.--
     In excess of net realized gains                               --.--                         (0.10)
                                                                   -----                         -----

     Total distributions                                           (1.82)                        (0.50)
                                                                   -----                         -----

Net asset value, end of period                                    $11.76                         $8.39
                                                                  ======                         =====


Total Return2                                                      63.78%                       (11.65%)


Ratios/Supplemental Data:


     Net assets, end of period (000's)                          $615,485                     $243,451
     Net expenses to average daily net assets1                      0.50%                        0.50%3
     Net investment income to average
         daily net assets1                                         12.97%                       10.57%3
     Portfolio turnover rate                                         158%                         104%

1        Net of fees and expenses  voluntarily waived or borne by the Manager of
         $.02 and $.01 per  share for the  fiscal  year  ended  1996 and for the period ended February 28, 1995, respectively.
2        Calculation  excludes  subscription  and  redemption  fees.  The  total returns  would have been lower had  certain  expenses  not been  waived during the periods shown.
3        Annualized.


Except as otherwise noted, the above information has been audited by Price Waterhouse LLP, independent accountants. This statement should be read in conjunction with the other audited financial statements and related notes which are included in the Trust's Annual Reports, which are incorporated by reference in the Trust's Statement of Additional Information. Information is presented for each Fund, and class thereof, of the Trust which had investment operations during the reporting periods. Information regarding Class III Shares of each Fund reflects the operational history for each such Fund's sole outstanding class prior to the creation of multiple classes of such Funds on May 31, 1996.
















Investors in Class I or Class II Shares should be aware that the above financial highlight tables reflect performance based on Class III expense ratios. In the future, investors in Class I and Class II Shares will experience slightly lower total returns than investors in Class III Shares of the same Fund as a result of higher overall expense ratios for Class I and Class II Shares.

The Manager's discussion of the performance of each Fund in fiscal 1996, as well as a comparison of each Fund's performance over the life of the Fund with that of a benchmark securities index elected by the Manager, is included in each Fund's Annual Report for the fiscal year ended February 29, 1996. Copies of the Annual Reports are available upon request without charge.

         CERTAIN FINANCIAL INFORMATION RELATING TO THE GMO FOREIGN FUND

         The GMO Foreign Fund (the "Foreign Fund") commenced operations on June 28, 1996 subsequent to a transaction involving, in essence, the reorganization of the GMO International Equities Pool of The Common Fund for Nonprofit Organizations (the "GMO Pool") as the Foreign Fund, pursuant to an Agreement and Plan of Reorganization which provided that (i) the GMO Pool be discontinued and its assets and liabilities distributed pro rata to the unitholders of the GMO Pool as a liquidating distribution, and (ii) such assets and liabilities immediately thereafter be transferred by the unitholders to the Foreign Fund in exchange for shares of the Foreign Fund. The Foreign Fund's portfolio of investments on June 28, 1996 was the same as the portfolio of the GMO Pool immediately prior to the transfer, and the Foreign Fund will operate under investment policies, objectives, guidelines and restrictions that are in all material respects equivalent to those of the GMO Pool.


         The GMO Pool was not a registered investment company as it was exempt from registration under the 1940 Act. Since, in a practical sense, the GMO Pool constitutes a predecessor of the Foreign Fund, the Trust calculates the performance for the Foreign Fund for periods prior to June 28, 1996 by including the total return of the GMO Pool.

                                                                          Year Ended (a)
                                     Period Ended                             June 30,
                                       3/31/96     1995       1994       1993       1992       1991       1990
                                       -------     ----       ----       ----       ----       ----       ----


Net asset value, beginning of
  period                             $5,362.04   $5,128.96  $4,145.16  $4,047.89  $3,575.10  $4,238.06  $3,437.09
                                     ---------   ---------  ---------  ---------  ---------  ---------  ---------
Income (loss) from investment
 operations:
 Net investment income (b)              105.62      161.11      87.70     140.35     126.74     177.66     172.93
 Net realized and unrealized
 gain (loss) on investments             558.43      225.66     995.43      88.19     475.66    (675.60)    793.25
                                        ------      ------     ------      -----     ------    --------    ------
 Total from investment operations       664.05      386.77   1,083.13     228.54     602.40    (479.64)    966.18
                                        ------      ------   --------     ------     ------    --------    ------

Less distributions to unitholders:
 From net investment income             (84.88)    (153.69)    (99.33)   (131.28)   (129.60)   (183.32)   (166.02)

Net asset value, end of period       $5,941.21   $5,362.04  $5,128.96  $4,145.16  $4,047.89  $3,575.10  $4,238.06
                                     =========   =========  =========  =========  =========  =========  =========

Total Return (c)                        11.82%       6.82%     25.43%      5.10%     16.22%    (11.99%)    27.53%




                                                       Year Ended (a)
                                                           June 30,
                                        1989      1988       1987       1986
                                        ----      ----       ----       ----


Net asset value, beginning of
  period                              $3,041.34  $3,069.65  $2,305.17  $1,272.93
                                      ---------  ---------  ---------  ---------
Income (loss) from investment
 operations:
 Net investment income (b)               141.11     110.27      84.77      70.66
 Net realized and unrealized
 gain (loss) on investments              395.95     (24.76)    764.50   1,031.73
                                         ------     -------    ------   --------
 Total from investment operations        537.06      85.51     849.27   1,101.79
                                         ------      -----     ------   --------

Less distributions to unitholders:
 From net investment income             (140.50)   (113.82)    (84.79)    (69.55)

Net asset value, end of period        $3,437.90  $3,041.34  $3,069.65  $2,305.17
                                      =========  =========  =========  =========

Total Return (c)                         17.04%      1.96%     36.38%     86.92%







  (a) The fiscal year end of the Fund's predecessor was June 30.
  (b) Expenses for the Fund's predecessor were paid directly by its unitholders.
  (c) Net of annual total GMO Pool expenses of 0.83% paid directly by unitholders. As indicated in the text below, anticipated expenses for the Foreign Fund's Class I Shares (0.88% per annum) are expected to be higher than the historical expenses of the GMO Pool (0.83% per annum) and therefore had the GMO Pool been subject to such higher expenses, the total return for the periods indicated would have been lower.

      AVERAGE ANNUAL TOTAL RETURN. The Foreign Fund from time to time may advertise certain investment performance figures. These figures are based on historical earnings but past performance data is not necessarily indicative of future performance of the Fund. All performance information will be provided net of Fund and GMO Pool expenses. The Fund may, in conformance with SEC guidelines, advertise its total return for various periods of time by determining, over a period of time stated in the advertisement, the average annual compounded rate of return that an investment in the Fund earned over that period, assuming reinvestment of all distributions.

      The performance data quoted below includes the performance of the GMO Pool for periods before the commencement of operations of the Foreign Fund. Performance data relating to Class II and Class III Shares of the Foreign Fund has not been restated because the historical level of expenses for the GMO Pool (0.83% per annum) was higher than the expenses anticipated for Class II and Class III Shares of the Foreign Fund (0.75% and 0.82% per annum). Performance data relating to Class I Shares of the Foreign Fund has been restated because the historical level of expenses for the GMO Pool (0.83% per annum) was lower than the expenses anticipated for the Class I Shares of the Foreign Fund (0.88% per annum). The GMO Pool was not registered under the 1940 Act and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the GMO Pool had been registered under the 1940 Act, its performance may have been adversely affected.

Average Annual Total Return for the periods ended December 31, 1995:

                                            Class II and III Shares             Class I Shares
                                            -----------------------             --------------
                  1-year return                      13.85%                         13.80%
                  3-year return                      19.63%                         19.57%
                  5-year return                      12.87%                         12.81%
                  10-year return                     15.94%                         15.88%
                  Since inception (9/1/84)           19.73%                         19.67%

                       INVESTMENT OBJECTIVES AND POLICIES
                       ----------------------------------

         The investment objective of each of the Core Fund, the Value Fund, the Growth Fund, the Short-Term Income Fund, the International Core Fund, and the Japan Fund is fundamental and may not be changed without shareholder approval. The investment objective of each other Fund may be changed without shareholder approval. Unless specifically noted herein, the investment policies of the Funds may be changed without shareholder approval. There can be no assurance that the investment objective of any Fund will be achieved.

         As noted in the following Fund descriptions, many of the Funds seek total returns greater than, or select securities that are represented in, certain indexes or benchmarks. These benchmarks or indexes may be commercially developed and published, modifications of commercially available indexes maintained by the Manager, or composite benchmarks maintained by the Manager that blend commercially available indexes. A description of the various benchmarks and indexes is set forth on page 4.

DOMESTIC EQUITY FUNDS
---------------------

CORE FUND
---------

         The Core Fund seeks a total return greater than that of the S&P 500 through investment in common stocks. The Core Fund expects that substantially all of its assets will be invested in or exposed to the equity securities of at least 125 companies chosen from among the Wilshire 5000 Index (the "WILSHIRE 5000") and that it will be invested primarily in the approximately 1,200 companies with the largest equity capitalization (i.e., number of shares outstanding multiplied by the market price per share) at the time of investment which are also listed on a United States national securities exchange (the "LARGE CAP 1200"). The Core Fund may, from time to time, invest in fewer issuers if, in the opinion of the Manager, there are not at least 125 attractive investment opportunities from among such companies.

         The Manager will select which issuers to invest in based on its assessment of whether the common stock of the issuer is likely to perform better than the S&P 500. Since the Core Fund's portfolio investments will not be chosen and proportionately weighted to approximate the total return of the S&P 500, the total return of the Core Fund may be more or less than the total return of the S&P 500. An investment in the Fund involves risks similar to investing in common stocks directly.

         In pursuing its objective, the Fund may invest in securities of foreign issuers traded principally on U.S. securities exchanges, invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may also purchase interests in real estate investment trusts ("REITs"), which are described under the description of the GMO REIT Fund in this Prospectus. The Fund may also invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

         In addition, the Fund may purchase index futures on the S&P 500 and other domestic indexes for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases. The Fund may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may also use equity swap contracts and contracts for differences for these purposes.

         It is a policy of the Fund to stay fully invested in common stocks, index futures, equity swap contracts and contracts for differences even when the Manager believes that equity securities generally may underperform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total net assets will be invested in high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund will at all times invest at least 65% of its total assets in domestic common stocks. The Fund does not expect to invest in long or short-term fixed income securities for temporary defensive purposes.

         For a detailed description of the investment practices described in the three preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

TOBACCO-FREE CORE FUND
----------------------

         The Tobacco-Free Core Fund seeks a total return greater than that of the S&P 500 through investment in common stocks. Substantially all of the Fund's assets will be invested in or exposed to equity securities chosen from among the Wilshire 5000 and selected primarily from Large Cap 1200 issuers which are not Tobacco Producing Issuers (as defined below). The Tobacco-Free Core Fund expects that substantially all of its assets will be invested in the securities of at least 125 companies. The Tobacco-Free Core Fund may, from time to time, invest in fewer issuers if, in the opinion of the Manager, there are not at least 125 attractive investment opportunities from among such companies.

         The Manager will select which issuers to invest in based on its assessment of whether the common stock of the issuer is likely to perform better than the S&P 500. Since the Tobacco- Free Core Fund's portfolio investments will not be chosen and proportionately weighted to approximate the total return of the S&P 500, the total return of the Tobacco-Free Core Fund may be more or less than the total return of the S&P 500. An investment in the Fund involves risks similar to investing in common stocks directly.

         The Manager has instituted procedures to avoid investment by the Tobacco-Free Core Fund in the securities of issuers which, at the time of purchase, derive more than 10% of their gross revenues from the production of tobacco-related products ("TOBACCO PRODUCING ISSUERS"). For this purpose the Manager will subscribe to and generally rely on information services provided by third parties, although the Manager may cause the Tobacco-Free Core Fund to purchase securities of issuers which are identified by those third parties as Tobacco Producing Issuers if, at the time of purchase, the Manager has received information from the issuer to the effect that it is no longer a Tobacco Producing Issuer.

         The Tobacco-Free Core Fund is required to have a fundamental policy, which cannot be changed without shareholder approval, that under normal market conditions at least 65% of its assets will be invested in the securities of issuers other than Tobacco Producing Issuers. This policy is not expected to affect the Manager's overall goal of not investing in Tobacco Producing Issuers.

         In pursuing its objective, the Fund may invest in securities of foreign issuers traded principally on U.S. securities exchanges, invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may also purchase interests in REITs. The Fund may also invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

         In addition, the Fund may purchase index futures on the S&P 500 and other domestic indexes for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases. The Fund may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may also use equity swap contracts and contracts for differences for these purposes.

         It is a policy of the Fund to stay fully invested in common stocks, index futures, equity swap contracts and contracts for differences even when the Manager believes that equity securities generally may underperform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total net assets will be invested in high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund will at all times invest at least 65% of its total assets in domestic common stocks. The Fund does not expect to invest in long or short-term fixed income securities for temporary defensive purposes.

         For a detailed description of the investment practices described in the three preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

VALUE FUND
----------

         The Value Fund (formerly, the Value Allocation Fund) seeks a total return greater than that of the S&P 500 through investment in a broadly diversified and liquid portfolio of common stocks. Substantially all of the Fund's investments will be chosen from among the Wilshire 5000 and primarily from among the Large Cap 1200. The Fund expects that any income it derives will be from dividends on common stock. The Manager will select which issuers to invest in based on its assessment of whether the common stock of the issuer is likely to perform better than the S&P 500. Strong consideration is given to common stocks whose current prices do not adequately reflect, in the opinion of the Manager, the ongoing business value of the underlying company.

         The Fund's investments are made in securities of companies which, in the opinion of the Manager, are of average or above average investment quality. Investment quality is evaluated using fundamental analysis emphasizing each issuer's historic financial performance, balance sheet strength, management capability and competitive position. Various valuation parameters are examined to determine the attractiveness of individual securities. Since the Fund's portfolio investments will not be chosen and proportionately weighted to approximate the total return of the S&P 500, at times the total return of the Value Fund may be more or less than the total return of the S&P 500.

         In pursuing its objective, the Fund may invest in securities of foreign issuers traded principally on U.S. securities exchanges, invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may also purchase interests in REITs. The Fund may also invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

         In addition, the Fund may purchase index futures on the S&P 500 and other domestic indexes for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases. The Fund may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may also use equity swap contracts and contracts for differences for these purposes.

         It is a policy of the Fund to stay fully invested in common stocks, index futures, equity swap contracts and contracts for differences even when the Manager believes that equity securities generally may underperform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total net assets will be invested in high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund will at all times invest at least

65% of its total assets in domestic common stocks. The Fund does not expect to invest in long or short-term fixed income securities for temporary defensive purposes.

         For a detailed description of the investment practices described in the three preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

GROWTH FUND
-----------

         The Growth Fund (formerly the Growth Allocation Fund) seeks long-term growth of capital. Current income is only an incidental consideration. The Growth Fund attempts to achieve its objective by investing in companies whose earnings per share are expected by the Manager to grow at a rate faster than the average of the Large Cap 1200. The Fund is designed for investors who wish to allocate a portion of their assets to investment in growth-oriented stocks.

         The Fund expects that substantially all of the Fund's investments will be chosen from among the Wilshire 5000, and at least 65% of its assets will be invested in the common stocks (and securities convertible into common stocks) of issuers chosen from the Large Cap 1200. Such companies may include foreign issuers, although the Fund does not intend to invest in securities which are principally traded outside of the United States. The balance of the common stocks (and securities convertible into common stocks) held by the Fund may be less liquid investments since the companies in question will have smaller equity capitalization and/or the securities may not be listed on a national securities exchange.

         In pursuing its objective, the Fund may invest in securities of foreign issuers traded principally on U.S. securities exchanges, invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may also purchase interests in REITs. The Fund may also invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

         In addition, the Fund may purchase index futures on the S&P 500 and other domestic indexes for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases. The Fund may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may also use equity swap contracts and contracts for differences for these purposes.

         It is a policy of the Fund to stay fully invested in common stocks, index futures, equity swap contracts and contracts for differences even when the Manager believes that equity securities generally may underperform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total net assets will be invested in the high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund will at all times invest at least 65% of its total assets in domestic common stocks. The Fund does not expect to invest in long or short-term fixed income securities for temporary defensive purposes.

         For a detailed description of the investment practices described in the three preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

U.S. SECTOR FUND
----------------

         The U.S. Sector Fund (formerly the U.S. Sector Allocation Fund) seeks a total return greater than that of the S&P 500 through investment in common stocks. Substantially all of the Fund's investments will be chosen from among the Wilshire 5000 and primarily from among the 1,800 companies with the largest equity capitalization whose securities are listed on United States national securities exchanges.

         The Fund will allocate its assets, as directed by the Manager, among major U.S. sectors (including value, growth, small/large capitalization and defensive stocks, stocks in individual industries, etc.) and will overweight those sectors which the Manager believes may outperform the S&P 500 generally. The Fund may place varying degrees of emphasis on different types of companies depending on the Manager's assessment of economic and market conditions, including companies with superior growth prospects and/or companies whose common stock does not, in the opinion of the Manager, adequately reflect the companies' ongoing business value. The Fund may invest in companies with smaller equity capitalization than the companies whose securities are purchased by the Value Fund and the Growth Fund. The securities of small capitalization companies may be less liquid and their market prices more volatile than those issued by companies with larger equity capitalizations. Since the Fund's portfolio investments will not be chosen and proportionately weighted to approximate the S&P 500, the total return of the U.S. Sector Fund may be more or less than the total return of the S&P 500.

         In pursuing its objective, the Fund may invest in securities of foreign issuers traded principally on U.S. securities exchanges, invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may also purchase interests in REITs. The Fund may also invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

         In addition, the Fund may purchase index futures on the S&P 500 and other domestic indexes for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases. The Fund may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may also use equity swap contracts and contracts for differences for these purposes.

         It is a policy of the Fund to stay fully invested in common stocks, index futures, equity swap contracts and contracts for differences even when the Manager believes that equity securities generally may underperform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total net assets will be invested in high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund will at all times invest at least 65% of its total assets in domestic common stocks. The Fund does not expect to invest in long or short-term fixed income securities for temporary defensive purposes.

         For a detailed description of the investment practices described in the three preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

CORE II SECONDARIES FUND
------------------------

         The investment objective of the Core II Secondaries Fund is long-term growth of capital. Current income is only an incidental consideration. The Core II Secondaries Fund attempts to achieve its objective by selecting its investments primarily from domestic second tier companies. For these purposes, "second tier companies" are those companies whose equity capitalization at the time of investment by the Core II Secondaries Fund ranks in the lower two-thirds of the 1800 publicly-held issuers with the largest equity capitalization.

         The Core II Secondaries Fund invests primarily in common stocks, although the Fund may on rare occasions hold securities convertible into common stocks such as convertible bonds, convertible preferred stocks and warrants. The Fund expects that at least 65% of its assets will be invested in the securities of second tier companies, as defined above. The Fund may also hold the common stocks (and securities convertible into common stocks) of companies with smaller equity capitalizations. Such investments may be less liquid, as the securities may not be listed on a national securities exchange and their market prices may be more volatile than those issued by companies with larger equity capitalizations.

         In pursuing its objective, the Fund may invest in securities of foreign issuers traded principally on U.S. securities exchanges, invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may also purchase interests in REITs. The Fund may also invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

         In addition, the Fund may purchase index futures on the S&P 500 and other domestic indexes for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases. The Fund may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts for hedging and risk management. The Fund may also use equity swap contracts and contracts for differences for these purposes.

         It is a policy of the Fund to stay fully invested in common stocks, index futures, equity swap contracts and contracts for differences even when the Manager believes that equity securities generally may underperform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total net assets will be invested in high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund will at all times invest at least 65% of its total assets in domestic common stocks. The Fund does not expect to invest in long or short-term fixed income securities for temporary defensive purposes.

         For a detailed description of the investment practices described in the three preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

FUNDAMENTAL VALUE FUND
----------------------

         The Fundamental Value Fund seeks long-term capital growth through investment primarily in equity securities. Current income is only a secondary consideration. It is anticipated that at least 90% of the Fund's assets will be invested in common stocks and securities convertible into common stocks. Although the Fund invests primarily in securities traded in the United States, it may invest up to 25% of its assets in securities of foreign issuers and securities traded principally outside of the United States.

         The Fund invests primarily in common stocks of domestic corporations that, in the opinion of the Manager, represent favorable values relative to their market prices. Under normal conditions, the Fund generally, but not exclusively, looks for companies with low price/earnings ratios and rising earnings. The Fund focuses on established firms with capitalizations of more than $100 million and generally does not buy issues of companies with less than three years of operating history. The Fund seeks to maintain lower than average equity risk levels relative to the potential for return through a portfolio with an average historic volatility (beta) below 1.0. The S&P 500, which serves as a standard for measuring volatility, always has average volatility (beta) of 1.0. The Fund's beta may change with market conditions.

         The Fund's Manager analyzes key economic variables to identify general trends in the stock markets. World economic indicators, which are tracked regularly, include U.S. industry and trade indicators, interest rates, international stock market indexes, and currency levels. Under normal conditions, investments are made in a variety of economic sectors, industry segments, and individual securities to reduce the effects of price volatility in any one area.

         In making investments, the Manager takes into account, among other things, a company's source of earnings, competitive edge, management strength, and level of industry dominance as measured by market share. At the same time, the Manager analyzes the financial condition of each company. The Manager examines current and historical measures of relative value to find corporations that are selling at discounts relative to both underlying asset values and market pricing. The Manager then selects those companies with financial and business characteristics that it believes will produce above-average growth in earnings. Sell decisions are triggered when, in the opinion of the Manager, the stock price and other fundamental considerations make further appreciation less likely.

         The Manager generally selects equities that normally trade in sufficient volume to provide liquidity. Domestic equities are usually traded on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter markets.

         The Fund's investments in foreign securities will generally consist of equity securities traded in principal European and Pacific Basin markets. The Manager evaluates the economic strength of a country, which includes its resources, markets, and growth rate. In addition, it examines the political climate of a country as to its stability and business policies. The Manager then assesses the strength of the country's currency and considers foreign exchange issues in general. The Fund aims for diversification not only among countries but also among industries in order to enable shareholders to participate in markets that do not necessarily move in concert with U.S.
markets.

         Once the Fund has identified a rapidly expanding foreign economy, the Fund attempts to search out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as low price to earnings ratio. Foreign securities in the portfolio are generally listed on principal overseas exchanges.

         In pursuing its objective, the Fund may invest without limit in depository receipts of foreign issuers, and purchase convertible securities. The Fund may also invest up to 15% of its net assets in illiquid securities, lend portfolio securities valued at up to one-third of total assets, and enter into repurchase agreements.

         In addition, the Fund may purchase index futures on the S&P 500 and other domestic indexes for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases. The Fund may also buy exchange traded or over-the-counter put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may also use equity swap contracts and contracts for differences for these purposes.

         It is a policy of the Fund to stay fully invested in common stocks, index futures, equity swap contracts and contracts for differences even when the Manager believes that equity securities generally may underperform other types of investments. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total net assets will be invested in high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund will at all times invest at least 65% of its total assets in domestic common stocks. The Fund does not expect to invest in long or short-term fixed income securities for temporary defensive purposes.

         For a detailed description of the investment practices described in the preceding five paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

REIT FUND
---------

         The investment objective of the REIT Fund is to maximize total return through investment primarily in real estate investment trusts ("REITs"), which are managed vehicles that invest in real estate or real estate-related assets. REITs purchased by the Fund will include equity REITs, which own real estate directly, mortgage REITs, which make construction, development or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.

         Since the Fund's investments are concentrated in real estate-related securities, the value of its shares can be expected to change in light of factors affecting the real estate industry, and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries. Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks and social and economic trends. Also, REITs are dependent upon the skill of each REIT's management.

         The Fund could under certain circumstances own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If the Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and/or to maintain exempt status under the 1940 Act. By investing in REITs indirectly through the Fund, investors bear not only a proportionate share of the expenses of the Fund, but also, indirectly, expenses of the REITs.

         Because of its name, the REIT Fund is required to have a policy of investing at least 65% of its total assets in securities of REITs under normal conditions, although the Fund intends to invest a greater portion of its assets in REIT securities. The Fund may also invest in common and preferred stock, fixed income securities including lower-rated fixed income securities (commonly known as "junk bonds"), invest in securities principally traded in foreign markets and foreign currency exchange transactions. The Fund may lend portfolio securities valued at up to one-third of total assets, and invest in adjustable rate securities, zero coupon securities and depository receipts of foreign issuers. The Fund may also enter into repurchase agreements, reverse repurchase agreements and dollar roll agreements. In addition, the Fund may invest in mortgage-backed and other non-government issuers, including collateral mortgage obligations ("CMO's"), strips and residuals. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may also enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities. The Fund may hold a portion of its assets in high quality money market instruments.

         The Fund may buy and sell options and enter into futures contracts and options on futures contracts for hedging, investment and risk management. In particular, the Fund may purchase futures contracts on the S&P 500 and interest rate futures contracts for anticipatory hedging purposes and otherwise to provide investment exposure for cash balances. In addition, the Fund may use interest rate and currency swap contracts, contracts for differences and interest rate caps, floors and collars for hedging and for risk management.

         For a detailed description of the investment practices described in the two preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.




INTERNATIONAL EQUITY FUNDS
--------------------------

         The International Equity Funds, together with the Global Hedged Equity Fund, International Bond Fund, Currency Hedged International Bond Fund, Global Bond Fund and Emerging Country Debt Fund are sometimes collectively referred to as the "International Funds."

INTERNATIONAL CORE FUND
-----------------------

         The investment objective of the International Core Fund is to maximize total return through investment in a portfolio of common stocks of non-U.S. issuers. The Fund will usually invest primarily in common stocks, including dividend-paying common stocks. Capital appreciation may be sought through investment in common stocks, convertible bonds, convertible preferred stocks, warrants or rights. Income may be sought through investment in dividend-paying common stocks, convertible bonds, money market instruments or fixed income securities such as long and medium term corporate and government bonds and preferred stocks. Some of these fixed income securities may have speculative qualities and the values of these securities generally fluctuate more than those of other, less speculative fixed income securities. See "Description and Risks of Fund Investments -- Lower Rated Securities."

         The relative emphasis of the Fund on capital appreciation or income will depend upon the views of the Manager with respect to the opportunities for capital appreciation relative to the opportunities for income. There are no prescribed limits on geographic asset distribution and the Fund has the authority to invest in securities traded in securities markets of any country in the world, although under normal market conditions at least 65% of the Fund's total assets will be invested in securities principally traded in the securities markets of at least three foreign countries. The responsibility for allocating the Fund's assets among the various securities markets of the world is borne by the Manager. In making these allocations, the Manager will consider such factors as the condition and growth potential of the various economic and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. The Fund generally will not invest in securities of U.S. issuers, except that for temporary defensive purposes the Fund may invest up to 100 percent of its assets in United States securities.

         The Fund may use forward foreign currency contracts, currency futures contracts, currency swap contracts, options on currencies and buy and sell foreign currencies for hedging and for currency risk management, although the Fund's foreign currency exposure will not generally vary by more than 30% from the foreign currency exposure of a benchmark index (the "EAFE-LITE INDEX"), which is a modification of the Morgan Stanley Capital International EAFE Index (the "EAFE INDEX") developed by the Manager so as to reduce the weighting of Japan in the EAFE Index. The put and call options on currency futures written by the Fund will always be covered. For more information on foreign currency transactions, see "Descriptions and Risks of Fund Investments -- Foreign Currency Transactions." The stocks held by the Fund will not be chosen to approximate the weightings of the EAFE-lite Index.

         The Fund may also invest in securities of investment companies, such as closed-end investment management companies which invest in foreign markets, to the extent permitted under the 1940 Act. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its service providers.

         In addition, the Fund may invest in securities of foreign issuers traded on U.S. exchanges and securities traded abroad, American Depositary Receipts, European Depository Receipts and other similar securities convertible into securities of foreign issuers. The Fund may also enter repurchase agreements, lend portfolio securities valued at up to 25% of total assets, and may invest up to 15% of its net assets in illiquid securities. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total net assets will be invested in cash or high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit.

         The Fund may also buy put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 5% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures (on foreign stock indexes), options on futures, equity swap contracts and contracts for differences for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases.

         For a detailed description of the investment practices described in the four preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

CURRENCY HEDGED INTERNATIONAL CORE FUND
---------------------------------------

         The investment objective of the Currency Hedged International Core Fund is to maximize total return through investment in a portfolio of common stocks of non-U.S. issuers and through management of the Fund's currency positions. The Fund has policies that are similar to the International Core Fund, except that the Currency Hedged International Core Fund will employ a different strategy with respect to foreign currency exposure. While the International Core Fund's foreign currency exposure will not generally differ from that of the EAFE-lite Index by more than 30%, the Currency Hedged International Core Fund's foreign currency exposure will generally vary no more than 30% from the currency exposure of a fully hedged EAFE-lite Index. That is, the Currency Hedged International Core Fund will hedge a substantial portion (generally at least 70%) of the EAFE-lite foreign currency exposure while the International Core Fund will generally hedge only a limited portion (generally less than 30%) of EAFE-lite currency exposure. The Currency Hedged International Core Fund may use forward foreign currency contracts, currency futures contracts, currency swap contracts, options on currencies and buy and sell foreign currencies for hedging and for currency risk management. The put and call options on currency futures written by the Fund will always be covered. For more information on foreign currency transactions, see "Description and Risks of Fund Investments -- Foreign Currency Transactions." Because of its name, the Currency Hedged International Core Fund is required to have a policy that it will maintain short currency positions with respect to at least 65% of the foreign currency exposure represented by the common stocks owned by the Fund.

         The Fund will usually invest primarily in common stocks, including dividend-paying common stocks. The stocks held by the Fund will not be chosen to approximate the weightings of the EAFE-lite Index. Capital appreciation may be sought through investment in common stocks, convertible bonds, convertible preferred stocks, warrants or rights. Income may be sought through investment in dividend-paying common stocks, convertible bonds, money market instruments or fixed income securities such as long and medium term corporate and government bonds and preferred stocks. Some of these fixed income securities may have speculative qualities and the values of these securities generally fluctuate more than those of other, less speculative fixed income securities. See "Description and Risks of Fund Investments -- Lower Rated Securities."

         The relative emphasis of the Fund on capital appreciation or income will depend upon the views of the Manager with respect to the opportunities for capital appreciation relative to the opportunities for income. There are no prescribed limits on geographic asset distribution and the Fund has the authority to invest in securities traded in securities markets of any country in the world, although under normal market conditions the Fund will invest in securities traded in the securities markets of at least three foreign countries. The responsibility for allocating the Fund's assets among the various securities markets of the world is borne by the Manager. In making these allocations, the Manager will consider such factors as the condition and growth potential of the various economic and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. The Fund generally will not invest in securities of U.S. issuers, except that for temporary defensive purposes the Fund may invest up to 100 percent of its assets in United States securities.

         The Fund may also invest in securities of investment companies, such as closed-end investment management companies which invest in foreign markets, to the extent permitted under the 1940 Act. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its service providers.

         In addition, the Fund may invest in securities of foreign issuers traded on U.S. exchanges and securities traded abroad, American Depositary Receipts, European Depository Receipts and other similar securities convertible into securities of foreign issuers. The Fund may also enter repurchase agreements, and lend portfolio securities valued at up to 25% of total assets. The Fund may also invest up to 15% of its net assets in illiquid securities and temporarily invest in cash and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total net assets will be invested in such high quality cash items.

         The Fund may also buy put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 5% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures (on foreign stock indexes), options on futures, equity swap contracts and contracts for differences for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases.

         For a detailed description of the investment practices described in the three preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

FOREIGN FUND
------------

         The investment objective of the Foreign Fund is to maximize total return through investment primarily in equity securities of non-U.S. issuers. The Fund's investment strategy is based on a fundamental analysis of issuers and country economics. The Fund will usually invest primarily in common stocks, including dividend-paying common stocks. Capital appreciation may be sought through investment in common stocks, convertible bonds, convertible preferred stocks, warrants or rights. Income may be sought through investment in dividend-paying common stocks, convertible bonds, money market instruments or fixed income securities such as long and medium term corporate and government bonds and preferred stocks. Some of these fixed income securities may have speculative qualities and the values of these securities generally fluctuate more than those of other, less speculative fixed income securities. See "Description and Risks of Fund Investments -- Lower Rated Securities."

         The relative emphasis of the Fund on capital appreciation or income will depend upon the views of the Manager with respect to the opportunities for capital appreciation relative to the opportunities for income. There are no prescribed limits on geographic asset distribution and the Fund has the authority to invest in securities traded in securities markets of any country in the world other than the United States, although under normal market conditions at least 65% of the Foreign Fund's total assets will be invested in securities principally traded in the securities markets of at least three countries other than the United States. The responsibility for allocating the Fund's assets among the various securities markets of the world is borne by the Manager. In making these allocations, the Manager will consider such factors as the condition and growth potential of the various economic and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors.

         The Fund may use forward foreign currency contracts and currency futures contracts for the purpose of hedging the currency exposure of its portfolio securities. The Fund is not required to hedge its currency risk and will not normally hedge more than 90% of such risks. The Fund will not buy and sell foreign currencies for investment purposes, but may hold foreign currencies pending investments consistent with the Fund's investment program. The Fund will not invest in options on foreign currencies.

         The Fund may also invest in securities of investment companies, such as closed-end investment management companies which invest in foreign markets, to the extent permitted under the 1940 Act. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its service providers.

         In addition, the Fund may invest in securities of foreign issuers traded on U.S. exchanges and securities traded abroad, American Depositary Receipts, European Depository Receipts and other similar securities convertible into securities of foreign issuers. The Fund may also enter into repurchase agreements, lend portfolio securities valued at up to one-third of total assets, and may invest up to 10% of its net assets in illiquid securities. The Fund may invest up to 20% of its assets in securities of issuers in newly industrialized countries of the type invested in by the Emerging Markets Fund.

         The Fund may also buy put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund may also write options in connection with buy-and-write transactions and use index futures.

         For a detailed description of the investment practices described in the four preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

INTERNATIONAL SMALL COMPANIES FUND
----------------------------------

         The International Small Companies Fund seeks to maximize total return through investment primarily in equity securities of foreign issuers whose equity securities are traded on a major stock exchange of a foreign country ("foreign stock exchange companies") and whose equity capitalization at the time of investment, when aggregated with the equity capitalizations of all foreign stock exchange companies in that country whose equity capitalizations are smaller than that of such company, is less than 50% of the aggregate equity capitalization of all foreign stock exchange companies in such country ("small capitalization foreign companies"). With the exception of the International Small Companies Fund's policy of investing in securities of small capitalization foreign companies, and except as otherwise disclosed in this Prospectus and the related Statement of Additional Information, the International Small Companies Fund's investment objectives and policies are the same as those described above with respect to the International Core Fund.

         It is currently expected that at least 65% of the International Small Companies Fund's assets will be invested in common stocks of small capitalization foreign companies. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. Small capitalization foreign companies tend to be smaller and newer than other foreign companies and may be dependent upon a single proprietary product or market niche. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Typically, small capitalization foreign companies have fewer securities outstanding and are less liquid than large companies. Their common stock and other securities may trade less frequently and in limited volume. The securities of small capitalization foreign companies are generally more sensitive to purchase and sale transactions and, therefore, the prices of such securities tend to be more volatile than the securities of larger companies.

         The Fund may also invest in securities of investment companies, such as closed-end investment management companies which invest in foreign markets, to the extent permitted under the 1940 Act. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its service providers.

         The Fund also may invest in securities of foreign issuers traded on U.S. exchanges and securities traded abroad, American Depositary Receipts, European Depository Receipts and other similar securities convertible into securities of foreign issuers. The Fund may also enter repurchase agreements, and lend portfolio securities valued at up to one-third of total assets. The Fund may also invest up to 15% of its net assets in illiquid securities and temporarily invest in cash and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total net assets will be invested in such high quality cash items.

         The Fund may also buy put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 5% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures (on foreign stock indexes), options on futures, equity swap contracts and contracts for differences for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases.

         The Fund may use forward foreign currency contracts, currency futures contracts, currency swap contracts, options on currencies and buy and sell foreign currencies for hedging and for currency risk management. The put and call options on currency futures written by the Fund will always be covered.

         For a detailed description of the investment practices described in the four preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

JAPAN FUND
----------

         The Japan Fund seeks to maximize total return through investment in a portfolio of Japanese securities, consisting primarily of common stocks of Japanese companies. It is currently expected that at least 90% of the net assets of the Japan Fund will be invested in or exposed to "Japanese Securities," that is, securities issued by entities that are organized under the laws of Japan and that either have 50% or more of their assets in Japan or derive 50% or more of their revenues from Japan ("Japanese Companies"). Although the Japan Fund will invest primarily in common stocks of Japanese Companies, it may also invest in other Japanese Securities, such as convertible preferred stock, warrants or rights as well as short-term government debt securities or other short-term prime obligations (i.e., high quality debt obligations maturing not more than one year from the date of issuance). The Japan Fund expects that any income it derives will be from dividend or interest payments on securities.

         Unlike mutual funds which invest in the securities of many other countries, the Japan Fund will be invested almost exclusively in Japanese
Securities. No effort will be made by the Manager to assess the Japanese economic, political or regulatory developments or changes in currency exchange rates for purposes of varying the portion of the Fund's assets invested in Japanese Securities. This means that the Fund's performance will be directly affected by political, economic, market and exchange rate conditions in Japan. Also, since the Japanese economy is dependent to a significant extent on foreign trade, the relationships between Japan and its trading partners and between the yen and other currencies are expected to have a significant impact on particular Japanese Companies and on the Japanese economy generally. Also, the Japan Fund's investments are denominated in yen, whose value continually changes in relation to the dollar. This varying relationship will also directly affect the value of the Japan Fund's shares. The Japan Fund is designed for investors who are willing to accept the risks associated with changes in such conditions and relationships.

         To achieve its objectives, the Fund may invest in securities of foreign issuers traded on U.S. exchanges and securities traded abroad, American Depositary Receipts, European Depository Receipts and other similar securities convertible into securities of foreign issuers. The Fund may also enter repurchase agreements, and lend portfolio securities valued at up to one-third of total assets. The Fund may also invest up to 15% of its net assets in illiquid securities and temporarily invest in cash and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures or other derivatives, less than 5% of its total net assets will be invested in such high quality cash items.

         The Fund may also invest in securities of investment companies, such as closed-end investment management companies which invest in foreign markets, to the extent permitted under the 1940 Act. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its service providers.

         The Fund may also buy put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 5% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures (on foreign stock indexes), options on futures, equity swap contracts and contracts for differences for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases.

         The Fund may use forward foreign currency contracts, currency futures contracts, currency swap contracts, options on currencies and buy and sell foreign currencies for hedging and for currency risk management. The put and call options on currency futures written by the Fund will always be covered.

         For a detailed description of the investment practices described in the four preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

EMERGING MARKETS FUND
---------------------

         The Emerging Markets Fund seeks long-term capital appreciation consistent with what the Manager believes to be a prudent level of risk through investment in equity and equity- related securities traded in the securities markets of newly industrializing countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa. The Manager has appointed Dancing Elephant, Ltd. to serve as Consultant to the Fund.

         The Consultant's efforts focus on asset allocation among the selected emerging markets. (See "Description and Risks of Fund Investments -- Certain Risks of Foreign Investments.") In addition to considerations relating to a particular market's investment restrictions and tax barriers, asset allocation is based on certain other relevant factors including the outlook for economic growth, currency exchange rates, commodity prices, interest rates, political factors and the stage of the local market cycle in such emerging market. The Consultant expects to allocate the Fund's investments over geographic as well as economic sectors.

         There are currently over 50 newly industrializing and developing countries with equity markets. A number of these markets are not yet easily accessible to foreign investors and have unattractive tax barriers or insufficient liquidity to make significant investments by the Fund feasible or attractive. However, many of the largest of the emerging markets have, in recent years, liberalized access and more are expected to do so over the coming few years if the present trend continues.

         Emerging markets in which the Fund intends to invest may include the following emerging markets ("EMERGING MARKETS"):

     Asia:        Bangladesh, China, India, Indonesia, Korea,
                  Malaysia, Mynanmar, Mongolia, Pakistan,
                  Philippines, Sri Lanka, Republic of China
                  (Taiwan), Thailand, Vietnam


     Latin
     America:     Argentina, Bolivia, Brazil, Chile, Colombia,
                  Costa Rica, Ecuador, Jamaica, Mexico, Peru,
                  Uruguay, Venezuela

     Europe/
     Middle East/
     Africa: Botswana, Czech Republic, Ghana, Greece, Hungary, Israel, Jordan, Kazakstan, Kenya, Morocco, Namibia, Nigeria, Poland, Portugal, Russia, Slovakia, Slovenia, South Africa, Turkey, Ukraine, Zimbabwe

         The Emerging Markets Fund has a fundamental policy that, under normal conditions, at least 65% of its total assets will be invested in equity and equity-related securities which are predominantly traded on Emerging Market exchanges ("Emerging Market Securities"). The Fund invests predominantly in individual stocks listed on Emerging Market stock exchanges or in depository receipts of such stocks listed on markets in industrialized countries or traded in the international equity market. The Fund may also invest in shares of companies which are not presently listed but are in the process of being privatized by the government and, subject to a maximum aggregate investment equal to 25% of the total assets of the Fund, shares of companies that are traded in unregulated over-the-counter markets or other types of unlisted securities markets. The Fund may also invest through investment funds, pooled accounts or other investment vehicles designed to permit investments in a portfolio of stocks listed in a particular developing country or region subject to obtaining any necessary local regulatory approvals, particularly in the case of countries in which such an investment vehicle is the exclusive or main vehicle for foreign portfolio investment. Such investments may result in additional costs, as the Fund may be required to bear a pro rata share of the expenses of each such fund in which it invests. The Fund may also invest in companies listed on major markets outside of the emerging markets that, based on information obtained by the Consultant, derive at least half of their revenues from trade with or production in developing countries. In addition, the Fund's assets may be invested on a temporary basis in debt securities issued by companies or governments in developing countries or money market securities of high-grade issuers in industrialized countries denominated in various currencies.

         The Fund may also invest in bonds and money market instruments in Canada, the United States and other markets of industrialized nations and emerging securities markets, and, for temporary defensive purposes, may invest without limit in cash and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. The Fund expects that, not including the margin deposits or the segregated accounts created in connection with index futures and other derivatives, less than 5% of its total net assets will be invested in such high quality cash items. The Fund may also invest in indexed securities, the redemption value and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metal, or other commodities, as well as other technical indicators.

         The Fund may also invest up to 10% of its total assets through debt-equity conversion funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions. The Fund may also invest in convertible securities, enter repurchase agreements and lend portfolio securities valued at up to one-third of total assets. The Fund may invest up to 15% of its net assets in illiquid securities.

         The Fund may also buy put and call options, sell (write) covered options and enter into futures contracts and options on futures contracts for hedging and risk management. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 5% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures (on foreign stock indexes), options on futures, equity swap contracts and contracts for differences for investment, anticipatory hedging and risk management and to effect synthetic sales and purchases.

         The Fund may use forward foreign currency contracts, currency futures contracts, currency swap contracts, options on currencies and buy and sell foreign currencies for hedging and for currency risk management. The put and call options on currency futures written by the Fund will always be covered.

         For a detailed description of the investment practices described in the five preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

FIXED INCOME FUNDS
------------------

         As used in several of the Fixed Income Funds' investment objectives below, "BOND" means any fixed income obligation with an original maturity of two years or more, as well as "synthetic" bonds created by combining a futures contract or option on a fixed income security with cash, a cash equivalent investment or another fixed income security. (See "Description and Risks of Fund Investments -- Uses of Options, Futures and Options on Futures -- Investment
Purposes.") Under normal market conditions, each of the Emerging Country Debt Fund, the International Bond Fund, the Currency Hedged International Bond Fund and the Global Bond Fund will invest at least 65% of its assets in bonds of issuers of at least three countries (excluding the United States). However, up to 100% of these Fixed Income Fund's assets may be denominated in U.S. dollars, and for temporary defensive purposes, each such Fixed Income Fund may invest as much as 100% of its assets in issuers from one or two countries, which may include the United States. The Global Hedged Equity Fund is referred to as a "Fixed Income Fund" despite its substantial investment in equity securities because, as described more fully in the description of that Fund, the Global Hedged Equity attempts to hedge the general equity market risk of its equity investments, producing a theoretical fixed income return, plus or minus the performance of the Fund's equity holdings relative to equity markets generally.

SHORT-TERM INCOME FUND
----------------------

         The Short-Term Income Fund seeks current income to the extent consistent with the preservation of capital and liquidity through investment in a portfolio of fixed income instruments rated high quality by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("MOODY'S") or considered by the Manager to be of comparable quality. While the Short- Term Income Fund intends to invest in short-term securities, it is not a money market fund. Debt securities held by the Fund which have a remaining maturity of 60 days or less will be valued at amortized cost unless circumstances dictate otherwise. See "Determination of Net Asset Value." It is the present policy of the Short-Term Income Fund, which may be changed without shareholder approval, to maintain at least 65% of the Fund's assets invested in securities with remaining maturities of two years or less.

         In determining whether a security is a suitable investment for the Short-Term Income Fund, reference will be made to the quality of the security, including its rating, at the time of purchase. The Manager may or may not dispose of a portfolio security as a result of a change in the securities' rating, depending on its evaluation of the security in light of the Fund's investment objectives and policies.

         The Fund may invest in prime commercial paper and master demand notes (rated "A-1" by S&P or "Prime-1" by Moody's or, if not rated, issued by companies having an outstanding debt issue rated at least "AA" by S&P or at least "Aa" by Moody's), high-quality corporate debt securities (rated at least "AA" by S&P or at least "Aa" by Moody's), and high-quality debt securities backed by pools of commercial or consumer finance loans (rated at least "AA" by S&P or "Aa" by Moody's) and certificates of deposit, bankers' acceptances and other bank obligations (when and if such other bank obligations become available in the future) issued by banks having total assets of at least $2 billion as of the date of the bank's most recently published financial statement.

         In addition to the foregoing, the Short-Term Income Fund may also invest in certificates of deposit of $100,000 or less of domestic banks and savings and loan associations, regardless of total assets, if the certificates of deposit are fully insured as to principal by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. The Short-Term Income Fund may invest up to 100% of its assets in obligations issued by banks, and up to 15% of its assets in obligations issued by any one bank. If the bank is a domestic bank, it must be a member of the Federal Deposit Insurance Corporation. This does not prevent the Short-Term Income Fund from investing in obligations issued by foreign branches of domestic banks and there is currently no limit on the Fund's ability to invest in these obligations. If the bank is foreign, the obligation must, in the opinion of the Manager, be of a quality comparable to the other debt securities which may be purchased by the Short-Term Income Fund. There are special risks associated with investments in such foreign bank obligations, including the risks associated with foreign political, economic and legal developments and the fact that foreign banks may not be subject to the same or similar regulatory requirements that apply to domestic banks. (See "Description and Risks of Fund Investments -- Certain Risks of Foreign Investments.") The Short-Term Income Fund will invest in these securities only when the Manager believes the risks are minimal. In addition, to the extent the Short-Term Income Fund concentrates its assets in the banking industry, including the domestic banking industry, adverse events affecting the industry may also have an adverse effect on the Fund. Such adverse events include, but are not limited to, rising interest rates which affect a bank's ability to maintain the "spread" between the cost of money and any fixed return earned on money, as well as industry-wide increases in loan default rates and declines in the value of loan collateral such as real estate. The Fund may also invest in U.S. Government Securities.

         The Short-Term Income Fund may purchase any of the foregoing instruments through firm commitment arrangements with domestic commercial banks and registered broker-dealers and may enter into repurchase agreements with such banks and broker-dealers with respect to any of the foregoing money market instruments, longer term U.S. Government Securities or corporate debt securities rated at least "AA" by S&P or at least "Aa" by Moody's. The Fund will only enter into firm commitment arrangements and repurchase agreements with banks and broker-dealers which the Manager determines present minimal credit risks.

         All of the Short-Term Income Fund's investments will, at the time of investment, have remaining maturities of five years or less and the average maturity of the Short-Term Income Fund's portfolio securities based on their dollar value will not exceed two years at the time of each investment. When the Fund has purchased a security subject to a repurchase agreement, the amount and maturity of the Fund's investment will be determined by reference to the amount and term of the repurchase agreement, not by reference to the underlying security. When the Fund purchases an adjustable rate security, the security's maturity will be determined with reference to the frequency with which the rate is adjusted. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of two years for the Fund, it will invest its available cash in such a manner as to reduce its dollar-weighted average maturity to two years or less as soon as reasonably practicable.

         The Fund may also invest in foreign securities when the Manager believes the risks are minimal, and lend portfolio securities valued at up to one-third of total assets.

         For a detailed description of the investment practices described in the preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

GLOBAL HEDGED EQUITY FUND
-------------------------

         The Global Hedged Equity Fund seeks total return consistent with minimal exposure to general equity market risk. Although at least 65% of the Fund's total assets will be invested in equity securities, as a result of the Fund's hedging techniques, the Fund expects to create a return more similar to that received by an investment in fixed income securities. The Fund will pursue its investment objective by investing substantially all of its assets in a combination of (i) equity securities, (ii) derivative instruments intended to hedge the value of the Fund's equity securities against substantially all of the general movements in the relevant equity market(s), including hedges against substantially all of the changes in the value of the U.S. dollar relative to the currencies represented in the indexes used to hedge general equity market risk and (iii) long interest rate futures contracts intended to adjust the duration of the theoretical fixed income security embedded in the pricing of the derivatives used for hedging the Fund's equity securities (the "THEORETICAL FIXED INCOME SECURITY"). The Fund may also buy exchange traded or over-the-
counter put and call options and sell (write) covered options for hedging or investment. To the extent that the Fund's portfolio strategy is successful, the Fund is expected to achieve a total return consisting of (i) the performance of the Fund's equity securities, relative to the relevant equity market indexes (including appreciation or depreciation of any overweighted currency relative to the currency weighting of the equity hedge), plus or minus (ii) short-term capital gains or losses approximately equal to the total return on the Theoretical Fixed Income Security, plus or minus (iii) capital gains or losses on the Fund's interest rate futures positions minus (iv) transaction costs and other Fund expenses. Investors should understand that, as opposed to conventional equity portfolios, to the extent that the Fund's hedging positions are effective, the performance of the Fund is not expected to correlate with the movements of equity markets generally. Rather, the performance of the Fund will tend to be a function of the total return on fixed income securities and the performance of the Fund's equity securities relative to broad market indexes, including changes in overweighted currencies relative to the currency weighting of those indexes.

         The Global Hedged Equity Fund has a fundamental policy that, under normal market conditions, at least 65% of its total assets will be invested in equity securities. In addition, under normal market conditions, the Fund will invest in securities principally traded in the securities markets of at least three countries. The Global Hedged Equity Fund will generally invest in at least 125 different common stocks chosen from among (i) U.S. stocks in which the Core Fund is permitted to invest and (ii) stocks traded primarily outside of the United States in which the International Core Fund is permitted to invest. The Fund may invest up to 20% of its assets in securities of issuers in newly industrializing countries of the type invested in by the Emerging Markets Fund. The Manager will select which common stocks to purchase based on its assessment of whether the common stock of an issuer (and/or the currency in which the stock is traded) is likely to perform better than the broad global equity market index (the "SELECTED EQUITY INDEX") selected by the Manager to serve as a hedge for the Fund's portfolio as a whole.

         As indicated above, the Fund will seek to hedge fully the value of its equity holdings (measured in U.S. dollars) against substantially all movements in the global equity markets (measured in U.S. dollars). This means that, if the hedging strategy is successful, when the world equity markets and/or the U.S. dollar go up or down, the Fund's net asset value will not be materially affected by those movements in the relevant equity or currency markets generally, but will rise or fall based primarily on whether the Fund's selected equity securities perform better or worse than the Selected Equity Index. Those changes will include the changes in any overweighted currency relative to the currency weighting of the Selected Equity Index.

         The Fund may use a variety of equity hedging instruments. It is currently anticipated that the Fund will primarily use a combination of short equity swap contracts and Index Futures for the purpose of hedging equity market exposure, including, to the extent permitted by regulations of the Commodity Futures Trading Commission, those traded on foreign markets. Derivative short positions represented by the Fund's equity swap contracts will generally relate to modified versions of the market capitalization weighted U.S., Europe, Australia and Far East Index (or "GLOBAL INDEX") calculated by Morgan Stanley Capital International. These modified indexes ("MODIFIED GLOBAL INDEX"), which are maintained by the Manager, generally reduce the size of the Japanese equity markets for purposes of the country weighting by 40% or more. The Fund generally expects to build its currency hedging into its equity swap contracts, although it may also attempt to hedge directly its foreign currency-denominated portfolio securities against an appreciation in the U.S. dollar relative to the foreign currencies in which such securities are denominated.

         The Manager expects to select specific equity investments without regard to the country weightings of the Modified Global Index and in some cases may intentionally emphasize holdings in a particular market or traded in a particular currency. Because the country market and currency weighting of the Modified Global Index will generally not precisely mirror the country market weightings represented by the Fund's equity securities, there will be an imperfect correlation between the Fund's equity securities and the hedging position(s). Consequently, the Fund's hedging strategies using those equity swap contracts are expected to be somewhat imperfect. This means there is a risk that if the Fund's equity securities decline in value as a result of general market conditions, the hedging position(s) may not appreciate enough to offset that decline (or may actually depreciate). Likewise, if the Fund's equity securities increase in value, that value may be more than offset by a decline in the value of the hedging position(s). Also, because the Manager may conclude that a particular currency is likely to appreciate relative to the currencies represented by the Selected Equity Index, securities traded in that particular currency may be overweighted relative to the Selected Equity Index. Such an overweighted position may result in a loss or reduced gain to the Fund (even when the security appreciates in local currency) if the relevant currency depreciates relative to the currencies represented by the Modified Global Index.

         The Fund's hedging positions are also expected to increase or decrease the Fund's gross total return by an amount approximating the total return on relevant short-term fixed income securities referred to above as the Theoretical Fixed Income Security. For example, as the holder of a short derivative position on an equity index, the Fund will be obligated to pay the holder of the long position (the "counterparty") the total return on that equity index. The Fund's contractual obligation eliminates for the counterparty the opportunity cost that would be associated with actually owning the securities underlying that equity index. That opportunity cost would generally be considered the total return that a counterparty could achieve if the counterparty's capital were invested in a short-term fixed income security (i.e., up to 2 years maturity) rather than in the securities underlying the Relevant Equity Index. Because the counterparty is relieved of this cost, the pricing of the hedging instruments is designed to compensate the holder of the short position (in this case the Fund) by paying to the holder the total return on the Theoretical Fixed Income Security. (Another way of thinking about this is that the holder of the short position must, in theory, be compensated for the cost of borrowing money over some relatively short term (generally up to 2 years) to purchase an equity portfolio matching that holder's obligations under the hedging instrument.)

         In practice, the Manager has represented that generally, if there is no movement in the Relevant Equity Index during the term of the derivative instrument, the Fund as the holder of the short (hedging) position would be able to close out that position with a gain or loss equal to the total return on a Theoretical Fixed Income Security with a principal amount equal to the face or notional amount of the hedging instrument.

         The total return on the Theoretical Fixed Income Security would be accrued interest plus or minus the capital gain or loss on that security. In the case of Index Futures, the Fund would expect the Theoretical Fixed Income Security would be one with a term equal to the remaining term of the Index Future and bearing interest at a rate approximately equal to the weighted average interest rate for money market obligations denominated in the currency or currencies used to settle the Index Futures (generally LIBOR if settled in U.S. dollars). In the case of equity swap contracts, the Manager can specify the Theoretical Fixed Income Security whose total return will be paid to (or payable by) the Fund. In cases where the Manager believes the implicit "duration" of the Fund's theoretical fixed income securities is too short to provide an acceptable total return, the Fund may enter into long interest rate futures (or purchase call options on longer maturity fixed-income securities) which, together with the Theoretical Fixed Income Security, creates a synthetic Theoretical Fixed Income Security with a longer duration (but never with a duration causing the Fund's overall duration to exceed that of 3-year U.S. Treasury obligations) (See "Description and Risks of Fund Investments -- Use of Options, Futures and Options on Futures -- Investment Purposes"). The Fund will segregate cash, U.S. Treasury obligations and other high grade debt obligations in an amount equal, on a marked-to- market basis, to the Fund's obligations under the interest rate futures. Duration is the average time until payment (or anticipated payment in the case of a callable security) of interest and principal on a fixed income security, weighted according to the present value of each payment.

         If interest rates rise, the Fund would expect that the value of any long interest rate future owned by the Fund would decline and that amounts payable to the Fund under an equity swap contract in respect of the Theoretical Fixed Income Security would decrease or that amounts payable by the Fund thereunder would increase. Any such decline (and/or the amount of any such decrease or increase under a short equity swap contract) could be greater than the derivative "interest" received on the Fund's Theoretical Fixed Income Securities. The Fund's gross return is also expected to be reduced by transaction costs and other Fund expenses. Those expenses will generally include currency hedging costs if interest rates outside the U.S. are higher than those in the U.S.

         For the equity swap contracts entered into by the Fund, the counterparty will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund (i) interest on the Theoretical Fixed Income Security with a principal amount equal to the notional amount of the equity swap contract plus (ii) the amount, if any, by which that notional amount would have decreased in value (measured in U.S. Dollars) had it been invested in the stocks comprising the equity index agreed to by the Fund (the "Contract Index") in proportion to the composition of the Contract Index. (The Contract Index will be the Modified Global Index except that, to the extent short futures contracts on a particular country's equity securities are also used by the Fund, the Contract Index may be the Modified Global Index with a reduced weighting for that country to reflect the futures position.) The Fund will agree to pay the counterparty (i) any negative total return on the Theoretical Fixed Income Security plus (ii) the amount, if any, by which the notional amount of the equity swap contract would have increased in value (measured in U.S. Dollars) had it been invested in the stocks comprising the Contract Index plus (iii) the dividends that would have been received on those stocks. Therefore, the return to the Fund on any equity swap contract should be the total return on the Theoretical Fixed Income Security reduced by the gain (or increased by the loss) on the notional amount as if invested in the Contract Index and reduced by the dividends on the stocks comprising the Contract Index. The Fund will only enter into equity swap contracts on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of any payments. Payments under the equity swap contracts may be made at the conclusion of the contract or periodically during its term.

         The Fund may from time to time enter into the opposite side of equity swap contracts (i.e., where the Fund is obligated to pay the decrease (or receive the increase) on the Contract Index increased by any negative total return (and decreased by any positive total return) on the Theoretical Fixed Income Security) to reduce the amount of the Fund's equity market hedging consistent with the Fund's objective. These positions are sometimes referred to as "long equity swap contracts." The Fund may also take long positions in index futures for similar purposes.

         The Fund may also take a long position in index futures to reduce the amount of the Fund's equity market hedging consistent with the Fund's objective. When hedging positions are reduced using index futures, the Fund will also be exposed to the risk of imperfect correlations between the index futures and the hedging positions being reduced.

         The Fund will use a combination of long and short equity swap contracts and long and short positions in index futures in an attempt to hedge generally its equity securities against substantially all movements in the relevant equity markets generally. The Fund will not use equity swap contracts or Relevant Equity Index Futures to leverage the Fund.

         The Fund's actual exposure to an equity market or markets will not be completely hedged if the aggregate of the notional amount of the long equity swap contracts (less the notional amount of any short equity swap contracts) relating to the relevant equity index plus the face amount of the short Index Futures (less the face amount of any long Index Futures) is less than the Fund's total net assets invested in common stocks principally traded on such market or markets and will tend to be overhedged if such aggregate is more than the Fund's total net assets so invested. Under normal conditions, the Manager expects the Fund's total net assets invested in equity securities generally to be up to 5% more or less than this aggregate because purchases and redemptions of Fund shares will change the Fund's total net assets frequently, because Index Futures can only be purchased in integral multiples of an equity index and because the Funds' positions may appreciate or depreciate over time. Also, the ability of the Fund to hedge risk may be diminished by imperfect correlations between price movements of the underlying equity index with the price movements of Index Futures relating to that index and by lack of correlation between the market weightings of the Modified Global Index, on the one hand, and, on the other, the market weightings represented by the common stocks selected for purchase by the Fund.

         In theory, the Fund will only be able to achieve its objective with precision if (i) the aggregate face amount of the net short Index Futures plus the notional amount of the long equity swap contracts (less the notional amount of any short equity swap contracts) relating to the Selected Equity Index is precisely equal to a Fund's total net assets, (ii) there is exact price movement correlation between any Index Futures and the relevant equity index, (iii) there is exact price correlation between the Modified Global Index and the overall movements of the relevant equity markets and (iv) the Fund's currency hedging strategies are effective. As noted, in practice there are a number of risks and cash flows which will tend to undercut these assumptions.

         The purchase and sale of common stocks and Index Futures involve transaction costs and reverse equity swap contracts require the Fund to pay interest on the notional amount of the contract.

         In addition to the practices described above, in order to pursue its objective the Fund may invest in securities of foreign issuers traded on U.S. exchanges and securities traded abroad, American Depositary Receipts, European Depository Receipts and other similar securities convertible into securities of foreign issuers. The Fund may also invest up to 15% of its net assets in illiquid securities and temporarily invest up to 50% of its net assets in cash and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit.

         The Fund may also enter repurchase agreements, and lend portfolio securities valued at up to one-third of total assets.

         In addition, for hedging purposes only the Fund may use forward foreign currency contracts, currency futures contracts, related options and options on currencies, and buy and sell foreign currencies.

         For a detailed description of the investment practices described in the three preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.

DOMESTIC BOND FUND
------------------

         The Domestic Bond Fund seeks to earn high total return through investment primarily in U.S. Government Securities. The Fund may also invest a significant portion of its assets in other investment grade bonds (including convertible bonds) denominated in U.S. dollars. The Fund's portfolio will generally have a duration of approximately four to six years (excluding short-term investments). The duration of a fixed income security is the weighted average maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. The Fund will attempt to provide a total return greater than that generally provided by the U.S. government securities market as measured by an index selected from time to time by the Manager. The Fund may invest in fixed income securities of any maturity, although the Fund expects that at least 65% of its total assets will be comprised of "bonds" (as such term is defined earlier) of U.S. issuers. Fixed income securities include securities issued by federal, state, local and foreign governments, and a wide range of private issuers.

         The Fund may lend portfolio securities valued at up to one-third of total assets, invest up to 5% of its assets in lower rated securities (also known as "junk bonds"), and invest in adjustable rate securities, zero coupon securities and depository receipts. The Fund may also enter into repurchase agreements, reverse repurchase agreements and dollar roll transactions. The Fund may also enter into loan participation agreements and invest in other direct debt instruments. In addition, the Fund may invest in mortgage-backed and other asset-backed securities issued by the U.S. government, its agencies and by non-government issuers, including collateral mortgage obligations ("CMO's"), strips and residuals. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may also enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities.

         In addition, the Fund may buy put and call options, sell (write) covered options, and enter into futures contracts and options on futures contracts for hedging, investment and risk management and to effect synthetic sales and purchases. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 5% of its total assets. The Fund may also use interest rate swap contracts, contracts for differences and interest rate caps, floors and collars for hedging, investment and risk management.

         For a detailed description of the investment practices described in the three preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

INTERNATIONAL BOND FUND
-----------------------

         The International Bond Fund seeks to earn high total return through investment primarily in investment-grade bonds (including convertible bonds) denominated in various currencies, including U.S. dollars, or in multicurrency units. The Fund will attempt to provide a total return greater than that generally provided by the international fixed income securities markets as measured by an index selected from time to time by the Manager. Because the Fund will not generally attempt to hedge against an appreciation in the U.S. dollar relative to the foreign currency in which its portfolio securities are denominated, investors should expect that the Fund's performance will be adversely affected by appreciation of the U.S. dollar and will be positively affected by a decline in the U.S. dollar relative to the currencies in which the Funds' portfolio securities are denominated.

         The Fund may invest in fixed income securities of any maturity, although the Fund expects that at least 65% of its total assets will be comprised of "bonds" as such term is defined above. Fixed income securities include securities issued by federal, state, local and foreign governments, and a wide range of private issuers.

         The Fund may enter into loan participation agreements and other direct investments, forward foreign exchange agreements, and purchase or sell securities on a when-issued or delayed delivery basis. The Fund may also invest a portion of its assets in sovereign debt (bonds, including convertible bonds and Brady bonds, and loans) of countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa (see "Emerging Country Debt Fund") and, to the extent permitted by the 1940 Act, may invest in securities of other investment companies. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its own service providers.

         The Fund may lend portfolio securities valued at up to one-third of total assets, invest up to 25% of its assets in lower rated securities (also known as "junk bonds"), and invest in adjustable rate securities, zero coupon securities and depositary receipts of foreign issuers. The Fund may also enter into repurchase agreements, reverse repurchase agreements and dollar roll agreements. In addition, the Fund may invest in mortgage-backed and other asset-backed securities issued by the U.S. government, its agencies and by non-government issuers, including collateral mortgage obligations ("CMO's"), strips and residuals. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may also enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities.

         The Fund may buy put and call options, sell (write) covered options, and enter into futures contracts and options on futures contracts for hedging, investment and risk management and to effect synthetic sales and purchases. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 10% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures on foreign indexes for investment, anticipatory hedging and risk management. In addition, the Fund may use forward foreign currency contracts, currency futures contracts and related options, currency swap contracts, options on currencies, and buy and sell currencies for hedging, and for currency risk management. The Fund may also use synthetic bonds and synthetic foreign currency denominated securities to approximate desired risk/return profiles where the desired profile is either unavailable or possesses undesirable characteristics.

         In addition, the Fund may use interest rate swap contracts, contracts for differences and interest rate caps, floors and collars for hedging, investment and risk management.

         For a detailed description of the investment practices described in the three preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

CURRENCY HEDGED INTERNATIONAL BOND FUND
---------------------------------------

         The Currency Hedged International Bond Fund seeks to earn high total return through investment primarily in investment- grade bonds (including convertible bonds) denominated in various currencies including U.S. dollars or in multicurrency units. The Fund will attempt to provide a total return greater than that generally provided by the international fixed income securities markets as measured by an index selected from time to time by the Manager. The Fund has the same objectives and policies as the International Bond Fund, except that the Currency Hedged International Bond Fund will generally attempt to hedge at least 75% of its foreign currency-denominated portfolio securities against an appreciation in the U.S. dollar relative to the foreign currencies in which the portfolio securities are denominated. However, there can be no assurance that the Fund's hedging strategies will be totally effective.


                                      -41-





         The Fund may invest in fixed income securities of any maturity, although the Fund expects that at least 65% of its total assets will be comprised of "bonds" as such term is defined above. Fixed income securities include securities issued by federal, state, local and foreign governments, and a wide range of private issuers.

         The Fund may enter into loan participation agreements and other direct investments, forward foreign exchange agreements and purchase or sell securities on a when-issued or delayed delivery basis. The Fund may also invest a portion of its assets in sovereign debt (bonds, including convertible bonds and Brady Bonds, and loans) of countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa (see "Emerging Country Debt Fund") and, to the extent permitted by the 1940 Act, may invest in securities of other investment companies. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its own service providers.

         The Fund may lend portfolio securities valued at up to one-third of total assets, invest up to 25% of its assets in lower rated securities (also known as "junk bonds"), and invest in adjustable rate securities, zero coupon securities and depositary receipts of foreign issuers. The Fund may also enter into repurchase agreements, reverse repurchase agreements and dollar roll agreements. In addition, the Fund may invest in mortgage-backed and other asset-backed securities issued by the U.S. government, its agencies and by non-government issuers, including collateral mortgage obligations ("CMO's"), strips and residuals. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may also enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities.

         The Fund may buy put and call options, sell (write) covered options, and enter into futures contracts and options on futures contracts for hedging, investment and risk management and to effect synthetic sales and purchases. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 10% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures on foreign indexes for investment, anticipatory hedging and risk management. In addition, the Fund may use forward foreign currency contracts, currency futures contracts and related options, currency swap contracts, options on currencies, and buy and sell currencies for hedging, and for currency risk management. The Fund may also use synthetic bonds and synthetic foreign currency denominated securities to approximate desired risk/return profiles where the desired profile is either unavailable or possesses undesirable characteristics.

         In addition, the Fund may use interest rate swap contracts, contracts for differences and interest rate caps, floors and collars for hedging, investment and risk management.

         For a detailed description of the investment practices described in the three preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments."

GLOBAL BOND FUND
----------------

         The Global Bond Fund seeks to earn high total return through investment primarily in investment-grade bonds (including convertible bonds) denominated in various currencies, including U.S. dollars, or in multicurrency units. The Fund will attempt to provide a total return greater than that generally provided by the global fixed income securities markets as measured by an index selected from time to time by the Manager. The Fund will invest in fixed income securities of both United States and foreign issuers. Because the Fund will not generally attempt to hedge against an appreciation in the U.S. dollar relative to the foreign currencies in which some of its portfolio securities are denominated, investors should expect that the Fund's performance will be adversely affected by appreciation of the U.S. dollar and will be positively affected by a decline in the U.S. dollar relative to the currencies in which the Funds' portfolio securities are denominated.

         The Fund may invest in fixed income securities of any maturity, although the Fund expects that at least 65% of its total assets will be comprised of "bonds" as such term is defined above. Fixed income securities include securities issued by federal, state, local and foreign governments, and a wide range of private issuers.

         Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which assets will be invested, although under normal market circumstances it is expected that the Fund's investments will involve securities principally traded in at least three different countries. For temporary defensive purposes, the Fund may invest up to 100% of its assets in securities principally traded in the United States and/or denominated in U.S. dollars.

         The Fund may enter into loan participation agreements and other direct investments, forward foreign exchange agreements, and purchase or sell securities on a when-issued or delayed delivery basis. The Fund may also invest a portion of its assets in sovereign debt (bonds, including convertible bonds and Brady bonds, and loans) of countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe and Africa (See "Emerging Country Debt Fund") and, to the extent permitted by the 1940 Act, may invest in securities of other investment companies. As a shareholder of an investment company, the Fund may indirectly bear service fees which are in addition to the fees the Fund pays to its own service providers.


                                      -43-





         The Fund may lend portfolio securities valued at up to one-third of total assets, invest up to 25% of its assets in lower rated securities (also known as "junk bonds"), and invest in adjustable rate securities, zero coupon securities and depository receipts of foreign issuers. The Fund may also enter into repurchase agreements, reverse repurchase agreements and dollar roll transactions. In addition, the Fund may invest in mortgage-backed and other asset-backed securities issued by the U.S. government, its agencies and by non-government issuers, including collateral mortgage obligations ("CMO's"), strips and residuals. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may also enter into firm commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities.

         The Fund may buy put and call, sell (write) covered options, and enter into futures contracts and options on futures contracts for hedging, investment and risk management and to effect synthetic sales and purchases. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 10% of its total assets. The Fund may also write options in connection with buy-and- write transactions, and use index futures on foreign indexes for investment, anticipatory hedging and risk management. In addition, the Fund may use forward foreign currency contracts, currency futures contracts and related options, currency swap contracts, options on currencies, and buy and sell currencies for hedging and for currency risk management. The Fund may also use futures contracts and foreign currency forward contracts to create synthetic bonds and synthetic foreign currency denominated securities to approximate desired risk/return profiles where the non-synthetic security having the desired risk/return profile is either unavailable or possesses undesirable characteristics.

         In addition, the Fund may use interest rate and currency swap contracts, contracts for differences and interest rate caps, floors and collars for hedging, investment and risk management. The use of unsegregated futures contracts, related options, interest rate floors, caps and collars and interest rate swap contracts for risk management is limited to no more than 10% of the Fund's total net assets when aggregated with the Fund's traditional borrowings. This 10% limitation applies to the face amount of unsegregated futures contracts and related options and to the amount of a Fund's net payment obligation that is not segregated against in the case of interest rate floors, caps and collars and interest rate swap contracts.

         For a more detailed description of the investment practices described above and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.


EMERGING COUNTRY DEBT FUND
--------------------------

         The Emerging Country Debt Fund seeks to earn high total return by investing primarily in sovereign debt (bonds, including convertible bonds, and loans) of countries in Asia, Latin America, the Middle East and Africa, as well as any country located in Europe which is not in the European Community ("EMERGING COUNTRIES"). In addition to considerations relating to investment restrictions and tax barriers, allocation of the Fund's investments among selected emerging countries will be based on certain other relevant factors including the outlook for economic growth, currency exchange rates, interest rates, political factors and the stage of the local market cycle. The Fund will generally have at least 50% of its assets denominated in hard currencies such as the U.S. dollar, Japanese yen, Italian lira, British pound, Deutchmark, French franc and Canadian dollar. The Fund will attempt to provide a total return greater than that generally provided by the international fixed income securities markets as measured by an index selected from time to time by the Manager.

         The Fund has a fundamental policy that, under normal market conditions, at least 65% of its total assets will be invested in debt securities of Emerging Countries. In addition, the Fund may invest in fixed income securities of any maturity, although the Fund expects that at least 65% of its total assets will be comprised of "bonds" as such term is defined above. Fixed income securities include securities issued by federal, state, local and foreign governments, and a wide range of private issuers.

         The Emerging Country Debt Fund's investments in Emerging Country debt instruments are subject to special risks that are in addition to the usual risks of investing in debt securities of developed foreign markets around the world, and investors are strongly advised to consider those risks carefully. See "Description and Risks of Fund Investments -- Certain Risks of Foreign Investments."

         The Fund may enter into loan participation agreements and other direct investments, forward foreign exchange agreements, invest in Brady bonds and purchase or sell securities on a when-issued or delayed delivery basis. The Fund may also lend portfolio securities valued at up to one-third of total assets, invest without limit in lower rated securities (also known as "junk bonds"), and invest in adjustable rate securities, zero coupon securities and depository receipts of foreign issuers. The Fund may also enter into repurchase agreements, reverse repurchase agreements and dollar roll agreements. In addition, the Fund may invest in mortgage-backed and other asset-backed securities issued by the U.S. government, its agencies and by non-government issuers, including collateral mortgage obligations ("CMO's"), strips and residuals. The Fund may also invest in indexed securities the redemption values and/or coupons of which are indexed to the prices of other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. The Fund may also enter into firm

                                      -43-





commitment agreements with banks or broker-dealers, and may invest up to 15% of its net assets in illiquid securities.

         The Fund may buy put and call options, sell (write) covered options, and enter into futures contracts and options on futures contracts for hedging, investment and risk management and to effect synthetic sales and purchases. The Fund's use of options on particular securities (as opposed to market indexes) is limited such that the time premiums paid by the Fund on all outstanding options it has purchased may not exceed 10% of its total assets. The Fund may also write options in connection with buy-and-write transactions, and use index futures on foreign indexes for investment, anticipatory hedging and risk management. In addition, the Fund may use forward foreign currency contracts, currency futures contracts and related options, currency swap contracts, options on currencies, and buy and sell currencies for hedging, and for currency risk management. The Fund may also use synthetic bonds and synthetic foreign currency denominated securities to approximate desired risk/return profiles where the desired profile is either unavailable or possesses undesirable characteristics.

         In addition, the Fund may use interest rate swap contracts, contracts for differences and interest rate caps, floors and collars for hedging, investment and risk management.

         For a detailed description of the investment practices described in the four preceding paragraphs and the risks associated with them, see "Description and Risks of Fund Investments" later in this Prospectus.

ASSET ALLOCATION FUNDS
----------------------

         The Asset Allocation Funds are mutual funds that invest in other Funds of the Trust (referred to in this section as "underlying Funds") and, in doing so, seek to outperform a specified benchmark. The Asset Allocation Funds are able to operate in such a manner notwithstanding prohibitions in Sections 12(d)(1) and 17(a), inter alia, of the 1940 Act pursuant to an exemptive order of the SEC. The Manager decides and manages the allocation of the assets of each Asset Allocation Fund among a permitted subset of underlying Funds, as set forth below. Thus, an investor in an Asset Allocation Fund receives investment management within each of the underlying Funds and receives management with respect to the allocation of the investment among the underlying Funds as well.

         The Manager does not charge an advisory fee for asset allocation advice provided to the Asset Allocation Funds, but receives such fees only from the underlying Funds in which the Asset Allocation Funds invest. Stated otherwise, there are no investment advisory fees at the Asset Allocation Fund level. Because the underlying Funds have differing fees, certain allocations will produce greater overall fees for GMO than others. Certain expenses, such as custody, transfer agency and audit fees, will be incurred at the Asset Allocation Fund level.

         Each Asset Allocation Fund will invest in Class III Shares of the underlying Funds and will bear the 0.15% Shareholder Service Fees assessed against those Class III shares. Each Asset Allocation Fund offers Class I, Class II and Class III Shares with special lower Shareholder Service Fees that are designed to mitigate the indirect cost of Shareholder Servicing Fees of the Class III shares of the Underlying Funds in which the Asset Allocation Funds invest. Thus, investors in Class I, Class II and Class III Shares of the Asset Allocation Funds will bear, in the aggregate, direct and indirect Shareholder Service Fees that are the same as those borne directly by Class I, Class II and Class III Shares of the other Funds (i.e., an aggregate of 0.28%, 0.22% and 0.15% per annum, respectively). Investors should refer to "Multiple Classes" herein for greater detail concerning the eligibility requirements and other differences among the classes.

         Investors in the Asset Allocation Funds should consider both the direct risks associated with an investment in a "fund-of- funds," and the indirect risks associated with an investment in the underlying Funds. See "Description and Risks of Fund Investments -- Special Allocation Fund Considerations" for a discussion of the risks directly associated with an investment in the Asset Allocation Funds. Investors should also carefully review the "Investment Objectives and Policies" description of each underlying Fund in which the relevant Asset Allocation Fund may invest, as well as each corresponding
"Description and Risks of Fund Investments" section associated with each underlying Fund's investment practices.

INTERNATIONAL EQUITY ALLOCATION FUND
------------------------------------

         The International Equity Allocation Fund seeks a total return greater than the return of its benchmark index - the "EAFE-LITE EXTENDED INDEX." This index has been developed by the Manager and is a modification of the EAFE-lite Index which includes a weighting for emerging countries. See "Investment Objectives and Policies - International Core Fund" for a description of the EAFE-lite Index. The Fund will pursue its objective by investing to varying extents, as determined by the Manager, primarily in Class III Shares of the International Core Fund, Currency Hedged International Core Fund, Foreign Fund, International Small Companies Fund, Japan Fund and Emerging Markets Fund. Although the Fund is designed to be measured in comparison to the EAFE-lite
Extended Index, it is not an index fund or an "index-plus" fund, but rather seeks to add total return in excess of the EAFE-lite Extended Index benchmark both by making bets relative to that benchmark with respect to the allocation among the underlying Funds, and by participating indirectly in the attempt that each of the underlying Funds makes to outperform its own respective benchmark index.

         While the Fund's assets will be primarily invested in the Funds listed above, the Fund may also hold cash and invest in short-term fixed income securities, including shares of the Short- Term Income Fund and Global Hedged Equity Fund and high quality money market instruments such as securities issued by the

                                      -45-





U.S. government and agencies thereof, bankers' acceptances, commercial paper and bank certificates of deposit.

         For a detailed description of the objective and policies of each underlying Fund, see "Investment Objectives and Policies" herein. For a detailed description of the investment practices referred to therein, see "Description and Risks of Fund Investments" later in this Prospectus.

WORLD EQUITY ALLOCATION FUND
----------------------------

         The World Equity Allocation Fund seeks a total return greater than the return of its benchmark index - the "WORLD LITE EXTENDED INDEX." This index has been developed by the Manager and is a modification of the Morgan Stanley Capital International World Index that reduces the weighting of Japan and includes a weighting for emerging countries. The Fund will pursue its objective by investing to varying extents, as determined by the Manager, in Class III Shares of the Core Fund, Value Fund, Growth Fund, U.S. Sector Fund, Fundamental Value Fund, Core II Secondaries Fund, REIT Fund, International Core Fund, Currency Hedged International Core Fund, Foreign Fund, International Small
Companies Fund, Japan Fund and Emerging Markets Fund. Although the Fund is designed to be measured in comparison to the World Lite Extended Index, it is not an index fund or an "index-plus" fund, but rather seeks to add total return in excess of the World Lite Extended Index benchmark both by making bets relative to that benchmark with respect to the allocation among the underlying Funds, and by participating indirectly in the attempt that each of the underlying Funds makes to outperform its own respective benchmark index.

         While the Fund's assets will be primarily invested in the Funds listed above, the Fund may also hold cash and invest in short-term fixed income securities, including shares of the Short- Term Income Fund and Global Hedged Equity Fund and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper and bank certificates of deposit.

         For a detailed description of the objective and policies of each underlying Fund, see "Investment Objectives and Policies" herein. For a detailed description of the investment practices referred to therein, see "Description and Risks of Fund Investments" later in this Prospectus.

GLOBAL (U.S.+) EQUITY ALLOCATION FUND
-------------------------------------

         The Global (U.S.+) Equity Allocation Fund seeks a total return greater than the return of its benchmark index - the "GMO GLOBAL (U.S.+) EQUITY INDEX." This index has been developed by the Manager and is a weighted index comprised 75% by the S&P 500 Index and 25% by the EAFE-lite Extended Index. The Fund will pursue its objective by investing to varying extents, as determined by the Manager, in Class III Shares of the Core Fund, Value Fund, Growth Fund, U.S. Sector Fund, REIT Fund, Fundamental Value Fund, Core II Secondaries Fund, International Core Fund, Currency Hedged International Core Fund, Foreign Fund, International Small Companies Fund, Japan Fund and Emerging Markets Fund. Although the Fund is designed to be measured in comparison to the GMO Global (U.S.+) Equity Index, it is not an index fund or an "index-plus" fund, but rather seeks to add total return in excess of the GMO Global (U.S.+) Equity Index benchmark both by making bets relative to that benchmark with respect to the allocation among the underlying Funds, and by participating indirectly in the attempt that each of the underlying Funds makes to outperform its own respective benchmark index.

         While the Fund's assets will be primarily invested in the Funds listed above, the Fund may also hold cash and invest in short-term fixed income securities, including shares of the Short- Term Income Fund and Global Hedged Equity Fund and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper and bank certificates of deposit.

         For a detailed description of the objective and policies of each underlying Fund, see "Investment Objectives and Policies" herein. For a detailed description of the investment practices referred to therein, see "Description and Risks of Fund Investments" later in this Prospectus.

GLOBAL BALANCED ALLOCATION FUND
-------------------------------

         The Global Balanced Allocation Fund seeks a total return greater than the return of its benchmark index - the "GMO GLOBAL BALANCED INDEX." This index has been developed by the Manager and is a weighted index comprised 48.75% by the S&P 500, 16.25% by the EAFE-Lite Extended Index and 35% by the Lehman Brothers Government Bond Index. The Fund will pursue its objective by investing to varying extents, as determined by the Manager, in Class III Shares of the Core Fund, Value Fund, Growth Fund, U.S. Sector Fund, Fundamental Value Fund, Core II Secondaries Fund, REIT Fund, International Core Fund, Currency Hedged International Core Fund, Foreign Fund, International Small Companies Fund, Japan Fund, Emerging Markets Fund, Domestic Bond Fund, International Bond Fund, Currency Hedged International Bond Fund and Emerging Country Debt Fund. The Fund has a fundamental policy that it will, under normal market conditions, invest in equity securities of underlying Funds such that, under normal market conditions, at least 25% of the Fund's total assets will indirectly be invested in fixed income senior securities. Although the Fund is designed to be measured in comparison to the GMO Global Balanced Index, it is not an index fund or an "index-plus" fund, but rather seeks to add total return in excess of the GMO Global Balanced Index benchmark both by making bets relative to that benchmark with respect to the allocation among the underlying Funds, and by participating indirectly in the attempt that each of the underlying Funds makes to outperform its own respective benchmark index.


                                      -47-





         While the Fund's assets will be primarily invested in the Funds listed above, the Fund may also hold cash and invest in short-term fixed income securities, including shares of the Short- Term Income Fund and Global Hedged Equity Fund and high quality money market instruments such as securities issued by the U.S. government and agencies thereof, bankers' acceptances, commercial paper and bank certificates of deposit.

         For a detailed description of the objective and policies of each underlying Fund, see "Investment Objectives and Policies" herein. For a detailed description of the investment practices referred to therein, see "Description and Risks of Fund Investments" below.

                          DESCRIPTION AND RISKS OF FUND
                          -----------------------------
                                   INVESTMENTS
                                   -----------

         The following is a detailed description of the various investment practices in which the Funds may engage and the risks associated with their use. Not all Funds may engage in all practices described below. Please refer to the "Investment Objectives and Policies" section above for determination of which practices a particular Fund may engage in. Investors in Asset Allocation Funds should be aware that the Asset Allocation Funds will indirectly engage in the practices engaged in by the underlying Funds in which they are invested.

PORTFOLIO TURNOVER
------------------

         Portfolio turnover is not a limiting factor with respect to investment decisions for the Funds. The portfolio turnover rate of those Funds with at least five months of operational history is shown under the heading "Financial Highlights."

         In any particular year, market conditions may well result in greater rates than are presently anticipated. However, portfolio turnover for the REIT Fund, the Currency Hedged International Core Fund, the Global Bond Fund and the Foreign Fund is not expected to exceed 150%. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the relevant Fund, and could involve realization of capital gains that would be taxable when distributed to shareholders of the relevant Fund unless such shareholders are themselves exempt. See "Taxes" below.

DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS
------------------------------------------

         It is a fundamental policy of each of the Core Fund, the Tobacco-Free Core Fund, the Core II Secondaries Fund, the Fundamental Value Fund, the International Core Fund, the International Small Companies Fund, the GMO International Equity Allocation Fund, the GMO World Equity Allocation Fund, the GMO Global (U.S.+) Equity Allocation Fund, and the GMO Global Balanced Allocation Fund, which may not be changed without shareholder approval, that at least 75% of the value of each such Funds' total assets are represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the relevant Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer. Each such Fund is referred to herein as a "diversified" fund.

         All other Funds are "non-diversified" funds under the 1940 Act, and as such are not required to satisfy the "diversified" requirements stated above. However, the Japan Fund may not own more than 10% of the outstanding voting securities of any single issuer. As a non-diversified fund, each of these Funds is permitted to (but is not required to) invest a higher percentage of its assets in the securities of fewer issuers. Such concentration could increase the risk of loss to such Funds should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund may therefore entail greater risks than investment in a diversified fund. All Funds, however, must meet certain diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

CERTAIN RISKS OF FOREIGN INVESTMENTS
------------------------------------

         GENERAL. Investment in foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign governments and companies and foreign securities markets are less liquid and at times more volatile than comparable U.S. securities and securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in these foreign countries. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. Investors should also be aware that under certain circumstances, markets which are perceived to have similar characteristics to troubled markets may be adversely affected whether or not similarities actually exist.

         EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce a Fund's income from such securities. Finally, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, there is little historical data or related market experience concerning the attributes of such instruments under all economic, market and political conditions.

         In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments or, in the case of fixed-income securities, interest thereon.

SECURITIES LENDING
------------------

         All of the Funds (except for the Asset Allocation Funds) may make secured loans of portfolio securities amounting to not more than one-third of the relevant Fund's total assets, except for the International Core and Currency Hedged International Core Funds, each of which may make loans of portfolio securities amounting to not more than 25% of their respective total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government Securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest the Fund would have received had the securities not been lent. If the loan is collateralized by U.S. Government Securities, the Fund will receive a fee from the borrower. In the case of loans collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of a Fund's return on the securities lending activity. The Fund also pays various fees in connection with such loans including shipping fees and reasonable custodian fees approved by the Trustees of the Trust or persons acting pursuant to direction of the Board.

DEPOSITORY RECEIPTS
-------------------

         Many of the Funds may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available that are consistent with a Fund's investment objective. Depository Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

CONVERTIBLE SECURITIES
----------------------

         A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The Manager regards convertible securities as a form of equity security.

FUTURES AND OPTIONS
-------------------

         As described under "Investment Objectives and Policies" above, many of the Funds may use futures and options for various purposes. Such transactions may involve options, futures and related options on futures contracts, and those instruments may relate to particular equity and fixed income securities, equity and fixed income indexes, and foreign currencies. The Funds may also enter into a combination of long and short positions (including spreads and straddles) for a variety of investment strategies, including protecting against changes in certain yield relationships.

         The use of futures contracts and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Losses incurred in transactions in futures and options on futures and the costs of these transactions will affect a Fund's performance. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for a more detailed discussion of the limits, conditions and risks of the Funds' investments in futures contracts and related options.

         OPTIONS. As has been noted above, many Funds which may use options (1) may enter into contracts giving third parties the right to buy the Fund's portfolio securities for a fixed price at a future date (writing "covered call options"); (2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date (writing "covered put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

         WRITING COVERED OPTIONS. Each Fund (except for the Short-Term Income Fund and the Asset Allocation Funds) may seek to increase its return by writing covered call or put options on optionable securities or indexes. A call option written by a Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled based on the difference between the strike price and the value of the index.

         Each such Fund will receive a premium for writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand and interest rates. By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value. In the case of options on an index, if a Fund writes a call, any profit by the Fund in respect of portfolio securities expected to correlate with the index will be limited by an increase in the index above the exercise price of the option. If the Fund writes a put on an index, the Fund may be required to make a cash settlement greater than the premium received if the index declines.

         A call option on a security is "covered" if a Fund owns the underlying security or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian. A put option is "covered" if the Fund maintains cash, U.S. Government Securities or other high grade debt obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

         If the writer of an option wishes to terminate its obligation, it may effect a "closing purchase transaction." This is accomplished, in the case of exchange traded options, by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that a Fund will be able to effect a closing purchase or a closing sale transaction at any particular time. Also, an over-the-counter option may be closed out only with the other party to the option transaction.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or high grade debt obligations. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

         A Fund may write options in connection with buy-and- write transactions; that is, a Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out- of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the- money and in-the-money put options may be used by the Fund in market environments analogous to those in which call options are used in buy-and-write transactions.

         The extent to which a Fund will be able to write and purchase call and put options may be restricted by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.

         FUTURES. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above) which means that the purchase price is subtracted from the current market value of the instrument and the net amount if positive is paid to the purchaser, and if negative is paid by the purchaser. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. Under U.S. law, futures contracts on individual equity securities are not permitted. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for more information concerning these practices and their accompanying risks.

         The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash or U.S. Government Securities generally not exceeding 5% of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

         In most cases futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, a loss will be realized.

         The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

         INDEX FUTURES. Each of the Funds (except the Short- Term Income Fund) may purchase futures contracts on various securities indexes ("Index Futures"). Each of the Domestic Equity Funds may purchase Index Futures on the S&P 500
("S&P 500 Index Futures") and on such other domestic stock indexes as the Manager may deem appropriate. The Japan Fund may purchase Index Futures on the Nikkei 225 Stock Average and on the Tokyo Stock Price Index ("TOPIX") (together with Nikkei 225 futures contracts, "Japanese Index Futures"). The International Core Fund, Currency Hedged International Core Fund, the Foreign Fund, the International Small Companies Fund and the Emerging Markets Fund may each purchase Index Futures on foreign stock indexes, including those which may trade outside the United States. The Domestic Bond Fund, the International Bond Fund and the Currency Hedged International Bond Fund, the Global Bond Fund and the Emerging Country Debt Fund may each purchase Index Futures on domestic and (except for the Domestic Bond Fund) foreign fixed income securities indexes, including those which may trade outside the United States. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC.

         An Index Future may call for "physical delivery" or be "cash settled." An Index Future that calls for physical delivery is a contract to buy an integral number of units of the particular securities index at a specified future date at a price agreed upon when the contract is made. A unit is the value from time to time of the relevant index. While a Fund that purchases an Index Future that calls for physical delivery is obligated to pay the face amount on the stated date, such an Index Future may be closed out on that date or any earlier date by selling an Index Future with the same face amount and contract date. This will terminate the Fund's position and the Fund will realize a profit or a loss based on the difference between the cost of purchasing the original Index Future and the price obtained from selling the closing Index Future. The amount of the profit or loss is determined by the change in the value of the relevant index while the Index Future was held.

         Index Futures that are "cash settled" provide by their terms for settlement on a net basis reflecting changes in the value of the underlying index. Thus, the purchaser of such an Index Future is never obligated to pay the face amount of the contract. The net payment obligation may in fact be very small in relation to the face amount.

         The use of Index Futures involves risk. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for a more detailed discussion of the limits, conditions and risks of the Funds' investment in futures contracts.

         INTEREST RATE FUTURES. For the purposes previously described, the Fixed Income Funds (other than the Short-Term Income Fund) may engage in a variety of transactions involving the use of futures with respect to U.S. Government Securities and other fixed income securities. The use of interest rate futures involves risk. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for a more detailed discussion of the limits, conditions and risks of the Fund's investment in futures contracts.

         OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. See "Descriptions and Risks of Fund Investment Practices -- Foreign Currency
Transactions" for a description of the Funds' use of options on currency futures.

USES OF OPTIONS, FUTURES AND OPTIONS ON FUTURES

         RISK MANAGEMENT. When futures and options on futures are used for risk management, a Fund will generally take long positions (e.g., purchase call options, futures contracts or options thereon) in order to increase the Fund's exposure to a particular market, market segment or foreign currency. For example, if a Fixed Income Fund wants to increase its exposure to a particular fixed income security, the Fund may take long positions in futures contracts on that security. Likewise, if an Equity Fund holds a portfolio of stocks with an average volatility (beta) lower than that of the Fund's benchmark securities index as a whole (deemed to be 1.00), the Fund may purchase Index Futures to increase its average volatility to 1.00. In the case of futures and options on futures, a Fund is only required to deposit the initial and variation margin as required by relevant CFTC regulations and the rules of the contract markets. Because the Fund will then be obligated to purchase the security or index at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already included in the Fund's portfolio. Risk management transactions have the effect of providing a degree of investment leverage, particularly when the Fund does not segregate assets equal to the face amount of the contract (i.e., in cash settled futures contracts) since the futures contract (and related options) will increase or decrease in value at a rate which is a multiple of the rate of increase or decrease in the value of the initial and variable margin that the Fund is required to deposit. As a result, the value of the Fund's portfolio will generally be more volatile than the value of comparable portfolios which do not engage in risk management transactions. A Fund will not, however, use futures and options on futures to obtain greater volatility than it could obtain through direct investment in securities; that is, a Fund will not normally engage in risk management to increase the average volatility (beta) of that Fund's portfolio above 1.00, the level of risk (as measured by volatility) that would be present if the Fund were fully invested in the securities comprising the relevant index. However, a Fund may invest in futures and options on futures without regard to this limitation if the face value of such investments, when aggregated with the Index Futures equity swaps and contracts for differences as described below does not exceed 10% of a Fund's assets.

         HEDGING. To the extent indicated elsewhere, a Fund may also enter into options, futures contracts and buy and sell options thereon for hedging. For example, if a Fund wants to hedge certain of its fixed income securities against a decline in value resulting from a general increase in market rates of interest, it might sell futures contracts with respect to fixed income securities or indexes of fixed income securities. If the hedge is effective, then should the anticipated change in market rates cause a decline in the value of the Fund's fixed income security, the value of the futures contract should increase. Likewise, the Equity Funds may sell equity index futures if a Fund wants to hedge its equity securities against a general decline in the relevant equity market(s). The Funds may also use futures contracts in anticipatory hedge transactions by taking a long position in a futures contract with respect to a security, index or foreign currency that a Fund intends to purchase (or whose value is expected to correlate closely with the security or currency to be purchased) pending receipt of cash from other transactions (including the proceeds from this offering) to be used for the actual purchase. Then if the cost of the security or foreign currency to be purchased by the Fund increases and if the anticipatory hedge is effective, that increased cost should be offset, at least in part, by the value of the futures contract. Options on futures contracts may be used for hedging as well. For example, if the value of a fixed-income security in a Fund's portfolio is expected to decline as a result of an increase in rates, the Fund might purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, for anticipatory hedging, the Fund may purchase call options or write put options as a substitute for the purchase of futures contracts. See "Descriptions and Risks of Fund Investment Practices -- Foreign Currency Transactions" for more information regarding the currency hedging practices of certain Funds.

         INVESTMENT PURPOSES. To the extent indicated elsewhere, a Fund may also enter into futures contracts and buy and sell options thereon for investment. For example, a Fund may invest in futures when its Manager believes that there are not enough attractive securities available to maintain the standards of diversity and liquidity set for a Fund pending investment in such securities if or when they do become available. Through this use of futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. This use may also permit a Fund to avoid potential market and liquidity problems (e.g., driving up the price of a security by purchasing additional shares of a portfolio security or owning so much of a particular issuer's stock that the sale of such stock depresses that stock's price) which may result from increases in positions already held by the Fund.

         When any Fund purchases futures contracts for investment, it will maintain cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian in an amount which, together with the initial and variation margin deposited on the futures contracts, is equal to the face value of the futures contracts at all times while the futures contracts are held.

         Incidental to other transactions in fixed income securities, for investment purposes a Fund may also combine futures contracts or options on fixed income securities with cash, cash equivalent investments or other fixed income securities in order to create "synthetic" bonds which approximate desired risk and return profiles. This may be done where a "non-synthetic" security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding taxes). A Fund may also purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics. For greater detail, see "Foreign Currency Transactions" below. When a Fund creates a "synthetic" bond with a futures contract, it will maintain cash, U.S. Government securities or other high grade debt obligations in a segregated account with its custodian with a value at least equal to the face amount of the futures contract (less the amount of any initial or variation margin on deposit).

         Synthetic Sales and Purchases. Futures contracts may also be used to reduce transaction costs associated with short- term restructuring of a Fund's portfolio. For example, if a

Fund's portfolio includes stocks of companies with medium-sized equity capitalization (e.g., between $300 million and $5.2 billion) and, in the opinion of the Manager, such stocks are likely to underperform larger capitalization stocks, the Fund might sell some or all of its mid-capitalization stocks, buy large capitalization stocks with the proceeds and then, when the expected trend had played out, sell the large capitalization stocks and repurchase the mid-capitalization stocks with the proceeds. In the alternative, the Fund may use futures to achieve a similar result with reduced transaction costs. In that case, the Fund might simultaneously enter into short futures positions on an appropriate index (e.g., the S&P Mid Cap 400 Index) (to synthetically "sell" the stocks in the Fund) and long futures positions on another index (e.g., the S&P
500) (to synthetically buy the larger capitalization stocks). When the expected trend has played out, the Fund would then close out both futures contract positions. A Fund will only enter into these combined positions if (1) the short position (adjusted for historic volatility) operates as a hedge of existing portfolio holdings, (2) the face amount of the long futures position is less than or equal to the value of the portfolio securities that the Fund would like to dispose of, (3) the contract settlement date for the short futures position is approximately the same as that for the long futures position and (4) the Fund segregates an amount of cash, U.S. Government Securities and other high-quality debt obligations whose value, marked-to-market daily, is equal to the Fund's current obligations in respect of the long futures contract positions. If a Fund uses such combined short and long positions, in addition to possible declines in the values of its investment securities, the Fund may also suffer losses associated with a securities index underlying the long futures position underperforming the securities index underlying the short futures position. However, the Manager will enter into these combined positions only if the Manager expects that, overall, the Fund will perform as if it had sold the securities hedged by the short position and purchased the securities underlying the long position. A Fund may also use swaps and options on futures to achieve the same objective. For more information, see Appendix A, "Risks and Limitations of Options, Futures and Swaps."

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS
--------------------------------------------

         As has been described in the "Investment Objectives and Policies" section above, many of the Funds may use swap contracts and other two-party contracts for the same or similar purposes as they may use options, futures and related options. The use of swap contracts and other two-party contracts involves risk. See Appendix A, "Risks and Limitations of Options, Futures and Swaps" for a more detailed discussion of the limits, conditions and risks of the Funds' investments in swaps and other two-party contracts.

         SWAP CONTRACTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange returns (or differentials in rates of return) calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. A Fund will usually enter into swaps on a net basis, i.e., the two returns are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two returns.

         INTEREST RATE AND CURRENCY SWAP CONTRACTS. Interest rate swaps involve the exchange of the two parties' respective commitments to pay or receive interest on a notional principal amount (e.g., an exchange of floating rate payments for fixed rate payments). Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

         EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. As described under "Investment Objectives and Policies -- Fixed Income Funds -- Global Hedged Equity Fund," equity swap contracts involve the exchange of one party's obligation to pay the loss, if any, with respect to a notional amount of a particular equity index (e.g., the S&P 500 Index) plus interest on such notional amount at a designated rate (e.g., the London Inter- Bank Offered Rate) in exchange for the other party's obligation to pay the gain, if any, with respect to the notional amount of such index.

         If a Fund enters into a long equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index on which the equity swap is based as if it had purchased the notional amount of securities comprising the index. The Funds will not use long equity swap contracts to obtain greater volatility than it could obtain through direct investment in securities; that is, a Fund will not normally enter an equity swap contract to increase the volatility (beta) of the Fund's portfolio above 1.00, the volatility that would be present in the stocks comprising the Fund's benchheld Index. However, a Fund may invest in long equity swap contracts without regard to this limitation if the notional amount of such equity swap contracts, when aggregated with the Index Futures as described above and the contracts for differences as described below, does not exceed 10% of a Fund's net assets.

         Contracts for differences are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. As to one of the baskets, the Fund's return is based on theoretical long futures positions in the securities comprising that basket (with an aggregate face value equal to the notional amount of the contract for differences) and as to the other basket, the Fund's return is based on theoretical short futures positions in the securities comprising the basket. The Fund may also use actual long and short futures positions to achieve the same market exposure(s) as contracts for differences. The Funds will only enter into contracts for differences where payment obligations of the two legs of the contract are netted and thus based on changes in the relative value of the baskets of securities rather than on the aggregate change in the value of the two legs. The Funds will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. However, it is possible that the short basket will outperform the long basket - resulting in a loss to the Fund, even in circumstances where the securities in both the long and short baskets appreciate in value.

         Except for instances in which a Fund elects to obtain leverage up to the 10% limitation mentioned above, a Fund will maintain cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian in an amount equal to the aggregate of net payment obligations on its swap contracts and contracts for differences, marked to market daily.

         A Fund may enter into swaps and contracts for differences for hedging, investment and risk management. When using swaps for hedging, a Fund may enter into an interest rate, currency or equity swap, as the case may be, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. For risk management or investment purposes a Fund may also enter into a contract for differences in which the notional amount of the theoretical long position is greater than the notional amount of the theoretical short position. A Fund will not normally enter into a contract for differences to increase the volatility (beta) of the Fund's portfolio above 1.00. However, a Fund may invest in contracts for differences without regard to this limitation if the aggregate amount by which the theoretical long positions of such contracts exceed the theoretical short positions of such contacts, when aggregated with the Index Futures and equity swaps contracts as described above, does not exceed 10% of a Fund's net assets.

         INTEREST RATE CAPS, FLOORS AND COLLARS. The Funds may use interest rate caps, floors and collars for the same purposes or similar purposes as for which they use interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below two specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate collar.
Except when using such contracts for risk management, each Fund will maintain cash, U.S. Government Securities or other high grade debt obligations in a segregated account with its custodian in an amount at least equal to its obligations, if any, under interest rate cap, floor and collar arrangements. As with futures contracts, when a Fund uses notional amount contracts for risk management it is only required to segregate assets equal to its net payment obligation, not the notional amount of the contract. In those cases, the notional amount contract will have the effect of providing a degree of investment leverage similar to the leverage associated with nonsegregated futures contracts. The Funds' use of interest rate caps, floors and collars for the same or similar purposes as those for which they use futures contracts and related options present the same risks and similar opportunities to those associated with futures and related options. For a description of certain limitations on the Funds' use of caps, floors and collars, see Appendix A, "Risks and Limitations of Options, Futures and Swaps -- Additional Regulatory Limitations on the Use of Futures, Related Options, Interest Rate Floors, Caps and Collars and Interest Rate and Currency Swap Contracts." Because caps, floors and collars are recent innovations for which standardized documentation has not yet been developed they are deemed by the SEC to be relatively illiquid investments which are subject to a Fund's limitation on investment in illiquid securities. See "Description and Risks of Fund Investments -- Illiquid Securities."

FOREIGN CURRENCY TRANSACTIONS

         To the extent each of the International Funds and the Fundamental Value Fund is invested in foreign securities, it may buy or sell foreign currencies or may deal in forward foreign currency contracts, that is, agree to buy or sell a specified currency at a specified price and future date. These Funds may use forward contracts for hedging, investment or currency risk management.

         These Funds may enter into forward contracts for hedging under three circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

         Second, when the Manager of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Maintaining a match between the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

         Third, the Funds may engage in currency "cross hedging" when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that the Funds may achieve the same protection for a foreign security at reduced cost through the use of a forward foreign currency contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated. By engaging in cross hedging transactions, the Funds assume the risk of imperfect correlation between the subject currencies. These practices may present risks different from or in addition to the risks associated with investments in foreign currencies. See Appendix A, "Risks and Limitations of Options, Futures and Swaps."

         A Fund is not required to enter into hedging transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. By entering into the above hedging transactions, the Funds may be required to forego the benefits of advantageous changes in the exchange rates.

         Each of the International Funds may also enter foreign currency forward contracts for investment and currency risk management. When a Fund uses currency instruments for such purposes, the foreign currency exposure of the Fund may differ substantially from the currencies in which the Fund's investment securities are denominated. However, a Fund's aggregate foreign currency exposure will not normally exceed 100% of the value of the Fund's securities, except that a Fund may use currency instruments without regard to this limitation if the amount of such excess, when aggregated with futures contracts, equity swap contracts and contracts for differences used in similar ways, does not exceed 10% of a Fund's net assets. The International Bond Fund, the Currency Hedged International Bond Fund, the Global Bond Fund and the Emerging Country Debt Fund may each also enter into foreign currency forward contracts to give fixed income securities denominated in one currency (generally the U.S. dollar) the risk characteristics of similar securities denominated in another currency as described above under "Uses of Options Futures and Options on Futures -- Investment Purposes" or for risk management in a manner similar to such Funds' use of futures contracts and related options.

         Except to the extent that the Funds may use such contracts for risk management, whenever a Fund enters into a foreign currency forward contract, other than a forward contract entered into for hedging, it will maintain cash, U.S. Government securities or other high grade debt obligations in a segregated account with its custodian with a value, marked to market daily, equal to the amount of the currency required to be delivered. A Fund's ability to engage in forward contracts may be limited by tax considerations.

         A Fund may use currency futures contracts and related options and options on currencies for the same reasons for which they use currency forwards. Except to the extent that the Funds may use futures contracts and related options for risk management, a Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for- contract basis an equal long position in currency futures with the same delivery date or a call option on currency futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, U.S. Government securities or other high grade debt obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, the Fund will maintain an amount of cash, U.S. Government securities or other high grade debt obligations in a segregated account with its custodian equal in value to the difference. Alternatively, the Fund may cover the call option by owning securities denominated in the currency with a value equal to the face amount of the contract(s) or through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

REPURCHASE AGREEMENTS
---------------------

         A Fund may enter into repurchase agreements with banks and broker-dealers by which the Fund acquires a security (usually an obligation of the Government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-on price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the relevant Fund to expenses, delays and risks of loss including: (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY
------------------------------------------------

         Debt and Other Fixed Income Securities include fixed income securities of any maturity, although, under normal circumstances, a Fixed Income Fund (other than the Short-Term Income Fund) will only invest in a security if, at the time of such investment, at least 65% of its total assets will be comprised of bonds, as defined in "Investment Objectives and Policies -- Fixed Income Funds" above. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers.

         Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Fixed income securities denominated in foreign currencies are also subject to the risk of a decline in the value of the denominating currency.

         Because interest rates vary, it is impossible to predict the future income of a Fund investing in such securities. The net asset value of each such Fund's shares will vary as a result of changes in the value of the securities in its portfolio and will be affected by the absence and/or success of hedging strategies.

TEMPORARY HIGH QUALITY CASH ITEMS
---------------------------------

         As described under "Investment Objectives and Policies" above, many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or in connection with the maintenance of a segregated account. These cash items must be of high quality and may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing only in high quality money market securities a Fund will seek to minimize credit risk with respect to such investments. The Short-Term Income Fund may make many of the same investments, although it imposes less strict restrictions concerning the quality of such investments. See "Investment Objectives and Policies -- Fixed Income Funds -- Short-Term Income Fund" for a general description of various types of money market instruments.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT
-------------------------------------------------
SECURITIES
----------

         U.S. Government Securities include securities issued or guaranteed by the U.S. government or its authorities, agencies or instrumentalities. Foreign Government Securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies or instrumentalities or by supra-national agencies. U.S. Government Securities and Foreign Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. Similarly, some Foreign Government Securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. In the case of certain countries, Foreign Government Securities may involve varying degrees of credit risk as a result of financial or political instability in such countries and the possible inability of a Fund to enforce its rights against the foreign government issuer.

         Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include such entities as the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

         Like other fixed income securities, U.S. Government Securities and Foreign Government Securities are subject to market risk and their market values fluctuate as interest rates change. Thus, for example, the value of an investment in a Fund which holds U.S. Government Securities or Foreign Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities and Foreign Government Securities tend to be lower than those of corporate securities of comparable maturities.

         In addition to investing directly in U.S. Government Securities and Foreign Government Securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities and Foreign Government Securities. These certificates of accrual and similar instruments may be more volatile than other government securities.

MORTGAGE-BACKED AND OTHER ASSET-BACKED SECURITIES
-------------------------------------------------

         Mortgage-backed and other asset-backed securities may be issued by the U.S. government, its agencies or instrumentalities, or by non-governmental issuers. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, there can be no certainty as to the predicted yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and a Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation was prepaid. As a result of these principal prepayment features, the values of mortgage-backed securities generally fall when interest rates rise, but their potential for capital appreciation in periods of falling interest rates is limited because of the prepayment feature. The mortgage-backed securities purchased by a Fund may include Adjustable Rate Securities as such term is defined in "Descriptions and Risks of Fund Investment Practices -- Adjustable Rate Securities" below.

         Other "asset-backed securities" include securities backed by pools of automobile loans, educational loans and credit card receivables. Mortgage-backed and asset-backed securities of non-governmental issuers involve prepayment risks similar to those of U.S. government guaranteed mortgage-backed securities and also involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"); STRIPS AND RESIDUALS. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued in multiple classes or series which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

         CMOs include securities ("Residuals") representing the interest in any excess cash flow and/or the value of any collateral remaining on mortgages or mortgage-backed securities from the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer. Residuals have value only to the extent income from such underlying mortgages or mortgage-backed securities exceeds the amounts necessary to satisfy the issuer's debt obligations represented by all other outstanding CMOs.

         CMOs also include certificates representing undivided interests in payments of interest-only or principal-only ("IO/PO Strips") on the underlying mortgages. IO/PO Strips and Residuals tend to be more volatile than other types of securities. IO Strips and Residuals also involve the additional risk of loss of a substantial portion of or the entire value of the investment if the underlying securities are prepaid. In addition, if a CMO bears interest at an adjustable rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.

ADJUSTABLE RATE SECURITIES
--------------------------

         Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. They may be U.S. Government Securities or securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

LOWER RATED SECURITIES
----------------------

         Certain Funds may invest some or all of their assets in securities rated below investment grade (that is, rated below BBB by Standard & Poor's or below Baa by Moody's) at the time of purchase, including securities in the lowest rating categories, and comparable unrated securities ("Lower Rated Securities"). A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the Manager will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.

         Lower Rated Securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Lower Rated Securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in Lower Rated Securities may be more dependent on the Manager's own credit analysis than is the case with higher quality bonds. The market for Lower Rated Securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for Lower Rated Securities. This reduced liquidity at certain times may affect the values of these securities and may make the valuation and sale of these securities more difficult. Securities of below investment grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics. See Appendix B for more information concerning commercial paper and corporate debt ratings.

BRADY BONDS
-----------

         Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been imple mented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines and other countries.

         Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

         Brady Bonds are often viewed as having three or four valuation components: any collateralized repayment of principal at final maturity; any collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

ZERO COUPON SECURITIES
----------------------

         A Fund investing in "zero coupon" fixed income securities is required to accrue interest income on these securities at a fixed rate based on the initial purchase price and the length to maturity, but these securities do not pay interest in cash on a current basis. Each Fund is required to distribute the income on these securities to its shareholders as the income accrues, even though that Fund is not receiving the income in cash on a current basis. Thus, each Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO and PO strips.

INDEXED SECURITIES
------------------

         Indexed Securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency- indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively  indexed;  that  is,  their  maturity  value  may  increase  when the specified  currency  value  increases,  resulting  in a security  that  performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

         The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

         Indexed securities in which each Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate long-term securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate securities.

FIRM COMMITMENTS
----------------

         A firm commitment agreement is an agreement with a bank or broker-dealer for the purchase of securities at an agreed-upon price on a specified future date. A Fund may enter into firm commitment agreements with such banks and broker-dealers with respect to any of the instruments eligible for purchase by the Fund. A Fund will only enter into firm commitment arrangements with banks and broker-dealers which the Manager determines present minimal credit risks. Each such Fund will maintain in a segregated account with its custodian cash, U.S. Government Securities or other liquid high grade debt obligations in an amount equal to the Fund's obligations under firm commitment agreements.

LOANS, LOAN PARTICIPATIONS AND ASSIGNMENTS
------------------------------------------

         Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a Fund's policies regarding the quality of debt securities.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating agency and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of emerging countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

         When investing in a loan participation, a Fund will typically have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, a Fund typically will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

         Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender. In the case of a loan participation, direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, a Fund may rely on the Manager's research to attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.

         A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower.

         Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. A Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS
--------------------------------------------------------

         Certain Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

         Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

         A Fund which makes such investments will establish segregated accounts with its custodian in which the Fund will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund's fundamental investment restriction with respect to borrowings.

ILLIQUID SECURITIES
-------------------

         Each Fund (except for the Asset Allocation Funds) may purchase "illiquid securities," i.e., securities which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment, which include securities whose disposition is restricted by securities laws, so long as no more than 15% (or, in the case of the Foreign Fund only, 10%) of net assets would be invested in such illiquid securities. Each Fund currently intends to invest in accordance with the SEC staff view that repurchase agreements maturing in more than seven days are illiquid securities. The SEC staff has stated informally that it is of the view that over-the-counter options and securities serving as cover for over-the-counter options are illiquid securities. While the Trust does not agree with this view, it will operate in accordance with any relevant formal guidelines adopted by the SEC.

         In addition, the SEC staff considers equity swap contracts, caps, floors and collars to be illiquid securities. Consequently, while the staff maintains this position, the Fund will not enter into an equity swap contract or a reverse equity swap contract or purchase a cap, floor or collar if, as a result of the investment, the total value (i.e., marked-to-market value) of such investments (without regard to their notional amount) together with that of all other illiquid securities which the Fund owns would exceed 15% (or, in the case of the Foreign Fund only, 10%) of the Fund's total assets.

SPECIAL ASSET ALLOCATION FUND CONSIDERATIONS
--------------------------------------------

         The Manager does not charge an investment management fee for asset allocation advice provided to the Asset Allocation Funds, but certain other expenses such as custody, transfer agency and audit fees will be borne by the Asset Allocation Funds. Investors in Asset Allocation Funds will also indirectly bear a proportionate share of the Total Operating Expenses (including investment management, custody, transfer agency, audit and other Fund expenses) of the underlying Funds in which the Asset Allocation Funds invest, as well as any purchase premiums or redemption fees charged by such underlying Funds. Since the Manager will receive fees from the underlying Funds, the Manager has a financial incentive to invest the assets of the Asset Allocation Funds in underlying Funds with higher fees, despite the investment interests of the Asset Allocation Funds. The Manager is legally obligated to disregard that incentive in selecting shares of the underlying Funds.

                                MULTIPLE CLASSES
                                ----------------

         Each Fund (except the Short-Term Income Fund) offers three classes of shares: Class I, Class II and Class III. The Short-Term Income Fund offers only Class III Shares. Eligibility generally depends on the size of a client's total investment with GMO, as described more fully in this section. See "Eligibility for Classes."

SHAREHOLDER SERVICE FEES
------------------------

         The principal economic difference among the various classes of shares is the level of Shareholder Service Fee which the classes bear for client and shareholder service, reporting and other support. The existence of multiple classes reflects the fact that, as the size of a client relationship increases, the cost to service that client decreases as a percentage of the assets in that account. Thus, the Shareholder Service Fee is lower for classes where eligibility criteria require greater total assets under GMO's management.

         The Trust has adopted a Shareholder Servicing Plan with respect to the multiple classes of shares. Pursuant to the terms of the Shareholder Servicing Plan, the classes will pay the following Shareholder Service Fees, expressed as an annual percentage of the average daily net assets attributable to that class of shares:

                             Shareholder Service Fee

Fund                           Class I     Class II    Class III

All Funds (except Asset         0.28%        0.22%       0.15%
Allocation Funds)
Asset Allocation Funds*         0.13%        0.07%       0.00%

* The Asset Allocation Funds will invest in Class III Shares of underlying Funds and will therefore also indirectly bear a Shareholder Service Fee of 0.15%. Thus, the total Shareholder Service Fee borne by Class I, Class II and Class III Shares of the Asset Allocation Funds is the same as that borne by Class I, Class II and Class III Shares, respectively, of the other Funds.

CLIENT SERVICE - GMO AND GMO FUNDS
----------------------------------

         A significant distinction among classes is that clients eligible for Class I or Class II Shares are serviced by the Manager's GMO FUNDS DIVISION, a division of GMO established in April of 1996 to deliver institutional quality service and reporting to clients generally committing between $1 million and $35 million to GMO's management.

         Clients eligible to purchase Class III Shares will be serviced directly by the Manager.

ELIGIBILITY FOR CLASSES
-----------------------

         Class I, Class II and Class III Shares: With certain exceptions described below, eligibility for Class I, Class II, and Class III Shares depends on a client's "Total Investment" with GMO.

         For clients establishing a relationship with GMO on or after June 1, 1996: A client's Total Investment is equal at any time to the aggregate of all amounts contributed by the client to any GMO Fund, less the "INVESTMENT COST" of all redemptions by the client from such Funds. Where applicable, the market value of assets managed by GMO for the client other than in a mutual fund, as of the prior month end, will be added to the client's Total Investment. For purposes of class eligibility, market appreciation or depreciation of a client's mutual fund account is not considered; the Total Investment of a client is affected only by the amount of purchases and redemptions made by the client. Further, it is assumed that any redemptions made by a client are satisfied first by market appreciation so that a redemption does not have Investment Cost except to the extent that the redemption or withdrawal exceeds the market appreciation of the client's account in a Fund.

         Subject to the exceptions set forth following this table, the minimum Total Investment for a new client (establishing a GMO Account after June 1,
1996) to be eligible for Class I, II or III Shares is set forth below:


                              MINIMUM TOTAL INVESTMENT

       Class I                       $1 Million
      Class II                      $10 Million
      Class III                     $35 Million

         Investments by defined contribution pension plans (such as 401(k) plans) will be accepted only in Class I Shares regardless of the size of the investment, and will not be eligible to convert to other classes.

         For Clients with Accounts as of May 31, 1996: Any client of GMO whose Total Investment as of May 31, 1996 was equal to or greater than $7 million will remain eligible for Class III Shares indefinitely, provided that such client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million. Any client whose Total Investment as of May 31, 1996 was less than $7 million, but greater than $0, will convert to Class II Shares on or shortly after July 31, 1997. For clients with GMO accounts as of May 31, 1996, their initial Total Investment will equal the market value of all of their GMO investments as of the close of business on May 31, 1996 and will subsequently be calculated as described in the preceding section.

         There is no minimum for subsequent investments into any class of shares.

         The Manager will make all determinations as to aggregation of client accounts for purposes of determining eligibility.

CONVERSIONS BETWEEN CLASSES
---------------------------

         On July 31 of each year (the "DETERMINATION DATE") the value of each client's Total Investment with GMO, as defined above, will be determined. Based on that determination, each client's shares of all Funds will be automatically converted to the class with the lowest Shareholder Service Fee for which the client is eligible based on the amount of their Total Investment on the Determination Date. The conversion will occur within 15 business days following the Determination Date. Also, if a client makes an investment in a GMO Fund or puts additional assets under GMO's Management so as to cause the client to be eligible for a new class of shares, such determination will be made as of the close of business on the last day of the month in which the investment was made, and the conversion will be effected within 15 business days of that month-end.

         The Trust has been advised by counsel that the conversion of a client's investment from one class of shares to another class of shares in the same Fund should not result in the recognition of gain or loss in the converted Fund's shares. The client's tax basis in the new class of shares immediately after the conversion should equal the client's basis in the converted shares immediately before conversion, and the holding period of the new class of shares should include the holding period of the converted shares.

         Certain special rules will be applied by the Manager with respect to clients for whom GMO managed assets prior to the creation of multiple classes on May 31, 1996. Clients whose Total Investment as of May 31, 1996 is equal to $7 million or more will be eligible to remain invested in Class III Shares indefinitely (despite the normal $35 million minimum), provided that such client does not make a withdrawal or redemption that causes the client's Total Investment to fall below $7 million. Clients whose Total Investment as of May 31, 1996 is less than $7 million will be converted to Class II Shares, (rather than Class I Shares), and such conversion will not occur until July 31, 1997 or slightly thereafter. Of course, if such a client makes an additional investment prior to July 31, 1997 such that their Total Investment on July 31, 1997 is $35 million or more, the client will remain eligible for Class III Shares.

         Investors should be aware that not all classes of all Funds are available in all jurisdictions.

                               PURCHASE OF SHARES
                               ------------------

         Shares of each Fund are available only from the Trust and may be purchased on any day when the New York Stock Exchange is open for business (a "business day"). Class I and Class II Shares may be purchased by calling (617) 790-5000. Class III Shares may be purchased by calling (617) 330-7500.
See "Purchase Procedures" below.

         The purchase price of a share of each Fund is (i) the net asset value next determined after a purchase order is received in good order plus (ii) a premium, if any, established from time to time by the Trust for the particular Fund and class to be purchased. All purchase premiums are paid to and retained by the Fund and are intended to cover the brokerage and other costs associated with putting the investment to work in the relevant markets. Each class of shares of a Fund has the same rate of purchase premium. The purchase premiums currently in effect for each Fund are as set forth on the following page:

Fund                                Purchase Premium
----                                ----------------

Asset Allocation Funds,
Short-Term Income Fund,
Domestic Bond Fund
and Foreign Fund                          None

Core Fund, Tobacco-Free
Core Fund, U.S. Sector
Fund, Value Fund and Growth Fund          0.14%

Fundamental Value Fund,
International Bond Fund, Currency
Hedged International Bond Fund and
Global Bond Fund                          0.15%

Japan Fund                                0.40%

Core II Secondaries Fund,
Emerging Country Debt Fund and
Global Hedged Equity Fund                 0.50%

International Core Fund and
Currency Hedged International
Core Fund                                 0.60%

REIT Fund                                 0.75%

International Small Companies
 Fund                                     1.00%

Emerging Markets Fund                     1.60%


         Purchase premiums apply only to cash transactions. These fees are paid to and retained by the Fund itself and are designed to allocate transaction costs caused by shareholder activity to the shareholder generating the activity, rather than to Fund as a whole. Purchase premiums are not sales loads.

         For the Emerging Markets Fund, Emerging Country Debt Fund, International Bond Fund, Currency Hedged International Bond Fund and Global Bond Fund only, the Funds will reduce the stated purchase premium by 50% with respect to any portion of a purchase that is offset by a corresponding redemption occurring on the same day. For the Fundamental Value Fund and Japan Fund only, the purchase premium may be waived if, generally due to off-setting transactions, a purchase resulted in minimal brokerage and/or other transaction costs. In all of these cases, the Manager will determine whether circumstances exist to waive a portion of the purchase premium. Absent a clear determination, the full premium will be charged.

         For all other Funds, the stated purchase premium may not be waived in any circumstance.

         Normally, no purchase premium is charged with respect to in-kind purchases of Fund shares. However, in the case of in-kind purchases involving transfers of large positions in markets where the costs of re-registration and/or other transfer expenses are high, the International Core Fund, Currency Hedged International Core Fund, International Small Companies Fund, Japan Fund and Global Hedged Equity Fund may each charge a premium of 0.10% and the Emerging Markets Fund may charge a premium of 0.20%.

         Shares may be purchased (i) in cash, (ii) in exchange for securities on deposit at The Depository Trust Company ("DTC") (or such other depository acceptable to the Manager), subject to the determination by the Manager that the securities to be exchanged are acceptable, or (iii) by a combination of such securities and cash. In all cases, the Manager reserves the right to reject any particular investment. Securities acceptable to the Manager as consideration for Fund shares will be valued as set forth under "Determination of Net Asset Value" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the relevant Fund and must be delivered to the Trust upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes may be realized by investors subject to federal income taxation upon the exchange, depending upon the investor's basis in the securities tendered.

         The Manager will not approve securities as acceptable consideration for Fund shares unless (1) the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities may be acquired under the investment restrictions applicable to the relevant Fund. Investors interested in making in-kind purchases should telephone the Manager at (617) 330-7500.

         For purposes of calculating the purchase price of Trust shares, a purchase order is received by the Trust on the day that it is in "good order" and is accepted by the Trust. For a purchase order to be in "good order" on a particular day, the investor's consideration must be received before the relevant deadline on that day. If the investor makes a cash investment, the deadline for wiring Federal funds to the Trust is 2:00 p.m.; if the investor makes an investment in-kind, the investor's securities must be placed on deposit at DTC (or such other depository as is acceptable to the Manager) and 2:00 p.m. is the deadline for transferring those securities to the account designated by the transfer agent, Investors Bank & Trust Company, One Lincoln Plaza, Boston, Massachusetts 02205. Investors should be aware that approval of the securities to be used for purchase must be obtained from the Manager prior to this time. When the consideration is received by the Trust after the relevant deadline, the purchase order is not considered to be in good order and is required to be resubmitted on the following business day. With the prior consent of the Manager, in certain circumstances the Manager may, in its discretion, permit purchases based on receiving adequate written assurances that Federal Funds or securities, as the case may be, will be delivered to the Trust by 2:00 p.m. on or prior to the fourth business day after such assurances are received.

         The International Core Fund may be available through a broker or dealer who may charge a transaction fee for purchases and redemptions of that Fund's shares. If shares of the

International Core Fund are purchased directly from the Trust without the intervention of a broker or dealer, no such charge will be imposed.

PURCHASE PROCEDURES:

         (a) General: Investors should call the Trust at (617) 790-5000 before attempting to place an order for Class I or Class II Shares. Investors should call the Trust at (617) 330-7500 before attempting to place an order for Class III Shares. The Trust reserves the right to reject any order for Trust shares. DO NOT SEND CASH, CHECKS OR SECURITIES DIRECTLY TO THE TRUST. Wire transfer and mailing instructions are contained on the PURCHASE ORDER FORM which can be obtained from the Trust at the telephone numbers set forth above.

         Purchases will be made in full and fractional shares of each Fund calculated to three decimal places. The Trust will send a written confirmation (including a statement of shares owned) to shareholders at the time of each transaction.

         (b) Purchase Order Form: Investors must submit an application to the Trust and it must be accepted by the Trust before it will be considered in "good order."

         Class I and Class II Shares: A Purchase Order Form for Class I and Class II Shares may be obtained by calling the Trust at (617) 790-5000. This Order Form may be submitted to the Trust (i) By Mail to GMO Trust c/o GMO Funds Division, 40 Rowes Wharf, Boston, MA 02110; or (ii) By Facsimile to (617) 439-4290.

         Class III Shares: A Purchase Order Form for Class III Shares may be obtained by calling the Trust at (617) 330-7500. This Order Form may be submitted to the Trust (i) By Mail to GMO Trust c/o Grantham, Mayo, Van Otterloo & Co., 40 Rowes Wharf, Boston, MA 02110; Attention: Shareholder Services, or
(ii) By Facsimile to (617) 439-4192; Attention:
Shareholder Services.

         (c) Acceptance of Order: No purchase order is in "good order" until it has been accepted by the Trust. As noted above, investors should call the Trust at the telephone numbers indicated before attempting to place an order. If a Purchase Order Form is faxed to the Trust without first contacting the Trust, investors should not consider their order acknowledged until they have received notification from the Trust or have confirmed receipt of the order by contacting the Trust. A shareholder may confirm acceptance of a mailed or faxed purchase order by calling the Trust at (617) 330-7500 in the case of Class III Shares, or at (617) 790-5000 in the case of Class I or II Shares. If a Purchase Order is mailed to the Trust, it will be acted upon when received.

         (d) Payment: All Federal funds must be transmitted to Investors Bank & Trust Company for the account of the specific Fund of GMO Trust. "Federal funds" are monies credited to Investors Bank & Trust Company's account with the Federal Reserve Bank of Boston.

         Note: The Trust may attempt to process orders for Trust shares that are submitted less formally than as described above but, in such cases, the investor should carefully review confirmations sent by the Trust to verify that the order was properly executed. The Trust cannot be held responsible for failure to execute orders or improperly executing orders that are not submitted in accordance with these procedures.

                              REDEMPTION OF SHARES
                              --------------------

         Shares of each Fund may be redeemed on any business day in cash or in kind. The redemption price is the net asset value per share next determined after receipt of the redemption request in "good order" less any applicable redemption fee. All redemption fees are paid to and retained by the Fund and are intended to cover the brokerage and other Fund costs associated with redemptions. All classes of a particular Fund bear the same redemption fee rate, if any.

         The redemption fees currently in effect for each Fund are as follows:

Fund                                            Redemption Fee
----                                            --------------

Emerging Country Debt Fund                           0.25%1

Emerging Markets Fund                                0.40%2

Core II Secondaries Fund                             0.50%

International Small Companies Fund                   0.60%

Japan Fund                                           0.61%

REIT Fund                                            0.75%

Global Hedged Equity Fund                            1.40%3

1 Applies only to shares acquired on or after July 1, 1995 (including shares acquired through the reinvestment of dividends and other distributions after such date).

2 Applies only to shares acquired on or after June 1, 1995 (including shares acquired through the reinvestment of dividends and other distributions after such date).

3 This redemption fee will be 0% unless the size of a redemption forces the Manager to an early termination of a hedging transaction to meet the redemption request.

         No redemption fees apply to redemptions of shares of any Funds other than the Funds listed above.

         Redemption fees apply only to cash transactions. These fees are paid to and retained by the Fund itself and are employed to allocate transaction costs caused by shareholder activity to the shareholder generating the activity, rather than to the Fund as a whole. Redemption fees are not sales loads or contingent deferred sales charges.

         For the Emerging Markets Fund and Emerging Country Debt Fund only, the Funds will reduce the stated redemption fee by 50% with respect to any portion of a redemption that is offset by a corresponding purchase occurring on the same day. For the Japan Fund only, the redemption fee may be waived if, generally due to off-setting transactions, a redemption resulted in minimal brokerage and/or other transaction costs. In each case, the Manager will determine if circumstances exist to waive a portion of the redemption fee. Absent a clear determination, the full fee will be charged.

         For all other Funds (except the Global Hedged Equity Fund), the redemption fee may not be waived in any circumstance.

         If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in-kind will be valued in accordance with the relevant Fund's procedures for valuation described under "Determination of Net Asset Value." Securities distributed by a Fund in-kind will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. Any in-kind redemptions will be of readily marketable securities to the extent available. Investors may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

         Payment on redemption will be made as promptly as possible and in any event within seven days after the request for redemption is received by the Trust in "good order." A redemption request is in "good order" if it includes the exact name in which shares are registered, the investor's account number and the number of shares or the dollar amount of shares to be redeemed and if it is signed exactly in accordance with the form of registration. In addition, for a redemption request to be in "good order" on a particular day, the investor's request must be received by the Trust by 4:15 p.m. on a business day. When a redemption request is received after 4:15 p.m., the redemption request will not be considered to be in "good order" and is required to be resubmitted on the following business day. Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust must specify, in full, the capacity in which they are acting. The redemption request will be considered "received" by the Trust only after (i) it is mailed to, and received by, the Trust at the appropriate address set forth above for purchase orders, or (ii) it is faxed to the Trust at the appropriate facsimile number set forth above for purchase orders, and the investor has confirmed receipt of the faxed request by calling the Trust at (617) 330-7500 in the case of Class III Shares, or at (617) 790-5000 in the case of Class I or Class II Shares. In-kind distributions will be transferred and delivered as directed by the investor. Cash payments will be made by transfer of Federal funds for payment into the investor's account.

         When opening an account with the Trust, shareholders will be required to designate the account(s) to which funds or securities may be transferred upon redemption. Designation of additional accounts and any change in the accounts originally designated must be made in writing.

         Each Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to fairly determine the value of the net assets of the Fund, or during any other period permitted by the Securities and Exchange Commission for the protection of investors. Because the International Funds each hold portfolio securities listed on foreign exchanges which may trade on days on which the New York Stock Exchange is closed, the net asset value of such Funds' shares may be significantly affected on days when shareholders have no access to such Funds.

                        DETERMINATION OF NET ASSET VALUE
                        --------------------------------

         The net asset value of a share is determined for each Fund once on each day on which the New York Stock Exchange is open as of 4:15 p.m., New York City Time, except that a Fund may not determine its net asset value on days during which no security is tendered for redemption and no order to purchase or sell such security is received by the relevant Fund. A Fund's net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Portfolio securities listed on a securities exchange for which market quotations are available are valued at the last quoted sale price on each business day, or, if there is no such reported sale, at the most recent quoted bid price. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price, except that debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, unless circumstances dictate otherwise. Circumstances may dictate otherwise, among other times, when the issuer's creditworthiness has become impaired.

         All other fixed income securities (which includes bonds, loans and structured notes) and options thereon are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. While the Manager evaluates such primary pricing sources on an ongoing basis, and may change any pricing source at any time, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. However, the Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has the power to override any price supplied by a source (by taking a price supplied from another source) because of such price activity or because the

Manager has other reasons to suspect that a price supplied may not be reliable.

         Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Trustees or persons acting at their direction. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees may determine in computing net asset value.

         Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and values of foreign options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the New York Stock Exchange which will not be reflected in the computation of the net asset value of the International Funds. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by the Trustees or persons acting at their direction.

         Because foreign securities, options on foreign securities and foreign futures are quoted in foreign currencies, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of shares of the International Funds even though there has not been any change in the values of such securities and options, measured in terms of the foreign currencies in which they are denominated.

                                 DISTRIBUTIONS
                                 -------------

         Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and interest it receives from its investments and net short-term capital gains). For these purposes and for federal income tax purposes, a portion of the premiums from certain expired call or put options written by a Fund, net gains from certain closing purchase and sale transactions with respect to such options and a portion of net gains from other options and futures transactions are treated as short-term capital gain. Each Fund also intends to distribute substantially all of its net long-term capital gains, if any, after giving effect to any available capital loss carryover. The policy of each Domestic Equity Fund, the Short-Term Income Fund and the Domestic Bond Fund is to declare and pay distributions of its dividends and interest quarterly. The policy of each International Fund, each Asset Allocation Fund and the REIT Fund is to declare and pay distributions of its dividends, interest and foreign currency gains semi-annually. Each Fund also intends to distribute net short-term capital gains and net long-term gains at least annually.

         All dividends and/or distributions will be paid in shares of the relevant Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions.
Shareholders may make this election by marking the appropriate box on the Application or by writing to the Trust.

                                      TAXES
                                      -----

         Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as a Fund so qualifies, the Fund itself will not pay federal income tax on the amount distributed.

         Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains, will be taxable as ordinary income to shareholders subject to federal income tax whether received in cash or reinvested shares. Designated distributions of any long-term capital gains whether received in cash or reinvested shares are taxable as such to shareholders subject to federal income tax, regardless of how long a shareholder may have owned shares in the Fund. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares. A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

         For corporate shareholders, any distributions received by the REIT Fund from REITs will not qualify for the corporate dividends-received deduction. The REIT Fund's investments in REIT equity securities may require the REIT Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The REIT Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution would constitute a return of capital to Fund shareholders for federal income tax purposes.

         The back-up withholding rules do not apply to tax exempt entities so long as each such entity furnishes the Trust with an appropriate certification. However, other shareholders are subject to back-up withholding at a rate of 31% on all distributions of net investment income and capital gain, whether received in cash or reinvested in shares of the relevant Fund, and on the amount of the proceeds of any redemption of Fund shares paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided, where appropriate certification has not been provided for a foreign shareholder, or where the Trust is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding).

         The  foregoing  is  a  general   summary  of  the  federal  income  tax
consequences for shareholders who are U.S. citizens, residents or domestic corporations. Shareholders should consult their own tax advisors about the tax consequences of an investment in a Fund in light of each shareholder's particular tax situation. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS
-------------------------------------------------

         Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 31% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net long-term capital gains to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are resident in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

FOREIGN TAX CREDITS
-------------------

         If, at the end of the fiscal year, more than 50% of the total assets of any Fund is represented by stock of foreign corporations, the Fund intends to make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amounts of foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations. Shareholders of any of the International Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph.

LOSS OF REGULATED INVESTMENT COMPANY STATUS
-------------------------------------------

         A Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, in the case of high redemption levels and/or during the first year of its operations. If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains, will be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. In addition, in order to requalify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay taxes on such gains, and make certain distributions.


                             MANAGEMENT OF THE TRUST
                             -----------------------

         Each Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co., 40 Rowes Wharf, Boston, Massachusetts 02110 (the "Manager") which provides investment advisory services to a substantial number of institutional and other investors, including one other registered investment company. Each of the following four general partners holds a greater than 5% interest in the Manager:
R. Jeremy Grantham, Richard A. Mayo, Eyk H.A. Van Otterloo and Kingsley Durant.

         Under separate Management Contracts with the Trust, the Manager selects and reviews each Fund's investments and provides executive and other personnel for the management of the Trust. Pursuant to the Trust's Agreement and Declaration of Trust, the Board of Trustees supervises the affairs of the Trust as conducted by the Manager. In the event that the Manager ceases to be the manager of any Fund, the right of the Trust to use the identifying name "GMO" may be withdrawn.

         The Manager has entered into a Consulting Agreement (the "Consulting Agreement") with Dancing Elephant, Ltd., 1936 University Avenue, Berkeley, California 94704 (the "Consultant"), with respect to the management of the portfolio of the Emerging Markets Fund. The Consultant is wholly-owned by Mr. Arjun Divecha. Under the Consulting Agreement, the Manager pays the Consultant a monthly fee at an annual rate equal to the greater of 0.50% of the Fund's average daily net assets or $500,000. The Consultant may from time to time waive all or a portion of its fee. Payments made by the Manager to the Consultant will not affect the amounts payable by the Fund to the Manager or the Fund's expense ratio.

         Each Management Contract provides for payment to the Manager of a management fee at the stated annual rates set forth under Schedule of Fees and Expenses. The Management fee is computed and accrued daily, and paid monthly. While the fee paid to the Manager by each of the Fundamental Value Fund, the REIT Fund, the International Core Fund, the Currency Hedged International Core Fund, the Foreign Fund, the International Small Companies Fund, the Japan Fund and the Emerging Markets Fund is higher than that paid by most funds, each is comparable to the fees paid by many funds with similar investment objectives. In addition, with respect to each Fund, the Manager has voluntarily agreed to waive its fee and to bear certain expenses until further notice in order to limit each Fund's annual expenses to specified limits (with certain exclusions). These limits and the terms applicable to them are described under Schedule of Fees and Expenses.

         During the fiscal year ended February 29, 1996, the Manager received, as compensation for management services rendered in such year (after waiver), the percentages of each Fund's average daily net assets as set forth below:

Fund                                    % of Average Net Assets
----                                    -----------------------

Core Fund                                         0.45%
Tobacco-Free Core Fund                            0.30%
Value Fund                                        0.56%
Growth Fund                                       0.43%
U.S. Sector Fund                                  0.42%
Core II Secondaries Fund                          0.37%
Fundamental Value Fund                            0.70%
International Core Fund                           0.61%
International Small Companies Fund                0.56%
Japan Fund                                        0.60%
Emerging Markets Fund                             0.98%
Global Hedged Equity Fund                         0.59%
Domestic Bond Fund                                0.19%
Short-Term Income Fund                            0.00%
International Bond Fund                           0.27%
Currency Hedged International Bond Fund           0.26%
Emerging Country Debt Fund                        0.34%
Currency Hedged International Core Fund           0.32%
Global Bond Fund                                  0.00%

         Mr. R. Jeremy Grantham and Christopher Darnell are primarily responsible for the day-to-day management of the Core Fund, the Tobacco-Free Core Fund, the Growth Fund, the U.S. Sector Fund, and the Core II Secondaries Fund. Each has served in this capacity for more than five years. Mr. William L. Nemerever, Mr. Thomas F. Cooper and Mr. Steven Edelstein are primarily responsible for the day-to-day management of the Fixed Income Funds other than the Global Hedged Equity Fund. Each of Messrs. Nemerever and Cooper has served in this capacity since the inception of all of these Funds except the Short-Term Income Fund. Messrs. Nemerever and Cooper have served as the managers of the Short-Term Income Fund since 1993. Mr. Edelstein has served in this capacity since 1995. Prior to 1993, the Short-Term Income Fund was managed by Mr. Robert Brokaw. Mr. Richard A. Mayo has been primarily responsible for the day-to-day management of the Fundamental Value Fund since the Fund's inception. Mr. Mayo and Mr. Christopher Darnell have been primarily responsible for the day- to-day management of the Value Fund since the Fund's inception. Mr. Darnell, Mr. Brokaw and Mr. Richard McQuaid will be primarily responsible for the day-to-day Management of the REIT Fund. Mr. Grantham, Mr. Darnell and Mr. Forrest Berkley have been primarily responsible for the day-to-day management of each of the Currency Hedged International Core Fund, the International Small Companies Fund, the Japan Fund and the Global Hedged Equity Fund since inception of the Funds and have served as managers of the International Core Fund for the last six years. Mr. Arjun Bhagwan Divecha has been primarily responsible for the day-to-day management of the Emerging Markets Fund since the inception of the Fund. Day-to-day management of the Foreign Fund is the responsibility of a committee and no person or persons is primarily responsible for making recommendations to that committee.

         Mr. Grantham and Mr. Mayo are both founding partners of the Manager and have been engaged by the Manager in equity and fixed-income portfolio management since its inception in 1977. Mr. Grantham serves as President - Domestic Quantitative and Mr. Mayo serves as President - Domestic Active of the Trust. Mr. Darnell has been with the Manager since 1979 and has been involved in equity portfolio management for more than ten years. Mr. Berkley and Ms. Chu have each been with the Manager for more than eight years and have each been involved in portfolio management (principally of international equities) for more than six years. Mr. Nemerever and Mr. Cooper have been employed by the Manager in fixed-income portfolio management since October, 1993. For the five years prior to October, 1993, Mr. Nemerever was employed by Boston International Advisors and Fidelity Management Trust Company in fixed-income portfolio management. For the five years prior to October, 1993, Mr. Cooper was employed by Boston
International Advisors, Goldman Sachs Asset Management and Western Asset Management in fixed-income portfolio management. Mr. Edelstein joined the Manager in June 1995. For the five years prior to that, Mr. Edelstein was Vice President in the Fixed Income Futures and Options Group at Morgan Stanley & Company. Mr. Divecha is the sole shareholder and President of the Consultant which he organized in September 1993. From 1981 until September 1993, Mr. Divecha was employed by BARRA and during this period he was involved in equity portfolio management for more than five years.

         Pursuant to an Administrative Services Agreement with GMO, Investors Bank & Trust Company provides administrative services to each of the Funds. GMO pays Investors Bank & Trust Company an annual fee for its services to each Fund.

         Pursuant to a Servicing Agreement with the Trust on behalf of each class of shares of each Fund, Grantham, Mayo, Van Otterloo & Co., in its capacity as the Trust's shareholder servicer (the "Shareholder Servicer") provides direct client service, maintenance and reporting to shareholders of each class of shares. Such servicing and reporting services include, without limitation, professional and informative reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in the correction and maintenance of client-related information.

                         ORGANIZATION AND CAPITALIZATION
                         -------------------------------
                                  OF THE TRUST
                                  ------------

         The Trust was established on June 24, 1985 as a business trust under Massachusetts law. The Trust has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares, and which are presently divided into twenty-nine series of shares: one for each Fund, one for the Pelican Fund, and one for each of the Conservative Equity Fund, Core Emerging Country Debt Fund, and Global Fund, which are currently inactive. All shares of all series are entitled to vote at any meetings of shareholders. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. All shares entitle their holders to one vote per share. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together as a single class and
(ii) when the Trustees have determined that the matter does not affect a Fund, then only shareholders of the Fund(s) affected shall be entitled to vote on the matter. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares or as otherwise required by law. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, in liquidation of the Trust, are entitled to receive the net assets of their Fund, but not of any other Fund. Shareholders holding a majority of the outstanding shares of all series may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent.

         On July 1, 1996, the following shareholders held greater than 25% of the outstanding shares of a series of the Trust:

Fund                       Shareholders
----                       ------------

Value Fund                 Leland Stanford Junior University
Tobacco-Free Core Fund     Dewitt Wallace - Reader's Digest
                           Fund, Inc.; Lila Wallace -
                           Reader's Digest Fund, Inc.
U.S. Sector Fund           John D. MacArthur &
                           Catherine T. MacArthur Foundation;
                           Yale University
Fundamental Value Fund     Yale University; Leland Stanford Junior
                           University
Japan Fund                 International Monetary Fund Staff
                           Retirement Plan
Domestic Bond Fund         Bankers Trust Company as Trustee,
                           GTE Service Corp. Pension Trust
Short-Term Income Fund     The Directors Fund Limited Partnership
Currency Hedged            Bankers Trust Company as
  International Bond Fund  Trustee, GTE Service Corp. Pension
                           Trust
Global Hedged Equity Fund  Bankers Trust Company as Trustee,
                           GTE Service Corp. Pension Trust
Global Bond Fund           Essex & Company
Core II Secondaries Fund   Bankers Trust Company as Trustee,
                           GTE Service Corp. Pension Trust
Currency Hedged Int'l      Howard Hughes Medical Institute
  Core Fund
REIT Fund                  The Andrew W. Mellon Foundation
World Equity Allocation    Melvin B. and Joan F. Lane as Trustee;
  Fund                     Sidney J. Weinberg, Jr.

As a result, such shareholders may be deemed to "control" their respective series as such term is defined in the 1940 Act.

         Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the risk of a shareholder incurring financial loss on account of that liability is considered remote since it may arise only in very limited circumstances.

                                   APPENDIX A
                                   ----------

               RISKS AND LIMITATIONS OF OPTIONS, FUTURES AND SWAPS
               ---------------------------------------------------




         Limitations on the Use of Options and Futures Portfolio Strategies. As noted in "Descriptions and Risks of Fund Investment Practices -- Futures and
Options" above, the Funds may use futures contracts and related options for hedging and, in some circumstances, for risk management or investment but not for speculation. Thus, except when used for risk management or investment, each such Fund's long futures contract positions (less its short positions) together with the Fund's cash (i.e., equity or fixed income) positions will not exceed the Fund's total net assets.

         The Funds' ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, each Fund's ability to engage in options and futures transactions may be limited by tax considerations.

         Risk Factors in Options Transactions. The option writer has no control over when the underlying securities or futures contract must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the time premium. Such a gain, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract.

         An exchange-traded option may be closed out only on a national securities exchange ("Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund holding the option would have to exercise the option in order to realize any profit. For example, in the case of a written call option, if the Fund is unable to effect a closing purchase transaction in a secondary market (in the case of a listed option) or with the purchaser of the option (in the case of an over-the-counter-option), the Fund will not be able to sell the underlying security (or futures contract) until the option expires or it delivers the underlying security (or futures contract) upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms.

         The Exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. It is possible that the Funds, the Manager and other clients of the Manager may be considered to be such a group. These position limits may restrict a Fund's ability to purchase or sell options on a particular security.

         The amount of risk a Fund assumes when it purchases an option is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed below, the purchase of an option also entails the risk that changes in the value of the underlying security or futures contract will not be fully reflected in the value of the option purchased.

         Risk Factors in Futures Transactions. Investment in futures contracts involves risk. If the futures are used for hedging, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged. The correlation is higher between price movements of futures contracts and the instrument underlying that futures contract. The correlation is lower when futures are used to hedge securities other than such underlying instrument, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security) or when a futures contract in one currency (e.g., the German Mark) is used to hedge a security denominated in another currency (e.g., the Spanish Peseta). In the event of an imperfect correlation between a futures position and a portfolio position (or anticipated position) which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate as a result of independent factors not related to currency fluctuations. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

         A hedge will not be fully effective where there is such imperfect correlation. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

         As noted in the Prospectus, a Fund may also purchase futures contracts (or options thereon) as an anticipatory hedge against a possible increase in the price of currency in which is denominated the securities the Fund anticipates purchasing. In such instances, it is possible that the currency may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market and/or currency decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

         The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. Short positions in index futures may be closed out only by entering into a futures contract purchase on the futures exchange on which the index futures are traded.

         The successful use of transactions in futures and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate, interest rate and stock price movements within a given time frame. For example, to the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund investing in fixed income securities (or such rates move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

         Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realized in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

         Risk Factors in Swap Contracts, OTC Options and other Two-Party Contracts. A Fund may only close out a swap, contract for differences, cap floor or collar or OTC option, with the particular counterparty. Also, if the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to swap contracts. The Manager will closely monitor subject to the oversight of the Trustees, the creditworthiness of contract counterparties and a Fund will not enter into any swaps, caps, floors or collars, unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least A by Moody's Investors Service or Standard and Poor's Corporation at the time of entering into such transaction or if the counterparty has comparable credit as determined by the Manager. However, the credit of the counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital. The management of caps, floors, collars and swaps may involve certain difficulties because the characteristics of many derivatives have not been observed under all market conditions or through a full market cycle.

         Additional Regulatory Limitations on the Use of Futures and Related Options, Interest Rate Floors, Caps and Collars and Interest Rate and Currency Swap Contracts. In accordance with CFTC regulations, investments by any Fund as provided in the Prospectus in futures contracts and related options for purposes other than bona fide hedging are limited such that the aggregate amount that a Fund may commit to initial margin on such contracts or time premiums on such options may not exceed 5% of that Fund's net assets.

         The Manager and the Trust do not believe that the Fund's respective obligations under equity swap contracts, reverse equity swap contracts or Index Futures are senior securities and, accordingly, the Fund will not treat them as being subject to its borrowing restrictions. However, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each equity swap contract will be accrued on a daily basis and an amount of cash, U.S. Government Securities or other high grade debt obligations having an aggregate market value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. Likewise, when a Fund takes a short position with respect to an Index Futures contract the position must be covered or the Fund must maintain at all times while that position is held by the Fund, cash, U.S. government securities or other high grade debt obligations in a segregated account with its custodian, in an amount which, together with the initial margin deposit on the futures contract, is equal to the current delivery or cash settlement value.

         The use of unsegregated futures contracts, related written options, interest rate floors, caps and collars and interest rate and currency swap contracts for risk management by a Fund permitted to engage in any or all of such practices is limited to no more than 10% of a Fund's total net assets when aggregated with such Fund's traditional borrowings in accordance with SEC pronouncements. This 10% limitation applies to the face amount of unsegregated futures contracts and related options and to the amount of a Fund's net payment obligation that is not segregated against in the case of interest rate floors, caps and collars and interest rate and currency swap contracts.

                                   APPENDIX B
                                   ----------

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS
                   -------------------------------------------

COMMERCIAL PAPER RATINGS
------------------------

         Commercial paper ratings of Standard & Poor's Corporation ("Standard & Poor's") are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard and Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternate liquidity is maintained.

CORPORATE DEBT RATINGS
----------------------

         Standard & Poor's Corporation. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C - The rating C is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         Moody's Investors Service, Inc. The following is a summary of the ratings used by Moody's Investor Services, Inc. for corporate debt:

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.

They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.1

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.1

Baa - Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3. There is lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols 1Aa1, A1, Baa1, and B1.

                             SHAREHOLDER INQUIRIES
                             ---------------------
          Shareholders may direct inquiries regarding CLASS III Shares to Grantham, Mayo, Van Otterloo & Co.,
                        40 Rowes Wharf, Boston, MA 02110
                                (1-617-330-7500)


     Shareholders may direct inquiries regarding CLASS I or CLASS II Shares to GMO Funds Division,
                        40 Rowes Wharf, Boston, MA 02110
                                (1-617-790-5000)







                                    GMO TRUST


                       STATEMENT OF ADDITIONAL INFORMATION


                               September 30, 1996









This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated September 30, 1996, as amended from time to time and should be read in conjunction therewith. A copy of the Prospectus may be obtained from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110.






                                TABLE OF CONTENTS
                                -----------------

CAPTION                                                                    PAGE
-------                                                                    ----

INVESTMENT OBJECTIVES AND POLICIES..........................................1

MISCELLANEOUS INVESTMENT PRACTICES..........................................1

INVESTMENT RESTRICTIONS.....................................................2

INCOME, DIVIDENDS, DISTRIBUTIONS AND TAX STATUS.............................6

MANAGEMENT OF THE TRUST.....................................................8

INVESTMENT ADVISORY AND OTHER SERVICES......................................9

PORTFOLIO TRANSACTIONS.....................................................15

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES...........................17

FINANCIAL STATEMENTS.......................................................35

SPECIMEN PRICE-MAKE-UP SHEET...............................................36



                                       -i-






                       INVESTMENT OBJECTIVES AND POLICIES

         The investment objective and policies of each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.


                       MISCELLANEOUS INVESTMENT PRACTICES

         Index Futures. As stated in the Prospectus under the heading "Description and Risks of Fund Investments -- Futures and Options," many of the Funds may purchase futures contracts on various securities indexes ("Index Futures"). As indicated in the Prospectus, an Index Future is a contract to buy or sell an integral number of units of the particular stock index at a specified future date at a price agreed upon when the contract is made. A unit is the value from time to time of the relevant index. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in the relevant index.

         For example, if the value of a unit of a particular index were $1,000, a contract to purchase 500 units would be worth $500,000 (500 units x $1,000). The Index Futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the relevant index at the expiration of the contract. For example, if a Fund enters into one futures contract to buy 500 units of an index at a specified future date at a contract price of $1,000 per unit and the index is at $1,010 on that future date, the Fund will gain $5,000 (500 units x gain of $10).

         Index Futures in which a Fund may invest typically can be traded through all major commodity brokers, and trades are currently effected on the exchanges described in the Prospectus. A Fund may close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day) with settlement made, in the case of S&P 500 Index Futures, with the Commodities Clearing House. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases foreign stock Index Futures.

         The price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the S&P 500 Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.


                             INVESTMENT RESTRICTIONS

         Without a vote of the majority of the outstanding voting securities of the relevant Fund, the Trust will not take any of the following actions with respect to any Fund:

                  (1) Borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund establishes a segregated account with its custodian in which it maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions. Under current pronouncements of the Securities and Exchange Commission and its staff such transactions are not treated as senior securities so long as and to the extent that the Fund establishes a segregated account with its custodian in which it maintains liquid assets, such as cash, U.S. Government securities or other appropriate high grade debt securities equal in value to its obligations in respect of these transactions; notwithstanding the foregoing, the Japan Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes, and which borrowings will be repaid before any additional investments are purchased.

                  (2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

                  (3) Make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

                  (4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

                  (5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

                  (6) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 100% of a Fund's total assets in the case of each Fund (except the International Core and Currency Hedged International Core Funds), and with respect to not more than 25% of total assets in the case of each of the International Core and Currency Hedged International Core Funds.

                  (7) Invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and partners of Grantham, Mayo, Van Otterloo & Co. (the "Manager") who beneficially own more than 1/2 of 1% of the securities of that issuer together beneficially own more than 5%.

                  (8) Concentrate more than 25% of the value of its total assets in any one industry (except that, as described in the Prospectus, the Short-Term Income Fund may invest up to 100% of its assets in obligations issued by banks, and the REIT Fund may invest more than 25% of its assets in real estate-related securities).

                  (9) Purchase or sell commodities or commodity contracts, except that the Funds (other than the Short-Term Income Fund) may purchase and sell financial futures contracts and options thereon.

                  (10) Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness", the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by maintaining certain "segregated accounts." Similarly, so long as such segregated accounts are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by non-fundamental policy (f) below; any borrowing permitted by restriction 1 above; any collateral arrangements with respect to initial and variational margin permitted by non-fundamental policy (f) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

                  (11) With respect to the Tobacco-Free Core Fund only, invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, and (c) repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund's total assets (taken at current value) would then be invested in securities described in (a), (b) and (c) above.

                  (12) With respect to the Japan Fund only, (i) own greater than 10% of the outstanding voting securities of any single issuer; or (ii) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of the Fund's total assets (taken at cost) and then only to secure permitted borrowings (for purposes of this restriction, collateral arrangements with respect to the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets).

         Notwithstanding the latitude permitted by Restrictions 1, 3, and 5 above and non- fundamental policy (f) below, no Fund has any current intention of (a) borrowing money (other than temporary borrowings to meet redemption requests or to settle securities transactions), (b) entering into short sales or
(c) with the exception of the REIT Fund, the Core Fund, the Tobacco-Free Core Fund, the Value Fund, the Growth Fund and the U.S.
Sector Fund, investing in real estate investment trusts.

         It is contrary to the present policy of all the Funds, which may be changed by the Trustees without shareholder approval, to:

                  (a) Invest in warrants or rights excluding options (other than warrants or rights acquired by the Fund as a part of a unit or attached to securities at the time of purchase), except that (i) the International Funds (other than the International Bond Fund) may invest in such warrants or rights so long as the aggregate value thereof (taken at the lower of cost or market) does not exceed 5% of the value of the Fund's total net assets; provided that within this 5%, not more than 2% of its net assets may be invested in warrants that are not listed on the New York or American Stock Exchange or a recognized foreign exchange, and
         (ii) the Foreign Fund may invest without limitation in such warrants or rights.

                  (b) Invest in securities of an issuer, which, together with any predecessors or controlling persons, has been in operation for less than three consecutive years if, as a result, the aggregate of such investments would exceed 5% of the value of the Fund's net assets; except that this restriction shall not apply to any obligation of the U.S. Government or its instrumentalities or agencies; and except that this restriction shall not apply to the investments of the Japan Fund.

                  (c) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

                  (d) Make investments for the purpose of gaining control of a company's management.

                  (e) Invest more than 15% of net assets (or such lower percentage permitted by the states in which shares are eligible for sale) in illiquid securities. The securities currently thought to be included as "illiquid securities" are restricted securities under the Federal securities laws (including illiquid securities traded under Rule 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities traded under Rule 144A are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

                  (f) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 331/3% of the Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively is not deemed to be a pledge or encumbrance.)

                  (g) With respect to the Foreign Fund only, to (i) invest in interests of any general partnership, (ii) utilize margin or other borrowings to increase market exposure (such prohibition shall extend to the use of cash collateral obtained in exchange for loaned securities but does not prohibit the use of margin accounts for permissible futures trading; further, the Fund may borrow an amount equal to cash receivable from sales of stocks or securities the settlement of which is deferred under standard practice in the country of sale), (iii) pledge or otherwise encumber its assets, and (iv) invest more than 5% of its assets in any one issuer (except Government securities and bank certificates of deposit).

         Except as indicated above in Restriction No. 1, all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

         The phrase "shareholder approval," as used in the Prospectus, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


                 INCOME, DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

         Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). So long as a Fund qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

         The tax status of each Fund and the distributions which it may make are summarized in the Prospectus under the heading "Taxes." Each Fund intends to pay out substantially all of its ordinary income and net short-term capital gains, and to distribute substantially all of its net capital gain, if any, after giving effect to any available capital loss carryover. Net capital gain is the excess of net long-term capital gain over net short-term capital loss. It is the policy of each Fund to make distributions sufficient to avoid the imposition of a 4% excise tax on certain undistributed amounts. The recognition of certain losses upon the sale of shares of a Fund may be limited to the extent shareholders dispose of shares of one Fund and invest in shares of the same or another Fund.

         The Funds' transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Funds' securities and convert short-term capital gains or losses into long-term capital gains or losses. Qualification segments noted above may restrict the Fund's ability to engage in these transactions, and these transactions may affect the amount, timing and character of distributions to shareholders.

         Investment by the International Funds in certain "passive foreign investment companies" could subject a Fund to a U.S. federal income tax or other charge on distributions received from or the sale of its investment in such a company, which tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to treat a passive foreign investment company as a "qualified electing fund," or elect the mark-to-market election under proposed regulation 1.1291-8, which may have the effect of accelerating the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections may therefore require the Fund to liquidate other investments to meet its distribution requirement, which may also accelerate the recognition of gain and affect the Fund's total return.

         In general, all dividends derived from ordinary income and short-term capital gain are taxable to investors as ordinary income (subject to special rules concerning the extent of the dividends received deduction for corporations) and long-term capital gain distributions are taxable to investors as long-term capital gains, whether such dividends or distributions are received in shares or cash. Tax exempt organizations or entities will generally not be subject to federal income tax on dividends or distributions from a Fund, except certain organizations or entities, including private foundations, social clubs, and others, which may be subject to tax on dividends or capital gains. Each organization or entity should review its own circumstances and the federal tax treatment of its income.

         The dividends-received deduction for corporations will generally apply to a Fund's dividends paid from investment income to the extent derived from dividends received by the Fund from domestic corporations.

         Certain of the Funds which invest in foreign securities may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on the Trust's investments, but, as discussed in the Prospectus, may be taken as either a deduction or a credit by U.S. citizens and corporations if the Fund makes the election described in the Prospectus.

                             MANAGEMENT OF THE TRUST

         The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

              R. Jeremy Grantham*. President-Domestic Quantitative and Trustee of the Trust. Partner, Grantham, Mayo, Van Otterloo & Co.

              Harvey R. Margolis. Trustee of the Trust. Mathematics Professor, Boston College.

              Eyk del Mol Van Otterloo. President-International of the Trust. Partner, Grantham, Mayo, Van Otterloo & Co.

              Jay O. Light. Trustee of the Trust. Professor of Business Administration, Harvard University; Senior Associate Dean, Harvard University (1988- 1992).

              Richard Mayo. President-Domestic Active of the Trust. Partner, Grantham, Mayo, Van Otterloo & Co.

              Kingsley Durant. Vice President, Treasurer and Secretary of the Trust. Partner, Grantham, Mayo, Van Otterloo & Co.

              Susan Randall Harbert. Secretary and Assistant Treasurer of the Trust. Partner, Grantham, Mayo, Van Otterloo & Co.

              William R. Royer, Esq.. Clerk of the Trust. General Counsel, Grantham, Mayo, Van Otterloo & Co. (January, 1995 - Present). Associate, Ropes & Gray, Boston, Massachusetts (September, 1992 - January, 1995).

              Margaret McGetrick. Secretary of the Trust. Partner, Grantham, Mayo, Van Otterloo & Co.

              Jui Lai. Secretary of the Trust. Partner, Grantham, Mayo, Van Otterloo & Co.

              Ann Spruill. Secretary of the Trust. Partner, Grantham, Mayo, Van Otterloo & Co.

*Trustee is deemed to be an "interested person" of the Trust and the Manager, as defined by the 1940 Act.

         The mailing address of each of the officers and Trustees is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. The Trustees and officers of the Trust as a group own less than 1% of any class of outstanding shares of the Trust.

         Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

         The Manager pays the Trustees other than those who are interested persons an annual fee of $40,000. Harvey Margolis and Jay O. Light are currently the only Trustees who are not interested persons, and thus the only Trustees compensated directly by the Trust. No other Trustee receives any direct compensation from the Trust or any series thereof.

         Messrs. Grantham, Mayo, Van Otterloo and Durant, and Mses. Harbert, McGetrick, Lai and Spruill, as partners of the Manager, will benefit from the management fees paid by each Fund of the Trust.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Management Contracts
--------------------

         As disclosed in the Prospectus under the heading "Management of the Fund," under separate Management Contracts (each a "Management Contract") between the Trust and Grantham, Mayo, Van Otterloo & Co. (the "Manager"), subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment program for each Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions --Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers which furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

         As is disclosed in the Prospectus, the Manager's compensation will be reduced to the extent that any Fund's annual expenses incurred in the operation of the Fund (including the management fee but excluding Shareholder Service Fees, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes; and, in the case of the Emerging Markets Fund, Emerging Country Debt Fund and Global Hedged Equity Fund, excluding custodial fees; and, in the case of the Asset Allocation

Funds, excluding expenses indirectly incurred by investment in other Funds of the Trust) would exceed the percentage of the Fund's average daily net assets described therein. Because the Manager's compensation is fixed at an annual rate equal to this expense limitation, it is expected that the Manager will pay such expenses (with the exceptions noted) as they arise. In addition, the Manager's compensation under the Management Contract is subject to reduction to the extent that in any year the expenses of the relevant Fund exceed the limits on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale. The term "expenses" is defined in the statutes or regulations of such jurisdictions, and, generally speaking, excludes brokerage commissions, taxes, interest and extraordinary expenses. No Fund is currently subject to any state imposed limit on expenses.

         Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager) and by the relevant Fund's sole shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract will continue in effect for a period more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

         In the last three fiscal years the Funds have paid the following amounts as Management Fees to the Manager pursuant to the relevant Management
Contract:

                         Gross            Reduction             Net
                         -----            ---------             ---

CORE FUND
---------

Year ended 2/29/96       $14,964,100      $2,052,651          $12,911,449
Year ended 2/28/95       $10,703,745      $1,492,476          $ 9,211,269
Year ended 2/28/94       $ 9,872,383      $1,323,098          $ 8,549,285

                           Gross                 Reduction            Net
                           -----                 ---------            ---

INTERNATIONAL CORE
FUND

Year ended 2/29/96        $25,419,063            $4,915,283         $20,503,780
Year ended 2/28/95        $19,964,039            $3,849,845         $16,114,194
Year ended 2/28/94        $12,131,276            $2,974,235         $ 9,157,041

GROWTH FUND

Year ended 2/29/96        $ 1,685,025            $  241,245         $ 1,443,780
Year ended 2/28/95        $ 1,063,102            $  162,479         $   900,623
Year ended 2/28/94        $   732,330            $  136,305         $   596,025

SHORT-TERM INCOME
FUND

Year ended 2/29/96        $    21,431            $   21,431         $         0
Year ended 2/28/95        $    32,631            $   24,693         $     7,938
Year ended 2/28/94        $    25,648            $   25,012         $       636

JAPAN FUND

Year ended 2/29/96        $   647,675            $  125,662         $   522,013
Year ended 2/28/95        $ 3,394,922            $  113,442         $ 3,281,480
Year ended 2/28/94        $ 2,985,621            $  116,523         $ 2,869,098

VALUE FUND

Year ended 2/29/96        $ 2,296,190            $   463,260        $ 1,832,930
Year ended 2/28/95        $ 3,144,806            $   612,779        $ 2,532,027
Year ended 2/28/94        $ 7,860,120            $ 1,319,736        $ 6,540,384

TOBACCO-FREE
CORE FUND

Year ended 2/29/96        $   284,306            $   113,925        $    170,381
Year ended 2/28/95        $   260,209            $   140,422        $    119,787
Year ended 2/28/94        $   285,625            $   123,056        $    162,569

                             Gross               Reduction             Net

FUNDAMENTAL
VALUE FUND

Year ended 2/29/96         $1,496,155         $   108,537          $ 1,387,618
Year ended 2/28/95         $1,297,348         $   118,250          $ 1,179,098
Year ended 2/28/94         $  847,075         $   131,219          $   715,856

SMALL CAP VALUE
FUND

Year ended 2/29/96         $   873,239        $   226,684          $   646,555
Year ended 2/28/95         $   865,852        $   187,546          $   678,306
Year ended 2/28/94         $   626,163        $   154,249          $   471,914


INTERNATIONAL SMALL
COMPANIES FUND

Year ended 2/29/96         $2,467,267         $1,358,838           $ 1,108,429
Year ended 2/28/95         $2,184,055         $1,368,080           $   815,975
Year ended 2/28/94         $  833,440         $  625,615           $   207,825

U.S. SECTOR FUND

Year ended 2/29/96         $1,134,431         $   169,840          $   964,591
Year ended 2/28/95         $  934,108         $   179,986          $   754,122
Year ended 2/28/94         $  848,089         $   141,400          $   706,689

INTERNATIONAL
BOND FUND

Year ended 2/29/96         $   779,352        $    257,658         $   521,694
Year ended 2/28/95         $   345,558        $    181,243         $   164,315
Commencement of
  Operations               $    23,776        $     23,776         $         0
(12/22/93) - 2/28/94

EMERGING MARKETS FUND

Year ended 2/29/96         $ 5,944,710        $     90,073         $5,854,637
Year ended 2/28/95         $ 3,004,553        $          0         $3,004,553
Commencement of
  Operations               $   158,043        $     18,574         $  139,469
(12/8/93) - 2/28/94

EMERGING COUNTRY DEBT FUND

Year ended 2/29/96         $ 2,504,503        $    810,112         $1,694,391
Commencement of
  Operations               $   417,918        $    174,820         $  243,098
(4/19/94) - 2/28/95

GLOBAL HEDGED EQUITY FUND

Year ended 2/29/96         $ 2,071,406        $    199,269         $1,872,137
Commencement of
  Operations               $   324,126        $     80,409         $  243,717
(7/29/94) - 2/28/95

DOMESTIC BOND FUND

Year ended 2/29/96         $   707,127        $    158,391        $   548,736
Commencement of
  Operations               $    95,643        $     68,732        $    26,911
(8/18/94) - 2/28/95

CURRENCY HEDGED
INTERNATIONAL BOND
FUND

Year ended 2/29/96         $  1,163,131       $    522,806        $  610,325
Commencement of
  Operations               $    306,031       $    173,302        $  132,729
(9/30/94) - 2/28/95

GLOBAL BOND FUND

Commencement of
  Operations               $     17,307       $     17,307        $       0
(12/28/95) - 2/29/96

                               Gross            Reduction             Net

CURRENCY HEDGED
INTERNATIONAL CORE
FUND

Commencement of
  Operations               $ 1, 097,558       $     663,365        $   464,193
(6/30/95) - 2/29/96


         Custodial Arrangements. Investors Bank & Trust Company ("IBT"), One Lincoln Plaza, Boston, Massachusetts 02205, and Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109 serve as the Trust's custodians on behalf of the Funds. As such, IBT or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of IBT and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis. The Manager has voluntarily agreed with the Trust to reduce its management fees and to bear certain expenses with respect to each Fund until further notice to the extent that a Fund's total annual operating expenses (excluding Shareholder Service Fees, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes; and, in the case of the Emerging County Debt Fund, Emerging Markets Fund and Global Hedged Equity Fund, excluding custodial fees; and, in the case of the Asset Allocation Funds, excluding expenses indirectly incurred by investment in other Funds of the Trust) would otherwise exceed the percentage of that Fund's daily net assets specified in the Prospectus ("Schedule of Fees and Expenses"). Therefore so long as the Manager agrees so to reduce its fee and bear certain expenses, total annual operating expenses (subject to such exclusions) of the Fund will not exceed this stated limitation. Absent such agreement by the Manager to waive its fees, management fees for each Fund and the annual operating expenses for each Fund would be as stated in the Prospectus.

         Shareholder Service Arrangements. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with each Fund of the Trust, Grantham, Mayo, Van Otterloo & Co. provides direct client service, maintenance and reporting to shareholders of the Funds. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager or the Trust). The Servicing Agreement will continue in effect for a period more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days written notice to the other party.

         Independent Accountants. The Trust's independent accountants are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP conducts annual audits of the Trust's financial statements, assists in the preparation of each Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.


                             PORTFOLIO TRANSACTIONS

         The purchase and sale of portfolio securities for each Fund and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may sell indirectly a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account's being preferred over any other account.

         Transactions involving the issuance of Fund shares for securities or assets other than cash, will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (a) such securities meet the investment objectives and policies of the Fund; (b) such securities are acquired for investment and not for resale; (c) such securities are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) such securities have a value which is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, NASDAQ or a recognized foreign exchange.

         Brokerage and Research Services. In placing orders for the portfolio transactions of each Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are judgmental considerations.

         Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for the Domestic Funds with primary market makers unless better prices or executions are available elsewhere.

         Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Manager will receive such services from brokers who are expected to handle a substantial amount of the Funds' portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Manager uses such research in servicing other clients as well as the Funds.

         As permitted by Section 28(e) of the Securities Exchange Act of 1934 and subject to such policies as the Trustees of the Trust may determine, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

         During the three most recent fiscal years, the Trust paid, on behalf of the Funds, the following amounts in brokerage commissions:


                                       1994               1995               1996               Total

Core Fund                          $1,176,157         $4,641,334         $3,353,136         $9,170,627
Growth Fund                           159,018            211,476            295,985           $666,479
SAF Core Fund                         158,642                ---                ---           $158,642
Value Fund                          1,911,868          1,523,065            784,675         $4,219,608
Short-Term Income Fund                    ---                ---                ---                ---
International Core Fund             2,911,201          4,518,970          1,888,442         $9,318,613
Japan Fund                            138,019          1,038,223             41,022         $1,217,264
Tobacco-Free Core Fund                 70,113            126,491             71,940           $268,544


                                             1994               1995               1996               Total

Fundamental Value Fund                      508,267            444,239            270,800         $1,223,306
International Small Companies               279,639            470,900             77,221           $827,760
Fund
Bond Allocation Fund                         34,238             29,533                ---            $63,771
Small Cap Value Fund                        127,191            514,168            678,406         $1,319,765
U.S. Sector Fund                            166,982            434,291            324,992           $926,265
International Bond Fund                       1,340              3,251             13,750            $18,341
Emerging Markets Fund                       423,879          2,668,508          3,199,810         $6,292,197
Emerging Country Debt Fund                      ---                ---             31,200            $31,200
Global Hedged Equity Fund                       ---            146,893            415,040           $561,933
Domestic Bond Fund                              ---                ---             62,799            $62,799
Currency Hedged International                   ---                ---              1,800             $1,800
Bond Fund
Currency Hedged International                   ---                ---            264,754           $264,754
Core Fund
Global Bond Fund                                ---                ---              2,321             $2,321
Total                                    $8,251,453        $16,975,056        $11,943,052        $37,169,561





                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

        The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on February 28.

        Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of twenty-nine series: the Core Fund; the Value Fund; the Growth Fund; the Pelican Fund; the Short-Term Income Fund; the Core II Secondaries Fund; the Fundamental Value Fund, the Tobacco-Free Core Fund; the U.S. Sector Fund; the Conservative Equity Fund; the International Core Fund; the Japan Fund; the International Bond Fund; the Emerging Markets Fund; the Emerging Country Debt Fund; the Domestic Bond Fund; the Currency Hedged International Bond Fund; the Global Hedged Equity Fund; the Currency Hedged International Core Fund; the International Small

Companies Fund; the REIT Fund; the Global Bond Fund; the Core Emerging Country Debt Fund; the Foreign Fund; the Global Fund; the International Equity Allocation Fund; the World Equity Allocation Fund; the Global (U.S.+) Equity Allocation Fund and the Global Balanced Allocation Fund. The Conservative Equity Fund, the Core Emerging Country Debt Fund are the Global Fund are currently inactive. Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial and transfer agency expenses, but there is no present intention to make such charges.

        The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to six classes of shares for each series of the Trust (except for the Pelican Fund): Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares and Class VI Shares.

        The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

        The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

Voting Rights
-------------

        As summarized in the Prospectus, shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the Investment Company Act of 1940, shares shall be voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such affected Funds shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the other Fund and the approval of the investment advisory contracts of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares and as otherwise required by law.

        There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

        No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

SHAREHOLDER AND TRUSTEE LIABILITY
---------------------------------

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.

        The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND'S SHARES
----------------------------------------------------

        The  following  chart  sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding Class I Shares of the Core Fund as of September 23, 1996:

Name                                            Address                                       % Ownership
----                                            -------                                       -----------

Huntington Trust Co. FBO the                    Attn:  Ms. Michelle McCallister                  100.00
  Jewish Community Federation                   P.O. Box 1558
  of Cleveland Employees Ret. Plan              Columbus, OH  43260
  and Trust


         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding Class II Shares of the Core Fund as of September 23, 1996:

Name                                            Address                                       % Ownership
----                                            -------                                       -----------

The Washington and Lee                          Attn:  John E. Cuny                              100.00
  University                                    Treasurer's Office
                                                Washington and Lee Univ.
                                                Washington Hall 33
                                                Lexington, VA 24450



                                                      -20-





         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding Class III Shares of the Core Fund as of September 23, 1996:

Name                                            Address                                       % Ownership
----                                            -------                                       -----------

Employee Retirement Plan of                     5918 Stoneridge Mall Road                         5.59
  Safeway IN                                    Pleasanton, CA  94588

3M Company                                      Building 224-5N-21                                5.46
                                                MMM Center
                                                St. Paul, MN 55144

NRECA                                           Attn:  Peter Morris                               8.30
                                                4301 Wilson Boulevard
                                                RSI8-305
                                                Arlington, VA 22203

         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding Class III Shares of the Growth Fund as of September 23, 1996:

Name                                            Address                                        % Ownership
----                                            -------                                        -----------

Aerospace Corporation                           Attn:  Mutual Funds                              13.90
Retirement Plan                                 P.O. Box 92956
Northern Trust Co.                              Chicago, IL  60675
by Northern Trust Co.
as Trustee

John D. MacArthur &                             Attn:  Lawrence L. Landry                         9.82
  Catherine T. MacArthur                        140 South Dearborn
  Foundation                                    Suite 1100
                                                Chicago, IL 60603

Yale University                                 230 Prospect Street                               9.35
                                                Attn: Theodore D. Seides
                                                New Haven, CT 06511

Surdna Foundation Inc.                          Attn:  Mark De Venoge                            17.95
                                                330 Madison Avenue
                                                30th Floor
                                                New York, NY 10017


                                      -21-





Duke University                                 2200 West Main St.                                8.45
  Long Term Endowment                           Suite 1000
                                                Attn: Deborah Lane
                                                Durham, NC 27705

         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding Class III Shares of the Japan Fund as of September 23, 1996:

Name                                            Address                                        % Ownership
----                                            -------                                        -----------

Collins EAFE Group Trust                        Attn: Y. Hong                                     11.55
                                                840 Newport Center Drive
                                                Newport Beach, CA 92691

International Monetary Fund Staff               700 19th St., NW                                  16.46
  Retirement Plan                               Attn:  Hillary Boardman
                                                Washington, DC 20431

Public Service Electric & Gas Co.               Attention:  Doug  Hoerr                            5.31
  Master Retirement Trust                       80 Park Plaza
                                                P.O. Box 570
                                                Newark, NJ  07102

Gordon Family Trust                             c/o Strategic Investment Management                9.04
                                                1001 19th Street North, 16th Floor
                                                Arlington, VA 22209-1722

Brown University                                Investment Office - Box C                         11.16
                                                Attn: Robert J. Kolyer, Jr.
                                                164 Angell Street
                                                Providence, RI 02912

         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding  Class III Shares of the Short- Term Income Fund as of September 23,
1996:

Name                                            Address                                        % Ownership
----                                            -------                                        -----------

MJH Foundation                                  Attn:  J. Michael Burris                          12.10
  Martha Jefferson Hospital                     459 Locust Avenue
                                                Charlottesville, VA 22902


                                      -22-






Cormorant Fund                                  c/o Jeremy Grantham                                  25.06
                                                40 Rowes Wharf
                                                Boston, MA  02110

Directors Fund Limited                          Attn:  Michael J. Leahy                              37.93
  Partnership                                   c/o Commodities Corporation Ltd
                                                CN 850
                                                Princeton, NJ 08542

Gerald Grinstein &                              c/o Molly Pengra                                     7.53
  Carolyn H. Grinstein JT TEN                   Pengra Capital Mgt 2 Union Square
                                                601 Union St. #4100
                                                Seattle, WA 98101-2380

         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding Class III Shares of the Value Fund as of September 23, 1996:

Name                                            Address                                           % Ownership
----                                            -------                                           -----------

Duke University Long Term                       Attn:  Deborah Lane                                  8.34
  Endowment Fund                                2200 West Main Street
                                                Suite 1000
                                                Durham, NC  27705

 International Monetary Fund                    700 19th St., NW                                     14.24
  Staff Retirement Plan                         Attn:  Hillary Boardman
                                                Washington, DC 20431

Leland Stanford Junior                          Stanford Management Company                          27.55
  University II                                 2770 Sand Hill Road
                                                Menlo Park, CA 94025

         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding  Class III Shares of the Fundamental  Value Fund as of September 23,
1996:

Name                                            Address                                           % Ownership
----                                            -------                                           -----------

Yale University                                 230 Prospect Street                                  32.16
                                                Attn: Theodore D. Seides
                                                New Haven, CT 06511


                                      -23-





Berea College                                   Box 2306                                             10.52
                                                Attn: Jeff Amburgey
                                                Berea, KY 40404

Leland Stanford Junior                          Stanford Management Company                          35.12
  University II                                 2770 Sand Hill Road
                                                Menlo Park, CA 04025

Wachovia Bank Trustee                           Attn:  Ms. Ruth Hawley                               17.09
  RJR Nabisco Inc.                              Vice President NC 31013
  Defined Benefit/Master                        301 North Main Street
  Trust - FVA                                   Winston-Salem, NC  27150

Princeton University TR                         Attn:  John D. Sweeney                               5.00
                                                PO Box 35
                                                Princeton, NJ 08544

         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding Class III Shares of the Core II Secondaries Fund as of September 23,
1996:

Name                                            Address                                           % Ownership
----                                            -------                                           -----------

The Andrew W. Mellon Foundation                 140 E. 62nd Street                                   7.98
                                                Attn:  Kenneth J. Herr, Treasurer
                                                New York, NY 10021

Cheyne Walk Trust                               Pearce Investments Ltd.                              6.79
                                                Attn: Howard Reynolds
                                                1325 Air Motive Way, Suite 262
                                                Reno, NV 89502

John D. MacArthur & Catherine T.                Attn:  Lawrence L. Landry                            8.30
  MacArthur Foundation                          140 South Dearborn
                                                Suite 1100
                                                Chicago, IL 60603

Bost & Co./BAMF8721002                          1 Cabot Road 028-003B                                7.46
  Bell Atlantic                                 Mutual Fund Operations
                                                Medford, MA 02155



                                      -24-





Yale University                                 230 Prospect St.                                     9.72
                                                Attn: Theodore D. Seides
                                                New Haven, CT 06511

Bankers Trust Company Trustee                   Attn: Marshall Jones                                16.06
  GTE Service Corp Pension                      GTE Investment Management
  Trust                                         One Stamford Forum
                                                Stamford, CT 06902

Bost & Co. a/c WFHF6202002                      Attn:  Mutual Funds Operations                       7.13
  FBO the Hewlett Foundation                    P.O. Box 3198
                                                Pittsburgh, PA 15230

         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding  Class III Shares of the  International  Small  Companies Fund as of
September 23, 1996:

Name                                            Address                                           % Ownership
----                                            -------                                           -----------

Yale University                                 230 Prospect Street                                  7.01
                                                Attn: Theodore D. Seides
                                                New Haven, CT 06511

Bankers Trust Company Trustee                   Attn:  Marshall Jones                                6.28
  GTE Service Corp Pension Trust                GTE Investment Management
                                                One Stamford Forum
                                                Stamford, CT 06902

         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding  Class III Shares of the Tobacco-Free  Core Fund as of September 23,
1996:

Name                                            Address                                           % Ownership
----                                            -------                                           -----------

Dewitt Wallace-Reader's Digest                  Attn:  Rob D. Nagel                                  43.95
  Fund, Inc.                                    Two Park Avenue
                                                23rd Floor
                                                New York, NY 10016


                                      -25-





Lila Wallace-Reader's Digest                    Attn:  Rob D. Nagel                                  37.82
  Fund, Inc.                                    Two Park Avenue
                                                23rd Floor
                                                New York, NY 10016

Tufts Associated Health                         353 Wyman Street                                     18.24
  Maint. Organization Inc.                      Waltham, MA  02254

         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding Class I Shares of the U.S.
Sector Fund as of September 23, 1996:

Name                                            Address                                           % Ownership
----                                            -------                                           -----------

The Herb Society of America, Inc.               Attn:  David Pauer Exec. Director                   100.00
                                                9019 Kirtland Chardon Road
                                                Kirtland, OH 44094

         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding Class III Shares of the U.S.
Sector Fund as of September 23, 1996:

Name                                            Address                                           % Ownership
----                                            -------                                           -----------

John D. MacArthur & Catherine T.                Attn:  Lawrence L. Landry                            39.76
  MacArthur Foundation                          140 South Dearborn, Suite 1100
                                                Chicago, IL 60603

Trustees of Columbia University                 Columbia University                                  14.80
  in the City of New York-Global                475 Riverside Drive, Suite 401
                                                New York, NY 10115

Yale University                                 230 Prospect St.                                     29.10
                                                Attn: Theodore D. Seides
                                                New Haven, CT 06511



                                      -26-





         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding Class III Shares of the International  Bond Fund as of September 23,
1996:

Name                                            Address                                           % Ownership
----                                            -------                                           -----------

Trustees of Princeton Univ.                     Attn:  John D. Sweeney                               20.39
  Int'l                                         PO Box 35
                                                Princeton, NY 08544

Saturn & Co. A/C 4600712                        P.O. Box 1537 Top 57                                 21.77
 c/o Investors Bank & Trust Co.                 Boston, MA  02205
 FBO The John Hancock Mutual
 Life Insurance Company Pension
 Plan

Woods Hole Oceanographic                        Attn:  Lawrence Ladd                                  5.28
  Institute                                     Woods Hole, MA  02543

         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding  Class III Shares of the Emerging  Markets Fund as of September  23,
1996:

Name                                            Address                                           % Ownership
----                                            -------                                           -----------

Trustees of Princeton Univ.                     Attn:  John D. Sweeney                               6.47
  Intl                                          PO Box 35
                                                Princeton, NJ 08544

Princeton Univ.  TR                             Attn:  John D. Sweeney                               5.25
                                                PO Box 35
                                                Princeton, NJ 08544

Bankers Trust Company Trustee                   Attn:  Marshall Jones                                9.24
  GTE Service Pension Trust                     GTE Investment Management
                                                One Stamford Forum
                                                Stamford, CT 06902



                                      -27-





         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding Class I Shares of the Domestic Bond Fund as of September 23, 1996:

Name                                            Address                                           % Ownership
----                                            -------                                           -----------

The Herb Society of America, Inc.               Attn:  David Pauer, Exec. Director                  100.00
                                                9019 Kirtland Chardon Road
                                                Kirtland, OH 44094

         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding Class III Shares of the Domestic Bond Fund as of September 23, 1996:

Name                                            Address                                           % Ownership
----                                            -------                                           -----------

Bost & Co./BAMF8721002                          1 Cabot Road 028-003B                                20.54
  Bell Atlantic                                 Mutual Fund Operations
                                                Medford, MA 02155

Bankers Trust Company Trustee                   Attn:  Marshall Jones                                33.54
  GTE Service Pension Trust                     GTE Investment Management
                                                One Stamford Forum
                                                Stamford, CT 06902

John D. MacArthur &                             Attn:  Lawrence L. Landry                             8.54
Catherine T. MacArthur Foundation               140 S. Dearborn, Suite 1100
                                                Chicago, IL 60603

Corning Retirement Master Trust II              Attn: Mr. Lindsay W. Brown                           10.00
                                                One Riverfront Plaza
                                                HQ-E2-34
                                                Corning, NY 14831



                                      -28-





         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding Class III Shares of the Currency Hedged  International  Bond Fund as
of September 23, 1996:

Name                                            Address                                           % Ownership
----                                            -------                                           -----------

Marshstorm & Co.                                State Street Bank and Trust                          7.25
                                                Attn: Cara Allen - W6C
                                                1 Enterprise Dr. W6C
                                                North Quincy, MA 02171

Bost & Co./BAMF8721002                          1 Cabot Road 028-003B                                7.66
  Bell Atlantic                                 Mutual Fund Operations
                                                Medford, MA 02155

Bankers Trust Company Trustee                   Attn:  Marshall Jones                               43.85
  GTE Service Pension Trust                     GTE Investment Management
                                                One Stamford Forum
                                                Stamford, CT 06902

         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding  Class III Shares of the Emerging  Country Debt Fund as of September
23, 1996:

Name                                            Address                                           % Ownership
----                                            -------                                           -----------

Princeton University TR                         Attn:  John D. Sweeney                               8.19
  Int'l                                         PO Box 35
                                                Princeton, NJ 08544

Bankers Trust Company Trustee                   Attn:  Marshall Jones                               10.18
  GTE Service Pension Trust                     GTE Investment Management
                                                One Stamford Forum
                                                Stamford, CT 06902

Regents of the Univ. Michigan                   5032 Fleming Admin. Bldg.                            6.82
Treasurer's Office                              Ann Arbor, MI  48109

Duke University Long Term                       2200 W. Main Street                                  6.88
 Endowment                                      Suite 1000
                                                Attn: Deborah Lane
                                                Durham, NC 27705


                                      -29-




         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding  Class III Shares of the Global  Hedged  Equity Fund as of September
23, 1996:

Name                                            Address                                           % Ownership
----                                            -------                                           -----------

Bankers Trust Company Trustee                   Attn:  Marshall Jones                                30.82
  GTE Service Pension Trust                     GTE Investment Management
                                                One Stamford Forum
                                                Stamford, CT 06902

John D. MacArthur &                             Attn:  Lawrence L. Landry                             7.76
Catherine T. MacArthur Foundation               140 S. Dearborn, Suite 1100
                                                Chicago, IL 60603

Partners Healthcare System                      Partners Healthcare System, Inc.                      8.25
Pooled Investment Accounts                      101 Merrimac St./4th Floor
                                                Boston, MA 02114

         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding Class III Shares of the Currency Hedged  International  Core Fund as
of September 23, 1996:

Name                                            Address                                           % Ownership
----                                            -------                                           -----------

Bost & Co./BAMF8721002                          1 Cabot Road 028-003B                                8.67
  Bell Atlantic                                 Mutual Fund Operations
                                                Medford, MA 02155

Trustees of Columbia Univ.-                     Columbia University                                  9.99
  Global                                        475 Riverside Drive Suite 401
                                                New York, NY 10115

Duke Univ. Long Term                            2200 West Main Street                                5.27
  Endowment PO                                  Suite 1000
                                                Attn: Deborah Lane
                                                Durham, NC 27705

Howard Hughes Medical                           4000 Jones Bridge Road                              23.81
  Institute                                     Chevy Chase, MD  20815



                                      -30-





Arthur Andersen & Co.                           Attn:  John H. Greenwell                             5.68
  SC U S Profit Sharing                         69 W. Washington St.
  and Retirement Trust                          A21A
                                                Chicago, IL 60602

         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding Class III Shares of the Global Bond Fund as of September 23, 1996:

Name                                            Address                                           % Ownership
----                                            -------                                           -----------

Catholic Bishop of Chicago                      155 East Superior Street                             12.41
                                                Attn: John F. Benware
                                                Chicago, IL 60611

Board of Trustees of the Univ.                  302 South Building 005A                               7.26
of North Carolina at Chapel Hill                Campus Box 1000
Endowment Fund Bonds                            Chapel Hill, NC  27599

The University of North Carolina                302 South Building 005A                               5.76
at Chapel Hill Foundation Inc.                  Campus Box 1000
Bonds                                           Chapel Hill, NC

Nazareth College of Rochester                   4245 East Avenue                                     13.77
Fixed Income                                    Rochester, NY  14618

Essex & Company                                 Attn: Linda Wills, Trust Dept.                       46.61
                                                c/o First National in Palms Springs
                                                255 South County Road
                                                Palm Springs, FL 33480

         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding Class I Shares of the Foreign Fund as of September 23, 1996:

Name                                            Address                                           % Ownership
----                                            -------                                           -----------

Wentworth Institute of Technology               Attn:  David Gilmore                                 99.97
                                                550 Huntington Avenue
                                                Boston, MA 02115


                                      -31-





         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding Class III Shares of the Foreign Fund as of September 23, 1996:

Name                                            Address                                           % Ownership
----                                            -------                                           -----------

President and Fellows                           c/o Harvard Management Company                       18.64
  of Harvard College                            600 Atlantic Avenue
                                                Boston, MA  02210

Trustees of the University                      Attn:  Jon Scheinman                                 13.79
  of Pennsylvania                               Office of Investments
                                                3451 Walnut St
                                                714 Franklin Bldg
                                                Philadelphia,  PA  19104-6205

Wellesley College                               Attn:  Catherine Feddersen                           10.27
                                                Associate Treasurer
                                                106 Central St
                                                Wellesley, MA 02181

University of Minnesota                         Attn:  Gracie A. Davenport                            9.39
  Foundation                                    1300 S. 2nd St. Suite 200
                                                Minneapolis, MN 55454-1029

Swarthmore College - Foreign                    500 College Ave.                                      8.21
                                                Swarthmore, VA 19081-1397

The Rector and Visitors of the                  Office of the Treasurer                               7.55
  University of Virginia                        P.O. Box 9012
                                                Attn: Mr. Rob Walker Freer
                                                Charlottesville, VA 22906

Princeton University TR                         Attn:  John D. Sweeney                                7.41
                                                P.O. Box 35
                                                Princeton, NJ 08544

Trustees of Amherst College                     Attn:  Sharon G. Siegel                               5.30
  Consolidat                                    Treasurer's Office
                                                Box 2203 P.O. Box 5000
                                                Corner of Rts 9 & 116
                                                Amherst, MA 01002-5000


                                      -32-





         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding Class III Shares of the REIT Fund as of September 23, 1996:

Name                                            Address                                           % Ownership
----                                            -------                                           -----------

The Andrew W. Mellon Foundation                 140 E. 62nd Street                                   11.17
                                                Attn:  Kenneth J. Herr, Treasurer
                                                New York, NY 10021

The Duke Endowment - AA                         Attn:  Henry Vassoll Jr.                              7.72
                                                100 North Tryon Street Suite 3500
                                                Charlotte, NC 28202-4012

Princeton University TR                         Attn:  John D. Sweeney                                6.05
                                                P.O. Box 35
                                                Princeton, NJ 08544

Berea College                                   Attn:  Jeff Amburger/CPO 2306                         5.54
                                                Box 2306
                                                Berea, KY  40404

Bankers Trust Company Trustee                   Attn:  Marshall Jones                                48.08
  GTE Service Corp. Pension Trust               GTE Investment Management
                                                One Stamford Forum
                                                Stamford, CT 06902

         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding  Class I Shares of the World Equity  Allocation Fund as of September
23, 1996:

Name                                            Address                                           % Ownership
----                                            -------                                           -----------

Melvin B. and Joan F. Lane                      3000 Sand Hill Rd.                                  100.00
  TR U/A DTD 09/14/93                           Building 2 Suite 215
  Melvin and Joan Lane Revocable                Menlo Park, CA  94025
  Trust I



                                      -33-





         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding  Class  I  Shares  of the  Global  Balanced  Allocation  Fund  as of
September 23, 1996:

Name                                            Address                                           % Ownership
----                                            -------                                           -----------

Redington-Fairview General                      Attn:  Dana C. Kempton                               66.67
  Hospital                                      Associate Director
                                                28 Fairview Avenue
                                                Skowhegan, ME 04976

Redington-Fairview General                      Attn:  Dana C. Kempton                               33.33
  Hospital                                      Associate Director
                                                28 Fairview Avenue
                                                Skowhegan, ME 04976

         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding  Class I Shares of the  International  Core Fund as of September 23,
1996:

Name                                            Address                                           % Ownership
----                                            -------                                           -----------

The Herb Society of America, Inc.               Attn:  David Pauer                                  100.00
                                                Executive Director
                                                9019 Kirtland Chardon Road
                                                Kirtland, OH 44094

         The  following  chart sets forth the names,  addresses  and  percentage
ownership  of  those  shareholders   owning  beneficially  5%  or  more  of  the
outstanding Class II Shares of the World Equity Fund as of September 23, 1996:

Name                                            Address                                           % Ownership
----                                            -------                                           -----------

Sidney J. Weinberg Jr. Foundation               The Goldman Sachs Group L.P.                         20.00
                                                85 Broad Street
                                                New York, NY 10004

Sidney J. Weinberg Jr.                          The Goldman Sachs Group L.P.                         80.00
                                                85 Broad Street
                                                New York, NY 10004


                              FINANCIAL STATEMENTS

         The Trust's audited financial statements for the fiscal year ended February 29, 1996 included in the Trust's Annual Reports filed with the Securities and Exchange Commission on May 7, 1996 pursuant to Section 30(d) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are hereby incorporated in this Statement of Additional Information by reference.

                                    GMO Trust
                                    ---------

                          Specimen Price-Make-Up Sheet
                          ----------------------------

         Following are computations of the total offering price per share for the Core Fund, the International Core Fund, the Growth Fund, the Short-Term Income Fund, the Japan Fund, the Value Fund, the Tobacco-Free Core Fund, the Core II Secondaries Fund, the International Small Companies Fund, the U.S. Sector Fund, the International Bond Fund, the Emerging Markets Fund, the Emerging Country Debt Fund, the Global Hedged Equity Fund, the Domestic Bond Fund, the Currency Hedged International Bond Fund, the Fundamental Value Fund, the Currency Hedged International Core Fund, the Global Bond Fund and the Pelican Fund based upon their respective net asset values and shares of beneficial interest outstanding at the close of business on February 29, 1996.

Core Fund

         Net Assets at Value (Equivalent to
         $19.46 per share based on
         163,404,368 shares of beneficial               $3,179,314,320
                                                        --------------
         interest outstanding)

         Offering Price ($19.46 x 100/99.83)*                   $19.49
                                                                ------



-------------
* Represents maximum offering price charged on certain cash purchases. See "Purchase of Shares" in the Prospectus.

International Core Fund

         Net Assets at Value (Equivalent to $24.62
         per share based on 184,341,225 shares of
         beneficial interest outstanding)                   $4,538,036,223
                                                            --------------
         Offering Price ($24.62 x 100/99.25)*                       $24.81
                                                                    ------

Growth Fund

         Net Assets at Value (Equivalent to $5.65
         per share based on 69,297,026 shares of
         beneficial interest outstanding)                     $391,365,913
                                                              ------------
         Offering Price ($5.65 x 100/99.83)*                         $5.66
                                                                     -----

Short-Term Income Fund

         Net Assets at Value (Equivalent to $9.77
         per share based on 1,132,734 shares of
         beneficial interest outstanding)                      $11,066,025
                                                               -----------
         Offering Price                                              $9.77
                                                                     -----

Japan Fund

         Net Assets at Value (Equivalent to $8.52
         per share based on 14,792,650 shares of
         beneficial interest outstanding)                     $126,106,959
                                                              ------------
         Offering Price ($8.52 x 100/99.60)*                         $8.55
                                                                     -----

Value Fund

         Net Assets at Value (Equivalent to
         $14.25 per share based on
         22,292,408 shares of beneficial
         interest outstanding)                                $317,611,849
                                                              ------------
         Offering Price ($14.25 x 100/99.85)*                       $14.27
                                                                    ------
------------
* Represents maximum offering price charged on certain cash purchases. See "Purchase of Shares" in the Prospectus.

Tobacco-Free Core Fund

         Net Assets at Value (Equivalent to
         $12.93 per share based on
         4,444,322 shares of beneficial                         $57,485,015
                                                                -----------
         interest outstanding)

         Offering Price ($12.93 x 100/99.83)*                        $12.95
                                                                     ------

Core II Secondaries

         Net Assets at Value (Equivalent to $13.89
         per share based on 16,666,567 shares
         of beneficial interest outstanding)                   $231,533,431
                                                               ------------
         Offering Price ($13.89 x 100/99.25)*                        $13.99
                                                                     ------


International Small Companies Fund

         Net Assets at Value (Equivalent to $12.95
         per share based on 16,902,821 shares of
         beneficial interest outstanding)                      $218,963,730
                                                               ------------
         Offering Price ($12.95 x 100/98.75)*                        $13.11
                                                                     ------

Fundamental Value Fund

         Net Assets at Value (Equivalent to $15.04
         per share based on 14,123,445 shares
         of beneficial interest outstanding)                   $212,428,346
                                                               ------------
         Offering Price ($15.04 x 100/99.85)*                        $15.06
                                                                     ------
-------------
* Represents maximum offering price charged on certain cash purchases. See "Purchase of Shares" in the Prospectus.

U.S. Sector Fund

         Net Assets at Value (Equivalent to $13.63
         per share based on 15,503,866 shares
         of beneficial interest outstanding)                   $211,318,716
                                                               ------------
         Offering Price ($13.63 x 100/99.83)*                        $13.65
                                                                     ------

Emerging Markets Fund

         Net Assets at Value (Equivalent to $10.54
         per share based on 86,054,424 shares
         of beneficial interest outstanding)                   $907,179,520
                                                               ------------
         Offering Price ($10.54 x 100/98.4)*                         $10.71
                                                                     ------

International Bond Fund

         Net Assets at Value (Equivalent to $10.92
         per share based on 17,765,600 shares)                 $193,920,316
                                                               ------------

         Offering Price ($10.92 x 100/99.85)*                        $10.94
                                                                     ------

Emerging Country Debt Fund

         Net Assets at Value (Equivalent to $11.76
         per share based on 52,339,284 shares)                 $615,485,043
                                                               ------------

         Offering Price ($11.76 x 100/99.50)*                        $11.82
                                                                     ------

Global Hedged Equity Fund

         Net Assets at Value (Equivalent to $10.64
         per share based on 35,975,948 shares)                 $382,933,756
                                                               ------------

         Offering Price ($10.64 x 100/99.40)*                        $10.70
                                                                     ------
-------------
* Represents maximum offering price charged on certain cash purchases. See "Purchase of Shares" in the Prospectus.

Domestic Bond Fund

         Net Assets at Value (Equivalent to $10.40
         per share based on 29,888,776 shares)                    $310,949,345
                                                                  ------------

         Offering Price                                                 $10.40

Currency Hedged International Bond Fund

         Net Assets at Value (Equivalent to $10.92
         per share based on 21,628,308 shares)                    $236,161,858
                                                                  ------------

         Offering Price ($10.92 x 100/99.85)*                           $10.94
                                                                        ------

Currency Hedged International Core Fund

         Net Assets at Value (Equivalent to $11.54 per share     $407,226,578
                                                                 ------------
         based on 35,278,555 shares)

         Offering Price ($11.54 x 100/99.25)*                          $11.63
                                                                       ------

Pelican Fund

         Net Assets at Value (Equivalent to $14.52
         per share based on 12,204,124 shares)                   $177,238,293
                                                                 ------------

         Offering Price                                                $14.52
                                                                       ------

Global Bond Fund

         Net Assets at Value (Equivalent to $9.89 per
         share based on 3,143,053 shares)                         $31,072,418
                                                                  -----------

         Offering Price ($9.89 x 100/99.85)*                            $9.90
                                                                        -----

--------------

* Represents maximum offering price charged on certain cash purchases. See "Purchase of Shares" in the Prospectus.